              As filed with the Securities and Exchange Commission

                              on November 30, 1998


                                         Registration Nos. 33-12608 and 811-5059


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

          Pre-Effective Amendment No.
          Post-Effective Amendment No. 25                        [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT                      [X]
  COMPANY ACT OF 1940
          Amendment No. 28                                       [X]


                                 HIGHMARK FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Address of principal executive offices)
                                 (800) 433-6884
                                 --------------
              (Registrant's telephone number, including area code)

                         Name and address of agent for service:
                         --------------------------------------
                         Martin E. Lybecker, Esq.
                         Ropes & Gray
                         One Franklin Square
                         1301 K Street, N.W., Suite 800 East
                         Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)
[x]       immediately upon filing pursuant to paragraph (b), or
[ ]       on [date] pursuant to paragraph (b)
[ ]       60 days after filing pursuant to paragraph (a)(i)
[ ]       on [date] pursuant to paragraph (a)(i)
[ ]       75 days after filing pursuant to paragraph (a)(ii)
[ ]       on [date] pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for post-effective amendment No. __ filed on [date].


          Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended July 31, 1998 on October 26, 1998.

                              CROSS REFERENCE SHEET

                         THE HIGHMARK MONEY MARKET FUNDS
                                  RETAIL SHARES


FORM N-1A PART A ITEM                         PROSPECTUS CAPTION

1. Cover Page                                  Cover Page

2. Synopsis                                    Fee Table

3. Condensed Financial Information             Financial Highlights; Performance Information

4. General Description of Registrant           Fund Description; Investment Objectives; Investment
                                               Policies; General Information--Description of
                                               HighMark Funds & Its Shares

5. Management of the Fund                      Service Arrangements

5A. Management's Discussion of Fund
         Performance                           Inapplicable

6. Capital Stock and Other Securities          How to Purchase Shares; Exchange Privileges;
                                               Redemption of Shares; Dividends; Federal Taxation;
                                               Service Arrangements--Administrator; Distributor;
                                               The Distribution Plan; General
                                               Information--Description of HighMark Funds & Its
                                               Shares; General Information-- Miscellaneous

7. Purchase of Securities Being Offered        How to Purchase Shares; Exchange Privileges;
                                               Service Arrangements--Administrator; Distributor;
                                               The Distribution Plan

8. Redemption or Repurchase                    Redemption of Shares

9. Pending Legal Proceedings                   Inapplicable

[LOGO] HIGHMARK(SM)
       FUNDS


                                        Money Market Funds

                                        PROSPECTUS




                                                  Retail Shares
                                              November 30, 1998

                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS


  HighMark Funds is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class A and Class B Shares of HighMark Funds':


                            - Diversified Money Market Fund
                            - U.S. Government Money Market Fund
                            - 100% U.S. Treasury Money Market Fund
                            - California Tax-Free Money Market Fund

                                 RETAIL SHARES


  HighMark Funds' Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark Funds' Fiduciary Shares.



  This Prospectus sets forth concisely the information about HighMark Funds and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark Funds may contact the Distributor at the above address and telephone number.


   BECAUSE THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, INVESTMENT IN THE FUND MAY BE
              RISKIER THAN INVESTMENT IN OTHER MONEY MARKET FUNDS.

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


HIGHMARK FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


November 30, 1998

Retail Shares

                                    SUMMARY


  HIGHMARK FUNDS is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class A Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds and the Class B Shares of the U.S. Government Money Market Fund (each a "Fund" and sometimes referred to in this prospectus as the "Funds.") Class A and Class B Shares are collectively "Retail Shares." This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.


  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund seek current income with liquidity and stability of principal. The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. (See "INVESTMENT OBJECTIVES")

  WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE DIVERSIFIED MONEY MARKET FUND invests in obligations with maturities deemed under SEC rules to be 397 days or less ("short-term investments") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in high-quality short-term obligations issued by banks and corporations, and other high-quality rated and unrated short-term instruments; some of the obligations and short-term instruments in which the Fund invests may be subject to repurchase agreements. THE U.S. GOVERNMENT MONEY MARKET FUND invests in short-term obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements. THE 100% U.S. TREASURY MONEY MARKET FUND invests exclusively in direct U.S. Treasury short-term obligations. THE CALIFORNIA TAX-FREE MONEY MARKET FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. (See "INVESTMENT POLICIES")

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? Each Fund seeks to maintain a net asset value of $1.00 per share. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis. The California Tax-Free Money Market Fund concentrates its investments in California municipal securities, and an investment in the Fund therefore may be riskier than an investment in other types of money market funds. (See "Risk Factors")


  ARE MY INVESTMENTS INSURED? HighMark Funds' Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the yield or value of the security or yield or value of Shares of that Fund.

  WHO IS THE ADVISOR? HighMark Capital Management, Inc. serves as the Advisor to HighMark Funds. (See "The Advisor")



  WHO IS THE ADMINISTRATOR? SEI Investments Mutual Funds Services serves as the Administrator of HighMark Funds. (See "The Administrator")



  WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the Custodian of HighMark Funds' assets. (See "The Custodian")



  WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as distributor of HighMark Funds' Shares. (See "The Distributor")


  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions of Class A Shares may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 per Fund. In order to be effective on the Business Day received, orders to purchase Class A Shares and to redeem Class A and Class B Shares must be placed prior to 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, prior to 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund; and prior to 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds on any Business Day. Otherwise, the order will be effective the next Business Day. In addition, effectiveness of a purchase is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time). Class B Shares are only available pursuant to an exchange for Class B Shares of another HighMark Fund. (See "HOW TO PURCHASE SHARES and REDEMPTION OF SHARES")

  HOW ARE DIVIDENDS PAID? The net investment income (exclusive of short-term capital gains) of the Funds is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary.....................................................    2
Money Market Funds Fee Table................................    5
Financial Highlights........................................    7
Fund Description............................................   12
Investment Objectives.......................................   12
Investment Policies.........................................   12
  Diversified Money Market Fund.............................   13
  U.S. Government Money Market Fund.........................   14
  100% U.S. Treasury Money Market Fund......................   14
  California Tax-Free Money Market Fund.....................   14
General.....................................................   16
  Illiquid and Restricted Securities........................   17
  Municipal Securities......................................   17
  Lending of Portfolio Securities...........................   18
  Other Investments.........................................   18
  Risk Factors..............................................   18
  Year 2000.................................................   19
Valuation of Shares.........................................   20
How To Purchase Shares......................................   20
  How to Purchase By Mail...................................   21
  How to Purchase By Wire...................................   21
  How to Purchase Through an Automatic Investment Plan
     ("AIP")................................................   22
  How to Purchase Through Financial Institutions............   22
  Alternative Purchase Options..............................   22
Exchange Privileges.........................................   24
Redemption of Shares........................................   25
  By Mail...................................................   25
  Telephone Transactions....................................   25
  Redemption By Checkwriting................................   26
  Systematic Withdrawal Plan ("SWP")........................   26
  Other Information Regarding Redemptions...................   27
Dividends...................................................   28
Federal Taxation............................................   28
Service Arrangements........................................   30
  The Advisor...............................................   30
  Administrator.............................................   31
  The Transfer Agent........................................   32
  Shareholder Service Plan..................................   32
  Distributor...............................................   32
  The Distribution Plans....................................   32
  Banking Laws..............................................   33
  Custodian.................................................   34
General Information.........................................   34
  Description of HighMark Funds & Its Shares................   34
  Performance Information...................................   34
  Miscellaneous.............................................   36
Description of Permitted Investments........................   36

                          MONEY MARKET FUNDS FEE TABLE


                                                                                        100% U.S.       CALIFORNIA
                                                 DIVERSIFIED      U.S. GOVERNMENT        TREASURY        TAX-FREE
                                                 MONEY MARKET       MONEY MARKET       MONEY MARKET    MONEY MARKET
                                                     FUND               FUND               FUND            FUND
                                                 ------------    ------------------    ------------    ------------
                                                   CLASS A       CLASS A    CLASS B      CLASS A         CLASS A
                                                    SHARES       SHARES     SHARES        SHARES          SHARES
                                                 ------------    -------    -------    ------------    ------------
SHAREHOLDER TRANSACTION EXPENSES(A)
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..........         0%            0%         0%           0%              0%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price).......................................         0%            0%         0%           0%              0%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)(b)..................         0%            0%      5.00%           0%              0%
Redemption Fees (as a percentage of amount
  redeemed,
  if applicable)(c)............................         0%            0%         0%           0%              0%
Exchange Fee(a)................................     $   0         $   0      $   0        $   0           $   0
ANNUAL OPERATING EXPENSES(D)
  (as a percentage of net assets)
  Management Fees (after voluntary
    reduction)(e)..............................      0.30%         0.30%      0.30%        0.25%           0.10%
  12b-1 Fees...................................      0.25%         0.25%      0.75%        0.25%           0.25%
  Other Expenses (after voluntary
    reduction)(f)..............................      0.22%         0.22%      0.47%        0.22%           0.22%
                                                    -----         -----      -----        -----           -----
  Total Fund Operating Expenses(g).............      0.77%         0.77%      1.52%        0.72%           0.57%
                                                    =====         =====      =====        =====           =====


---------------
Example: You would pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period.


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS*
                                                          ------    -------    -------    ---------
Diversified Money Market Fund Class A Shares............   $ 8        $25       $ 43        $ 95
U.S. Government Money Market Fund Class A Shares........   $ 8        $25       $ 43        $ 95
  Class B Shares (assuming a complete redemption at end
     of period).........................................   $65        $78       $103        $161
  Class B Shares (assuming no redemptions)..............   $15        $48       $ 83        $161
100% U.S. Treasury Money Market Fund Class A Shares.....   $ 7        $23       $ 40        $ 89
California Tax-Free Money Market Fund Class A Shares....   $ 6        $18       $ 32        $ 71


* Class B Shares automatically convert to Class A Shares after eight years.

  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California, N.A. and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

(b) Class B Shares of the U.S. Government Money Market Fund are only available pursuant to an exchange for Class B Shares of another HighMark Fund. The deferred sales charge applied to Class B Shares of the U.S. Government Money Market Fund at the time of redemption will be equal to the deferred sales charge that would have been applied to the shares of such other HighMark Fund. Currently, the maximum deferred sales charge on such shares is 5.00%.

(c) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)


(d) Expense information has been restated to reflect current fees.



(e) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.30% for the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.



(f) Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Class A Shares of each of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund and 0.49% for the Class B Shares of the U.S. Government Money Market Fund.



(g) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.04% for the Class A Shares of each of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund and 1.54% for the Class B Shares of the U.S. Government Money Market Fund.

                              FINANCIAL HIGHLIGHTS



  The tables below set forth certain financial information with respect to the Class A Shares (formerly Retail Shares) and Class B Shares of the U.S. Government Money Market Fund and the Class A Shares of the 100% U.S. Treasury Money Market Fund, Diversified Money Market Fund and California Tax-Free Money Market Fund. Financial highlights for the Funds through the year ended July 31, 1998 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the 1998 Annual Report for the HighMark Funds, which in incorporated by reference into the Statement of Additional Information. Financial highlights for the U.S. Government Money Market and 100% U.S. Treasury Money Market Funds prior to the fiscal year ended July 31, 1996 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission.



  Upon reorganizing as funds of HighMark Funds on April 28, 1997, Stepstone Money Market Fund became HighMark Diversified Money Market Fund and Stepstone California Tax-Free Money Market Fund became HighMark California Tax-Free Money Market Fund. Financial highlights through January 31, 1997 represent the Investment Class Shares (now Class A Shares) of Stepstone Money Market and Stepstone California Tax-Free Money Market Funds, and have been derived from financial statements audited by Arthur Andersen LLP, independent auditors for the Stepstone Funds.

                     CALIFORNIA TAX-FREE MONEY MARKET FUND


                                             FOR THE
                              FOR THE       SIX MONTH
                             YEAR ENDED    PERIOD ENDED           FOR THE YEARS ENDED JANUARY 31,
                              JULY 31,       JULY 31,     ------------------------------------------------
                                1998           1997         1997      1996      1995      1994      1993
                            ------------   ------------   --------   -------   -------   -------   -------
CLASS A SHARES
Net Asset Value, Beginning
  of Period...............    $   1.00       $   1.00     $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
                              --------       --------     --------   -------   -------   -------   -------
Investment Activities
  Net investment income...       0.028          0.015        0.027     0.031     0.023     0.018     0.022
  Net realized and
     unrealized gain
     (loss) on
     investments..........          --             --           --        --        --        --        --
                              --------       --------     --------   -------   -------   -------   -------
Distributions
  Net investment income...      (0.028)        (0.015)      (0.027)   (0.031)   (0.023)   (0.018)   (0.022)
  Capital gains...........          --             --           --        --        --        --        --
Net Asset Value, End of
  Period..................    $   1.00       $   1.00     $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
                              ========       ========     ========   =======   =======   =======   =======
Total Return..............        2.89%          2.99%*       2.78%     3.14%     2.33%     1.80%     2.27%
  Net Assets, end of
     period (000).........    $305,260       $217,229     $150,688   $81,177   $49,494   $52,220   $ 8,542
  Ratio of expenses to
     average net assets...        0.56%          0.55%*       0.60%     0.61%     0.62%     0.63%     0.63%
  Ratio of expenses to
     average net assets
     excluding fee
     waivers..............        1.03%          0.97%*       0.88%     0.88%     0.90%     0.94%     0.94%
  Ratio of net investment
     income to average net
     assets...............        2.84%          3.02%*       2.75%     3.09%     2.33%     1.76%     2.21%
  Ratio of net investment
     income to average net
     assets excluding fee
     waivers..............        2.37%          2.59%*       2.47%     2.82%     2.05%     1.45%     1.90%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
* Annualized.

                      100% U.S. TREASURY MONEY MARKET FUND


                                                        FOR THE YEARS ENDED JULY 31,
                                        ------------------------------------------------------------
                                          1998       1997       1996      1995      1994      1993
                                        --------   --------   --------   -------   -------   -------
CLASS A SHARES
Net Asset Value, Beginning of
  Period..............................  $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $  1.00
                                        --------   --------   --------   -------   -------   -------
Investment Activities
  Net investment income...............     0.047      0.045      0.046     0.046     0.026     0.026
  Net realized and unrealized gain
     (loss) on investments............        --         --         --        --        --        --
                                        --------   --------   --------   -------   -------   -------
Distributions
  Net investment income...............    (0.047)    (0.045)    (0.046)   (0.046)   (0.026)   (0.026)
  Capital gains.......................        --         --         --        --        --        --
                                        --------   --------   --------   -------   -------   -------
Contribution of capital...............        --         --         --        --        --        --
Net Asset Value, End of Period........  $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $  1.00
                                        ========   ========   ========   =======   =======   =======
Total Return..........................      4.75%      4.58%      4.74%     4.69%     2.68%     2.64%
Net Assets, end of period (000).......  $727,087   $558,972   $100,623   $88,660   $39,157   $32,629
Ratio of expenses to average net
  assets..............................      0.71%      0.72%      0.74%     0.73%     0.74%     0.67%
Ratio of expenses to average net
  assets excluding fee waivers........      1.03%      1.10%      1.23%     1.22%     1.15%     0.75%
Ratio of net investment income to
  average net assets..................      4.65%      4.55%      4.64%     4.68%     2.68%     2.60%
Ratio of net investment income to
  average net assets excluding fee
  waivers.............................      4.33%      4.17%      4.15%     4.19%     2.27%     2.52%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.

                         DIVERSIFIED MONEY MARKET FUND


                                          FOR THE
                             FOR THE     SIX MONTH
                               YEAR       PERIOD
                              ENDED        ENDED              FOR THE YEARS ENDED JANUARY 31,
                             JULY 31,    JULY 31,    --------------------------------------------------
                               1998        1997        1997       1996       1995      1994      1993
                            ----------   ---------   --------   --------   --------   -------   -------
CLASS A SHARES
Net Asset Value,
  Beginning of Period.....  $     1.00   $   1.00    $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
                            ----------   --------    --------   --------   --------   -------   -------
Investment Activities
  Net investment income...       0.049      0.024       0.047      0.052      0.037     0.027     0.033
  Net realized and
     unrealized gain
     (loss)
     on investments.......          --         --          --         --         --        --        --
                            ----------   --------    --------   --------   --------   -------   -------
Distributions
  Net investment income...      (0.049)    (0.024)     (0.047)    (0.052)    (0.037)   (0.027)   (0.033)
  Capital gains...........          --         --          --         --         --        --        --
                            ----------   --------    --------   --------   --------   -------   -------
Contribution of capital...          --         --          --         --         --        --        --
Net Asset Value,
  End of Period...........  $     1.00   $   1.00    $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
                            ==========   ========    ========   ========   ========   =======   =======
Total Return..............        5.01%      4.86%*      4.78%      5.31%      3.78%     2.77%     3.36%
Net Assets,
  end of period (000).....  $1,124,280   $799,657    $576,566   $259,608   $111,267   $86,291   $79,253
Ratio of expenses to
  average net assets......        0.75%      0.72%*      0.73%      0.75%      0.70%     0.70%     0.69%
Ratio of expenses to
  average net assets
  excluding fee waivers...        1.02%      0.95%*      0.88%      0.90%      0.90%     0.89%     0.86%
Ratio of net investment
  income to average
  net assets..............        4.90%      4.82%*      4.69%      5.16%      3.79%     2.71%     3.41%
Ratio of net investment
  income to average net
  assets excluding fee
  waivers.................        4.63%      4.59%*      4.54%      5.01%      3.59%     2.52%     3.24%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.

* Annualized.

                       U.S. GOVERNMENT MONEY MARKET FUND


                                FOR THE
                              PERIOD ENDED                  FOR THE YEARS ENDED JULY 31,
                                JULY 31,     -----------------------------------------------------------
                                1998(1)        1998       1997      1996      1995      1994      1993
                              ------------   --------   --------   -------   -------   -------   -------
                                CLASS B      CLASS A    CLASS A    CLASS A   CLASS B   CLASS B   CLASS A
RETAIL SHARES
Net Asset Value, Beginning
  of Period.................    $  1.00      $   1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                -------      --------   --------   -------   -------   -------   -------
Investment Activities
  Net investment income.....      0.021         0.048      0.046     0.048     0.048     0.027     0.027
  Net realized and
     unrealized gain (loss)
     on investments.........         --            --         --        --        --        --        --
                                -------      --------   --------   -------   -------   -------   -------
Distributions
  Net investment income.....     (0.021)       (0.048)    (0.046)   (0.048)   (0.048)   (0.027)   (0.027)
  Capital gains.............         --            --         --        --        --        --        --
                                -------      --------   --------   -------   -------   -------   -------
Net Asset Value, End of
  Period....................    $  1.00      $   1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                =======      ========   ========   =======   =======   =======   =======
Total Return................     4.25%*         4.90%      4.70%     4.86%     4.86%     2.74%     2.72%
  Net Assets, end of period
     (000)..................    $    --      $122,074   $ 42,797   $75,714   $48,474   $24,055   $37,332
  Ratio of expenses to
     average net assets.....     1.26%*         0.76%      0.78%     0.79%     0.78%     0.77%     0.71%
  Ratio of expenses to
     average net assets
     excluding fee
     waivers................     1.54%*         1.04%      1.22%     1.26%     1.27%     1.17%     0.79%
  Ratio of net investment
     income to average net
     assets.................     4.30%*         4.80%      4.60%     4.77%     4.82%     2.63%     2.67%
  Ratio of net investment
     income to average net
     assets excluding fee
     waivers................     4.02%*         4.52%      4.16%     4.30%     4.33%     2.23%     2.59%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.


(1) Commenced operations on February 2, 1998.

* Annualized.

                                FUND DESCRIPTION


  HighMark Funds is an open-end, diversified, registered investment company that currently offers units of beneficial interest ("Shares") in seventeen separate investment portfolios ("Funds"). All of the Funds are advised by HighMark Capital Management, Inc. (the "Advisor"), a subsidiary of UnionBanCal Corporation. Shareholders may purchase Shares of selected Funds through three separate classes (Class A and Class B Shares (collectively, the "Retail Shares") and Fiduciary Shares). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark Funds' other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark Funds' Distributor, SEI Investments Distribution Co., at Oaks, Pennsylvania, 19456, or by calling 1-800-433-6884.



  For information concerning those investors who qualify to purchase Retail Shares and the operation of HighMark Funds' Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS below. (Retail Shares may be hereinafter referred to as "Shares.")


                             INVESTMENT OBJECTIVES

  The investment objectives of the Funds are as follows:

  The DIVERSIFIED MONEY MARKET FUND, the U.S. GOVERNMENT MONEY MARKET FUND and the 100% U.S. TREASURY MONEY MARKET FUND each seek current income with liquidity and stability of principal.

  The CALIFORNIA TAX-FREE MONEY MARKET FUND seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.

  There can be no assurance that a Fund will achieve its investment objective.

  The investment objectives and certain of the investment limitations of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES


  While the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased. Each Fund may invest only in U.S. dollar-denominated obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

Diversified Money Market Fund

  The Diversified Money Market Fund may invest in the following obligations:

  (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

  (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

  (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

  (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);


  (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry, such as credit card receivables, automobile loan or lease related receivables, trade receivables or diversified financial assets (provided that the Fund invests no more than 25% of its assets in any such industry and invests no more than 35% of its assets in such instruments in the aggregate);



  (vi) Treasury receipts, including TRs, TIGRs and CATs; and



  (vii) repurchase agreements involving such obligations.


  Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

  Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), investments of the Diversified Money Market Fund will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one nationally recognized statistical rating organization ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Money Market Fund does not presently expect to do so, it may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess an equivalent short-term rating (i.e., are unrated) but are determined by the

Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

  The Diversified Money Market Fund will not invest more than 5% of its total assets in the securities of any one first tier issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single first tier issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

  The Fund may concentrate its investments in certain instruments issued by U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, but only so long as the investment risk associated with investing in foreign branches of U.S. banks is the same as that associated with investing in instruments issued by the U.S. parent. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of a foreign bank to the extent permitted by the rules of the Securities and Exchange Commission. The rules currently permit U.S. branches of foreign banks to be treated as a domestic bank if it can be demonstrated that they are subject to the same regulations as domestic banks.

U.S. Government Money Market Fund

  As a fundamental policy, the U.S. Government Money Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.


100% U.S. Treasury Money Market Fund


  The 100% U.S. Treasury Money Market Fund invests exclusively in direct U.S. Treasury obligations and separately traded component parts of such obligations transferable through the Federal Reserve book-entry system ("STRIPs").

California Tax-Free Money Market Fund

  The California Tax-Free Money Market Fund invests in obligations issued by the State of California and its political subdivisions or municipal authorities and obligations issued by territories or possessions of the United States ("Municipal Securities").

  Under normal market conditions and, as a matter of fundamental policy, at least 80% of the value of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is excluded from gross income both for federal income tax purposes and for California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

  Certain of the obligations in which the Fund may invest may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

  Under normal market conditions, up to 20% of the California Tax-Free Money Market Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or California personal income tax ("Taxable Obligations"). These short-term obligations may include bonds from other states and cash equivalents as described below.


  Exempt-interest dividends paid by the California Tax-Free Money Market Fund that are derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities"), are excluded from gross income for California personal income tax purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.



  In order for the California Tax-Free Money Market Fund to pay exempt-interest dividends, it must continue to qualify as a regulated investment company and at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.


  In seeking to achieve its investment objective, the California Tax-Free Money Market Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Money Market Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the federal alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see FEDERAL TAXATION below.

  The California Tax-Free Money Market Fund may invest up to 10% of its total assets in shares of other investment companies with like investment objectives. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own Advisor.

  Investments of the California Tax-Free Money Market Fund will consist of those obligations that, at the time of purchase, possess one of the two highest short-term ratings by a NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

  The California Tax-Free Money Market Fund may hold uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of the Advisor, desirable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

  As discussed in greater detail in the Statement of Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.

  The California Tax-Free Money Market Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in the California Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial advisor to determine whether investment in the California Tax-Free Fund would be appropriate for them.

                                    GENERAL


  The Funds intend to comply with Rule 2a-7 under the 1940 Act. Shares of each Fund are priced pursuant to the amortized cost method whereby HighMark Funds seeks to maintain each Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.


  Securities or instruments in which each Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain adjustable rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

  Although the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment advisor and the same investment objective, particular securities held and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

  Additional information concerning each Fund's investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth below and in the Statement of Additional Information. For further information concerning the rating and other requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of a Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

  In the event that a security owned by a Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

Illiquid and Restricted Securities

  The Funds shall limit investments in illiquid securities to 10% or less of their net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

  Time deposits, including ETDs and CTDs (but not including certificates of deposit) and repurchase agreements, which have maturities in excess of seven days are considered to be illiquid.

Municipal Securities

  The two principal classifications of Municipal Securities that may be held by the California Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities.

  General obligation securities are secured by the issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the California Tax-Free Money Market Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. Neither the California Tax-Free Money Market Fund nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

  Municipal Securities purchased by the California Tax-Free Money Market Fund may include adjustable rate tax-exempt notes which may have a stated maturity in excess of 397 days, but which will be subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable rate note. Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.

  Municipal Securities may include, but are not limited to, short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Money Market Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Money Market Fund may invest indirectly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.

  The California Tax-Free Money Market Fund may also acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.

Lending of Portfolio Securities


  In order to generate additional income, each Fund (except the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.


Other Investments

  The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the California Tax-Free Money Market Fund may enter into repurchase agreements and reverse repurchase agreements. Each Fund intends to limit its respective activity in reverse repurchase agreements to no more than 10% of the Fund's total assets.

  The Funds may enter into forward commitments or purchase securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

  For further information, see "DESCRIPTION OF PERMITTED INVESTMENTS."

Risk Factors

  Investments by the Funds in obligations of certain agencies and instrumentalities of the U.S. Government may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the

U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


  As in the case of mortgage-related securities, certain asset-backed securities are subject to prepayments and there can be no assurance that the Diversified Money Market Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as the original investment.



  Foreign securities which the Diversified Money Market Fund may purchase may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.


  Certain risks are inherent in the California Tax-Free Money Market Fund's concentrated investment in California Municipal Securities, which may make an investment in the Fund riskier than an investment in other types of money market funds. Because of the California Tax-Free Money Market Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

  The financial difficulties experienced by the State of California and other issuers of California Municipal Securities during the recession have resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

  A more detailed description of special factors affecting investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.


Year 2000



  HighMark Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, HighMark Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. HighMark Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to HighMark Funds. While it is likely that such assurances will be obtained, HighMark Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which HighMark Funds does business.



                              VALUATION OF SHARES


  Each Fund's net asset value per share is determined by the Administrator as of 1:00 p.m. Eastern Time on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. Net asset value per share for purposes of pricing sales and redemptions for each of the Funds is calculated by adding the value of all securities and other assets belonging to a Fund, subtracting its liabilities, and dividing the result by the total number of the Fund's outstanding shares, irrespective of class.


  The assets in each Fund are valued based upon the amortized cost method whereby HighMark Funds seeks to maintain a Fund's net asset value per Share at $1.00, although there can be no assurance that a stable net asset value of $1.00 per Share will be maintained. For further information concerning the use of the amortized cost method of valuation, see the Statement of Additional Information.


                             HOW TO PURCHASE SHARES


  As noted above, the Diversified Money Market, 100% U.S. Treasury Money Market and California Tax-Free Money Market Funds are divided into two classes of Shares, Class A and Fiduciary. The U.S. Government Money Market Fund is divided into three classes of Shares, Class A, Class B and Fiduciary. For a description of investors who qualify to purchase Fiduciary Shares, see the Fiduciary Shares prospectus of the Money Market Funds. HighMark Funds' Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark Funds' Fiduciary class. Class B Shares are only available pursuant to an exchange for Class B Shares of another HighMark Fund.



  Class A Shares are sold on a continuous basis by HighMark Funds' Distributor, SEI Investments Distribution Co. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark Funds at 1-800-433-6884. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. Accounts opened directly with HighMark Funds' transfer agent are "Fund Direct" accounts.



  The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired trustees of the Fund, directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Purchases and redemption of Shares of the Funds may be made on any Business Day.


  Purchase orders will be effective on the Business Day made if the Distributor receives an order before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m.,

Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds, on any Business Day. Otherwise, the purchase order will be effective the next Business Day. Effectiveness of a purchase order on any Business Day is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time), on such day. The purchase price of Class A Shares is the net asset value per Share, which is expected to remain constant at $1.00. Class B Shares are only available pursuant to an exchange for Class B Shares of another HighMark Fund. The net asset value per Share is calculated as of 10:00 a.m., Pacific time (1:00 p.m., Eastern time) each Business Day based on the amortized cost method. The net asset value per Share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of its outstanding Shares. Although the methodology and procedure for determining net asset value are identical for Class A and Class B Shares, the net asset value per share of such classes may differ because of the higher distribution expenses charged to B Class Shares. HighMark Funds reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark Funds and/or Shareholder(s).


  Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.

How to Purchase By Mail

  You may purchase Class A Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds," to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds." Third party checks, credit card checks or cash will not be accepted. You may purchase more Class A Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may obtain Account Application Forms for the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by calling the Distributor at 1-800-433-6884.

How to Purchase By Wire

  You may purchase Class A Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Class A Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 11:00 a.m., Pacific time (2:00 p.m., Eastern time). If the transfer agent does not receive the wire by 11:00 a.m., Pacific time (2:00 p.m. Eastern time), the order will be executed on the next Business Day.

How to Purchase through an Automatic Investment Plan ("AIP")

  You may arrange for periodic additional investments in Class A Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates the minimum pre-authorized investment amount is $50 per month. The AIP is available only for additional investments to an existing account.

How to Purchase Through Financial Institutions


  Class A Shares of the Funds may be purchased through financial institutions, including the Advisor, that provide distribution assistance or Shareholder services. Class A Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.


  Customers who desire to transfer the registration of Class A Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

  Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

Alternative Purchase Options

  Class A Shares and Class B Shares represent a Fund's interest in the portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B shares bear the expenses of the deferred sales arrangement and distribution and service fees resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A shares so long as Class B shares convert into Class A shares), (iii) only Class B shares carry a conversion feature and (iv) each class has different exchange privileges. See "Exchange Privileges." Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B shares.


  The Trustees of HighMark Funds have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

  Class A Shares. The Funds' Class A Shares are offered on a continuous basis, at their next determined offering price, which is net asset value. There is no initial or contingent deferred sales charge on purchases of Class A Shares.

  Class B Shares. Class B Shares are sold at net asset value without any initial sales charge. Class B Shares are only available for purchase pursuant to an exchange for Class B Shares of another HighMark Fund (the "Exchange Class Shares"). Currently, only the Class B Shares of the HighMark Funds assess a contingent deferred sales charge. If an investor redeems Class B Shares of the U.S. Government Money Market Fund within six years of purchase of the Exchange Class Shares and is not eligible for a waiver, he or she will pay a contingent deferred sales charge in an amount equal to the contingent deferred sales charge he or she would have paid on the Exchange Class Shares, assuming no exchange had occurred. Consequently, if a shareholder exchanges Exchange Class Shares for Class B Shares of the U.S. Government Money Market Fund, the transaction will not be subject to a contingent deferred sales charge; however, when Class B Shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge and will be charged a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

                                                   CONTINGENT DEFERRED SALES CHARGES
                                                   AS A PERCENTAGE OF DOLLAR AMOUNT
YEARS SINCE PURCHASE                                       SUBJECT TO CHANGE
--------------------                               ---------------------------------
First............................................         5.00%
Second...........................................         4.00%
Third............................................         3.00%
Fourth...........................................         3.00%
Fifth............................................         2.00%
Sixth............................................         1.00%
Seventh..........................................         None
Eighth...........................................         None

  In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account, second of Class B Shares held for over six years or Class B Shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B Shares held longest during the six year period. This method should result in the lowest possible sales charge.

  The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

  Conversion Feature. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes.

                              EXCHANGE PRIVILEGES


  As indicated under GENERAL INFORMATION--Description of HighMark Funds & Its Shares, certain Funds of HighMark Funds issue three classes of Shares (Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.



  Each Fund's Class A or Class B Shares may be exchanged for Class A or Class B Shares, respectively, of the class of the various other Funds of HighMark Funds which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Class A or Class B Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Class A Shares exchanged. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Class A Shares of a money market fund for which no sales load was paid for Class A Shares of another HighMark Fund. Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the money market fund were acquired in a previous exchange involving Class A Shares of a non-money market HighMark Fund, then such Class A Shares of the money market fund may be exchanged for Class A Shares of the non-money market HighMark Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark Funds that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.


  For purposes of calculating the Class B Shares' eight year conversion period or contingent deferred sales charge payable upon redemption, the holding period of Class B Shares of the "old" Fund and the holding period for Class B Shares of the "new" Fund are aggregated.

  Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

  Certain entities (including Participating Organizations and Union Bank of California, N.A. and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

  A Shareholder wishing to exchange Shares in a Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.


  An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark Funds may legally be sold. HighMark Funds may materially amend or terminate the exchange privileges described herein upon sixty days' notice.


                              REDEMPTION OF SHARES

  You may redeem your Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds without charge on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

By Mail

  A written request for redemption of Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

  If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares, (2) the redemption check is payable to the shareholder(s) of record, and
(3) the redemption check is mailed to the shareholder(s) at his or her address of record.

Telephone Transactions

  You may redeem your Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

  You may request a wire redemption for redemptions of Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.


  Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.


  If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by mail.


Redemption By Checkwriting



  Checkwriting is available to Shareholders of the Funds who have purchased Retail Shares directly from the Funds without the help of an investment professional. HighMark Funds will provide Shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.



  Checks drawn on the Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as in the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date of this Supplement, the overdraft fee was $20. Shareholders are permitted to write a maximum of five checks per month. A charge of $25 will be assessed to the account of a Shareholder who writes more than the permitted maximum amount of checks per month. Shareholders may not use a check to close their account.


Systematic Withdrawal Plan ("SWP")

  The Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds offer a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more per Fund. You may elect to receive automatic payments via check or ACH of $100 or more per Fund on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

  To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

  The aggregate withdrawals of Class B Shares in any year pursuant to the SWP will not be subject to the contingent deferred sales charge in an amount up to 10% of the value of the account at the time of the establishment of the SWP. Because automatic withdrawals of Class B Shares in amounts greater than 10% of the initial value of the account will be subject to the contingent deferred sales charge, it may not be in the best interests of Class B Shareholders to participate in the SWP for such amounts.

Other Information Regarding Redemptions


  HighMark Funds is required to redeem for cash all full and fractional shares of HighMark Funds. The redemption price is the net asset value per share of a Fund (normally $1.00 per share), reduced by any applicable contingent deferred sales charge for Class B Shares.


  Redemption orders may be made any time before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds in order to receive that day's redemption price (i.e., the next determined net asset value per share). For redemption orders received before such times, payment will be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day. Redeemed Shares are not entitled to dividends declared the day the redemption order is effective. The Funds reserve the right to make payment on redemptions in securities rather than cash.

  Payment to the Shareholders for Shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

  Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value, less any applicable contingent deferred sales charge, if your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before any Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

                                   DIVIDENDS

  The net income of each Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. The net income attributable to a Fund's Retail Shares and the dividends payable on Retail Shares will be reduced by the distribution fee assessed against such Shares under the Distribution Plan (see SERVICE ARRANGEMENTS--The Distribution Plan below). The amount of dividends payable on Class A Shares will be more than the dividends payable on the Class B Shares because of the higher distribution fee paid by Class B Shares.

  Dividends with respect to each Fund are paid monthly in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

                                FEDERAL TAXATION

  Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Funds are not managed to generate any long-term capital gains and, therefore, the Funds do not foresee paying any significant "capital gains dividends" as described in the Code.

  Shareholders will be subject to federal income tax with respect to dividends paid by the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisors to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains or securities lending income) paid by the 100% U.S. Treasury Money Market Fund will be exempt from California and Oregon personal income taxes.

HighMark Funds intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.



  Although it is unlikely that a Shareholder would recognize long-term capital gains in respect of his or her Fund Shares, such gains are, in the case of non-corporate Shareholders, generally subject to a tax rate of 20%.


  Exempt-interest dividends from the California Tax-Free Money Market Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" of a facility financed through certain private activity bonds or a "related person" to such user under the Code.

  Under the Code, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the California Tax-Free Money Market Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

  Under the Code, if a Shareholder sells a Share of the California Tax-Free Money Market Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

  The California Tax-Free Money Market Fund may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

  Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Money Market Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Money Market
Fund).

  If, at the close of each quarter of its taxable year, the California Tax-Free Money Market Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California-exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund to the extent that it is derived from the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state corporate franchise tax will be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of Shares of the California Tax-Free Money Market Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.


  Additional information regarding federal and California taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a money market fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California Tax-Free Money Market Fund, as to the California income tax status, of distributions made during the year.

                              SERVICE ARRANGEMENTS

The Advisor


  Prior to September 1, 1998, Pacific Alliance, a division of Union Bank of California, N.A., served as the Funds' investment advisor. Effective September 1, 1998, Pacific Alliance was reorganized into a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California. The new entity, which is called HighMark Capital Management, Inc. (the "Advisor"), is a California corporation registered under the Investment Adviser's Act of 1940.



  HighMark Capital Management, Inc. now serves as the Funds' investment advisor. Subject to the general supervision of HighMark Funds' Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales and maintains the Funds' records relating to such purchases and sales.



  For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives a fee from the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund, computed daily and paid monthly, at the annual rate of thirty one-hundredths of one percent (0.30%) of each Fund's average daily net assets. The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.



  During HighMark Funds' fiscal year ended July 31, 1998, Union Bank of California received investment advisory fees from the Diversified Money Market Fund aggregating 0.30% of the Fund's average daily net assets, from the U.S. Government Money Market Fund aggregating 0.30% of the Fund's average daily net assets, from the 100% U.S. Treasury Money Market Fund aggregating 0.25% of the Fund's average daily net assets, and from the California Tax-Free Money Market Fund aggregating 0.10% of the Fund's average daily net assets.



  UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by the Bank of Tokyo-Mitsubishi, Limited. As of September 30, 1998, UnionBanCal Corporation and its subsidiaries had approximately $31.4 billion in consolidated assets. HighMark Capital Management, Inc., as of September 30, 1998, had approximately $16 billion of assets under management. The Advisor, with a team of approximately 43 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.



  On November 19, 1998, UnionBanCal Corporation announced plans for a secondary offering of $750 million of its common stock owned by The Bank of Tokyo-Mitsubishi, Ltd. It is anticipated that the offering will occur prior to the end of the first quarter of 1999. UnionBanCal Corporation also announced that it would seek to repurchase up to $500 million of its outstanding common stock. Using the net proceeds from the sale of up to $500 million in trust preferred securities, UnionBanCal Corporation currently anticipates repurchasing $250 million of its common stock from The Bank of Tokyo-Mitsubishi, Ltd., concurrent with the secondary offering, and up to an additional $250 million of its common stock from other foreign institutional shareholders. The Bank of Tokyo-Mitsubishi, Ltd. intends to maintain a majority ownership interest in UnionBanCal Corporation following the consummation of the transactions.


Administrator


  SEI Investments Mutual Funds Services (the "Administrator") and HighMark Funds are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark Funds with certain management services, including all necessary office space, equipment, personnel, and facilities.



  The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.

  Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. A description of the services performed by Union Bank of California, N.A. pursuant to this Agreement is contained in the Statement of Additional Information.

The Transfer Agent


  State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark Funds, for which services it receives a fee.


Shareholder Service Plan


  To support the provision of Shareholder services to all classes of Shares, HighMark Funds has adopted a Shareholder Service Plan for Fiduciary Class and Class A Shares and a Shareholder Service Plan for Class B Shares. A description of the services performed by service providers pursuant to each Shareholder Service Plan is contained in the Statement of Additional Information. Under these plans, in consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets for Class A Shares.


Distributor


  SEI Investments Distribution Co. (the "Distributor") and HighMark Funds are parties to two distribution agreements, one for Fiduciary Class and Class A Shares and one for Class B Shares (collectively, the "Distribution Agreements"). Each Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark Funds upon not more than 60 days written notice by either party, or upon assignment by the Distributor.


The Distribution Plans


  Pursuant to HighMark Funds' Distribution Plans, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Class A Shares, pursuant to the Class A Distribution Plan, and seventy-five-one-hundredths of one percent (0.75%) of the average daily net assets attributable to the Fund's Class B Shares, pursuant to the Class B Distribution Plan.


  The Distributor may use the distribution fee applicable to a Fund's Class A and Class B Shares to provide distribution assistance with respect to the sale of the Fund's Class A and Class B Shares or to provide Shareholder services to the holders of the Fund's Class A and Class B Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Class A and Class B Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Class A and Class B Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, N.A., its subsidiaries and its affiliates.

  Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.


  The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.


Banking Laws


  HighMark Capital Management, Inc. believes that it may perform the services for the Funds contemplated by its investment advisory agreement with HighMark Funds without a violation of applicable banking laws and regulations. Union Bank of California, N.A. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator, without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California, N.A. or the Advisor could continue to perform services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


Custodian


  Union Bank of California, N.A. serves as the custodian and as a shareholder servicing agent for the Funds. The Custodian holds cash, securities and other assets of HighMark Funds as required by the 1940 Act.


  Services performed by Union Bank of California, N.A., as the Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

                              GENERAL INFORMATION


Description of HighMark Funds & Its Shares



  HighMark Funds was organized as a Massachusetts business trust on March 10, 1987, and consists of seventeen series of Shares open for investment representing units of beneficial interest in HighMark Funds' Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark Funds were liquidated, would receive the a pro rata share of net assets attributable to that Fund. Shares are without par value.


  As noted above, pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of three classes of Shares in selected Funds, Shares of such Funds have been divided into three classes, designated Class A and Class B Shares (collectively "Retail Shares") and Fiduciary Shares. For information regarding the Fiduciary Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.


  HighMark Funds believes that as of November 18, 1998, there was no person who beneficially owned more than 25% of the Class A Shares of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, or the California Tax-Free Money Market Fund or of the Class B Shares of the U.S. Government Money Market Fund.


Performance Information


  From time to time, HighMark Funds may advertise the "yield" and "effective yield" with respect to the Retail Shares of each Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Retail Shares of each of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below. Each yield figure is based on historical earnings and is not intended to indicate future performance.

  The "yield" of a Fund's Retail Shares refers to the income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The 100% U.S. Treasury Money Market Fund's tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Retail class. The California Tax-Free Money Market Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Retail class.

  Tax-equivalent yields and tax-equivalent effective yields with respect to a class will be significantly higher than the yield and effective yield of that class.


  From time to time, HighMark Funds may advertise the aggregate total return and average annual total return of the Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions. Average annual total return will reflect deduction of all charges and expenses, including, as applicable, the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure.


  Each Fund may periodically compare its performance to the performance of: other mutual funds tracked by mutual-fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

  Because the Class A and Class B Shares of the Funds have different sales charge structures and differing distribution and shareholder servicing fees, the performance of each class will differ.

Miscellaneous

  Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.


  Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.



  HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.


  Inquiries may be directed in writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

                      DESCRIPTION OF PERMITTED INVESTMENTS

  The following is a description of permitted investments for the HighMark Money Market Funds.

  ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.


  Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, no matter how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities pool. Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. If consistent with their investment objectives and policies, the Money Market Funds may invest in other asset-backed securities that may be developed in the future.


  BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

  CERTIFICATES OF DEPOSIT--Negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

  COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

  DERIVATIVES--Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

  INVESTMENT GRADE BONDS--Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

  LOAN PARTICIPATIONS--Loan participations are interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

  MUNICIPAL FORWARDS--Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

  MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  PARTICIPATION INTERESTS--Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

  RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certifi-cates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

  REPURCHASE AGREEMENTS--Agreements whereby a Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

  REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  RULE 144A SECURITIES--Rule 144A Securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

  SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

  SECURITIES LENDING--During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

  SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

  TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is commercial paper issued by governments and political sub-divisions.

  TIME DEPOSITS--Non-negotiable receipts issued by U.S. or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

  U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

  U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

  U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.


  VARIABLE AMOUNT MASTER DEMAND NOTES--Unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


  VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

  YANKEE BONDS--Dollar-denominated securities issued by foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

  ZERO-COUPON OBLIGATIONS--Non-income producing securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

  For federal income tax purposes, the difference between the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's

"adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

  Zero-coupon obligations have greater price volatility than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HIGHMARK MONEY MARKET FUNDS

                            INVESTMENT PORTFOLIOS OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884





  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


NOT FDIC INSURED

                                   HighMark Funds Prospectus

                                   INVESTMENT ADVISOR
                                   HighMark Capital Management, Inc.
                                   475 Sansome Street
                                   San Francisco, CA 94104

                                   CUSTODIAN
                                   Union Bank of California, N.A.
                                   475 Sansome Street
                                   San Francisco, CA 94104


                                   ADMINISTRATOR & DISTRIBUTOR
                                   SEI Investments Mutual Funds Services
                                   SEI Investments Distribution Co.
                                   One Freedom Valley Drive
                                   Oaks, PA 19456


                                   LEGAL COUNSEL
                                   Ropes & Gray
                                   1301 K Street, N.W., Suite 800 East
                                   Washington, D.C. 20005

                                   AUDITORS
                                   Deloitte & Touche LLP
                                   50 Fremont Street
                                   San Francisco, CA 94105-2230


For further information call
1-800-433-6884
or visit our web site at
www.highmark-funds.com

[LOGO] HIGHMARK(SM)
       FUNDS

84822-B (11/98)

                              CROSS REFERENCE SHEET

                         THE HIGHMARK MONEY MARKET FUNDS
                                FIDUCIARY SHARES

FORM N-1A PART A ITEM                     PROSPECTUS CAPTION

1. Cover Page                              Cover Page

2. Synopsis                                Fee Table

3. Condensed Financial Information         Financial Highlights; Performance
                                           Information


4. General Description of Registrant       Fund Description; Investment
                                           Objectives; Investment Policies;
                                           General Information--Description
                                           of HighMark Funds & Its Shares


5. Management of the Fund                  Service Arrangements

5A. Management's Discussion of Fund
      Performance                          Inapplicable


6. Capital Stock and Other Securities      Purchase and Redemption of Shares;
                                           Exchange Privileges; Dividends;
                                           Federal Taxation; Service
                                           Arrangements-- Administrator;
                                           Distributor; General Information--
                                           Description of HighMark Funds &
                                           Its Shares; General Information--
                                           Miscellaneous


7. Purchase of Securities Being Offered    Purchase and Redemption of Shares;
                                           Exchange Privileges; Service
                                           Arrangements-- Administrator;
                                           Distributor

8. Redemption or Repurchase                Purchase and Redemption of Shares

9. Pending Legal Proceedings               Inapplicable

[HIGHMARK(SM) FUNDS LOGO]

                              Money Market Funds

                                PROSPECTUS



                                                               Fiduciary Shares
                                                               November 30, 1998

                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS


  HighMark Funds is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark Funds':


    -  Diversified Money Market Fund
    -  U.S. Government Money Market Fund
    -  100% U.S. Treasury Money Market Fund
    -  California Tax-Free Money Market Fund

                                FIDUCIARY SHARES


  HighMark Funds' Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark Funds' Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own


                                                   (continued on following page)
   BECAUSE THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, INVESTMENT IN THE FUND MAY BE
              RISKIER THAN INVESTMENT IN OTHER MONEY MARKET FUNDS.

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


November 30, 1998


Fiduciary Shares

Shares of HighMark Funds' Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; (iv) present and retired trustees of the Fund and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark Funds' current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997; (v) Registered investment advisors, regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee; and (vi) Retirement and other benefit plans sponsored by governmental entities and Financial Institutions which may acquire shares on their own account as record owner on behalf of a fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000.



  This Prospectus sets forth concisely the information about HighMark Funds and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark Funds may contact the Distributor at the above address and telephone number.

                                    SUMMARY


  HIGHMARK FUNDS is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds (each a "Fund" and sometimes referred to in this prospectus as the "Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.


  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund seek current income with liquidity and stability of principal. The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. (See "INVESTMENT OBJECTIVES.")

  WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE DIVERSIFIED MONEY MARKET FUND invests in obligations with maturities deemed under SEC rules to be 397 days or less ("short-term investments") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in high-quality short-term obligations issued by banks and corporations, and in other high-quality rated and unrated short-term instruments; some of the obligations and short-term instruments in which the Fund invests may be subject to repurchase agreements. THE U.S. GOVERNMENT MONEY MARKET FUND invests in short-term obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements. THE 100% U.S. TREASURY MONEY MARKET FUND invests exclusively in direct U.S. Treasury short-term obligations. THE CALIFORNIA TAX-FREE MONEY MARKET FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. (See "INVESTMENT POLICIES.")

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? Each Fund seeks to maintain a net asset value of $1.00 per share. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis. The California Tax-Free Money Market Fund concentrates its investments in California municipal securities, and an investment in the Fund therefore may be riskier than an investment in other types of money market funds. (See "Risk Factors.")


  ARE MY INVESTMENTS INSURED? HighMark Funds' Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the yield or value of the security or yield or value of Shares of that Fund.



  WHO IS THE ADVISOR? HighMark Capital Management, Inc. serves as the Advisor to HighMark Funds. (See "The Advisor.")

  WHO IS THE ADMINISTRATOR? SEI Investments Mutual Funds Services serves as the Administrator of HighMark Funds. (See "The Administrator.")



  WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark Funds' assets. (See "The Custodian.")



  WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as distributor of HighMark Funds' Shares. (See "The Distributor.")


  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 per Fund. In order to be effective on the Business Day received, orders to purchase and redeem must be placed prior to 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, prior to 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and prior to 10:00 a.m., Pacific time (1:00 p.m. Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds on any Business Day. Otherwise, the order will be effective the next Business Day. In addition, effectiveness of a purchase is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time). (See "PURCHASE AND REDEMPTION OF SHARES.")

  HOW ARE DIVIDENDS PAID? The net investment income (exclusive of short-term capital gains) of the Funds is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. (See "Dividends.")

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary.....................................................    2
Money Market Funds Fee Table................................    5
Financial Highlights........................................    7
Fund Description............................................   12
Investment Objectives.......................................   12
Investment Policies.........................................   12
  Diversified Money Market Fund.............................   13
  U.S. Government Money Market Fund.........................   14
  100% U.S. Treasury Money Market Fund......................   14
  California Tax-Free Money Market Fund.....................   14
General.....................................................   16
  Illiquid and Restricted Securities........................   17
  Municipal Securities......................................   17
  Lending of Portfolio Securities...........................   18
  Other Investments.........................................   18
  Risk Factors..............................................   18
  Year 2000.................................................   19
Valuation of Shares.........................................   20
Purchase and Redemption of Shares...........................   20
Exchange Privileges.........................................   22
Dividends...................................................   22
Federal Taxation............................................   23
Service Arrangements........................................   25
  The Advisor...............................................   25
  Administrator.............................................   26
  The Transfer Agent........................................   27
  Shareholder Service Plan..................................   27
  Distributor...............................................   27
  Banking Laws..............................................   27
  Custodian.................................................   27
General Information.........................................   28
  Description of HighMark Funds & Its Shares................   28
  Performance Information...................................   28
  Miscellaneous.............................................   29
Description of Permitted Investments........................   30

                          MONEY MARKET FUNDS FEE TABLE


                                            DIVERSIFIED       U.S. GOVERNMENT     100% U.S. TREASURY       CALIFORNIA
                                            MONEY MARKET        MONEY MARKET         MONEY MARKET           TAX-FREE
                                                FUND                FUND                 FUND           MONEY MARKET FUND
                                          FIDUCIARY SHARES    FIDUCIARY SHARES     FIDUCIARY SHARES     FIDUCIARY SHARES
                                          ----------------    ----------------    ------------------    -----------------
SHAREHOLDER TRANSACTION EXPENSES(A)
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...           0%                  0%                   0%                   0%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)................................           0%                  0%                   0%                   0%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)..............           0%                  0%                   0%                   0%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(b)....           0%                  0%                   0%                   0%
Exchange Fee(a).........................        $  0                $  0                 $  0                 $  0
ANNUAL OPERATING EXPENSES(C)
  (as a percentage of net assets)
  Management Fees (after voluntary
    reduction)(d).......................        0.30%               0.30%                0.25%                0.10%
  12b-1 Fees............................        0.00%               0.00%                0.00%                0.00%
  Other Expenses (after voluntary
    reduction)(e).......................        0.22%               0.22%                0.22%                0.22%
                                                ----                ----                 ----                 ----
  Total Fund Operating Expenses(f)......        0.52%               0.52%                0.47%                0.32%
                                                ====                ====                 ====                 ====


EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
          (1) 5% annual return and (2) redemption at the end of each time period.


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Diversified Money Market Fund Fiduciary Shares...........    $5        $17        $29        $65
U.S. Government Money Market Fund Fiduciary Shares.......    $5        $17        $29        $65
100% U.S. Treasury Money Market Fund Fiduciary Shares....    $5        $15        $26        $59
California Tax-Free Money Market Fund Fiduciary Shares...    $3        $10        $18        $41


  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------
(a) Certain entities (including Union Bank of California, N.A. and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)


(c) Expense information has been restated to reflect current fees.

(d) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.30% for the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.



(e) Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Fiduciary Shares of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.



(f) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 0.79% for the Fiduciary Shares of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information with respect to the Fiduciary Shares of the U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund, Diversified Money Market Fund and the California Tax-Free Money Market Fund. Financial highlights for the Funds through the year ended July 31, 1998 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the 1998 Annual Report for the HighMark Funds, which is incorporated by reference into the Statement of Additional Information. Financial highlights for the U.S. Government Money Market and 100% U.S. Treasury Money Market Funds prior to the fiscal year ended July 31, 1996 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission.



  Upon reorganizing as funds of HighMark Funds on April 28, 1997, Stepstone Money Market Fund became HighMark Diversified Money Market Fund and Stepstone California Tax-Free Money Market Fund became HighMark California Tax-Free Money Market Fund. Financial highlights through January 31, 1997 represent the Institutional Class Shares (now Fiduciary Shares) of Stepstone Money Market and Stepstone California Tax-Free Money Market Funds, and have been derived from financial statements audited by Arthur Andersen LLP, independent auditors for the Stepstone Funds.

                     CALIFORNIA TAX-FREE MONEY MARKET FUND


                                             FOR THE
                               FOR THE      SIX MONTH
                              YEAR ENDED   PERIOD ENDED           FOR THE YEARS ENDED JANUARY 31,
                               JULY 31,      JULY 31,     -----------------------------------------------
                                 1998          1997        1997      1996      1995      1994      1993
                              ----------   ------------   -------   -------   -------   -------   -------
FIDUCIARY SHARES
Net Asset Value, Beginning
  of Period.................   $   1.00      $   1.00     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                               --------      --------     -------   -------   -------   -------   -------
Investment Activities
  Net investment income.....      0.031         0.016       0.031     0.034     0.026     0.021     0.025
  Net realized and
     unrealized gain (loss)
     on investments.........         --            --          --        --        --        --        --
                               --------      --------     -------   -------   -------   -------   -------
Distributions
  Net investment income.....     (0.031)       (0.016)     (0.031)   (0.034)   (0.026)   (0.021)   (0.025)
  Capital gains.............         --            --          --        --        --        --        --
                               --------      --------     -------   -------   -------   -------   -------
Net Asset Value, End of
  Period....................   $   1.00      $   1.00     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                               ========      ========     =======   =======   =======   =======   =======
Total Return................       3.14%         3.28%*      3.12%     3.48%     2.67%     2.13%     2.61%
  Net assets, end of period
     (000)..................   $241,487      $159,297     $36,207   $42,923   $52,050   $52,982   $45,521
  Ratio of expenses to
     average net assets.....       0.31%         0.28%*      0.27%     0.28%     0.29%     0.30%     0.30%
  Ratio of expenses to
     average net assets
     excluding fee
     waivers................       0.78%         0.69%*      0.49%     0.49%     0.50%     0.54%     0.54%
  Ratio of net investment
     income to average net
     assets.................       3.07%         3.36%*      3.08%     3.43%     2.66%     2.09%     2.53%
  Ratio of net investment
     income to average net
     assets excluding fee
     waivers................       2.60%         2.96%*      2.86%     3.22%     2.45%     1.85%     2.29%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
* Annualized.

                      100% U.S. TREASURY MONEY MARKET FUND


                                                      FOR THE YEARS ENDED JULY 31,
                                     ---------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993
                                     --------   --------   --------   --------   --------   --------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period...........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     --------   --------   --------   --------   --------   --------
Investment Activities
  Net investment income............     0.049      0.046      0.046      0.046      0.026      0.026
  Net realized and unrealized gain
     (loss) on investments.........        --         --         --         --         --         --
                                     --------   --------   --------   --------   --------   --------
Distributions
  Net investment income............    (0.049)    (0.046)    (0.046)    (0.046)    (0.026)    (0.026)
  Capital gains....................        --         --         --         --         --
                                     --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period.....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     ========   ========   ========   ========   ========   ========
Total Return.......................      5.02%      4.65%      4.74%      4.69%      2.68%      2.64%
Net Assets, end of period (000)....  $227,733   $243,464   $173,340   $190,604   $160,721   $191,946
Ratio of expenses to average net
  assets...........................      0.46%      0.64%      0.74%      0.73%      0.74%      0.67%
Ratio of expenses to average net
  assets excluding fee waivers.....      0.78%      0.92%      0.97%      0.97%      0.90%      0.72%
Ratio of net investment income to
  average net assets...............      4.91%      4.61%      4.64%      4.60%      2.63%      2.60%
Ratio of net investment income to
  average net assets excluding fee
  waivers..........................      4.59%      4.33%      4.41%      4.36%      2.48%      2.55%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.

                       U.S. GOVERNMENT MONEY MARKET FUND


                                                      FOR THE YEARS ENDED JULY 31,
                                     ---------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993
                                     --------   --------   --------   --------   --------   --------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period...........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     --------   --------   --------   --------   --------   --------
Investment Activities
  Net investment income............     0.050      0.047      0.048      0.048      0.027      0.027
  Net realized and unrealized gain
     (loss) on investments.........        --         --         --         --         --         --
                                     --------   --------   --------   --------   --------   --------
Distributions
  Net investment income............    (0.050)    (0.047)    (0.048)    (0.048)    (0.027)    (0.027)
  Capital gains....................        --         --         --         --         --         --
                                     --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period.....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     ========   ========   ========   ========   ========   ========
Total Return.......................      5.16%      4.78%      4.88%      4.87%      2.74%      2.72%
  Net assets, end of period
     (000).........................  $283,096   $252,995   $151,483   $159,747   $162,094   $166,182
  Ratio of expenses to average net
     assets........................      0.51%      0.70%      0.77%      0.78%      0.78%      0.71%
  Ratio of expenses to average net
     assets excluding fee
     waivers.......................      0.79%      0.95%      1.00%      1.02%      0.94%      0.74%
  Ratio of net investment income to
     average net assets............      5.05%      4.69%      4.76%      4.76%      2.70%      2.67%
  Ratio of net investment income to
     average net assets excluding
     fee waivers...................      4.77%      4.44%      4.53%      4.52%      2.54%      2.65%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
* Annualized.

                          DIVERSIFIED MONEY MARKET FUND


                                         FOR THE
                                        SIX MONTH
                            FOR THE      PERIOD
                           YEAR ENDED     ENDED
                            JULY 31,    JULY 31,              FOR THE YEARS ENDED JANUARY 31,
                           ----------   ---------   ----------------------------------------------------
                              1998        1997        1997       1996       1995       1994       1993
                           ----------   ---------   --------   --------   --------   --------   --------
FIDUCIARY SHARES
Net Asset Value,
  Beginning of Period....  $     1.00   $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ----------   --------    --------   --------   --------   --------   --------
Investment Activities
  Net investment
     income..............       0.051      0.025       0.049      0.054      0.039      0.029      0.035
  Net realized and
     unrealized gain
     (loss) on
     investments.........          --         --          --         --     (0.001)        --         --
                           ----------   --------    --------   --------   --------   --------   --------
Distributions
  Net investment
     income..............      (0.051)    (0.025)     (0.049)    (0.054)    (0.039)    (0.029)    (0.035)
  Capital gains..........          --         --          --         --         --         --         --
                           ----------   --------    --------   --------   --------   --------   --------
Contribution of
  capital................          --         --          --         --      0.001         --         --
Net Asset Value, End of
  Period.................  $     1.00   $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ==========   ========    ========   ========   ========   ========   ========
Total Return.............        5.27%      5.11%*      5.03%      5.57%      3.99%      2.99%      3.61%
Net Assets, end of period
  (000)..................  $1,180,141   $971,858    $523,571   $503,080   $536,754   $498,795   $521,664
Ratio of expenses to
  average net assets.....        0.50%      0.48%*      0.49%      0.50%      0.50%      0.49%      0.46%
Ratio of expenses to
  average net assets
  excluding fee
  waivers................        0.77%      0.64%*      0.49%      0.50%      0.50%      0.49%      0.46%
Ratio of net investment
  income to average net
  assets.................        5.15%      5.07%*      4.93%      5.43%      3.93%      2.93%      3.47%
Ratio of net investment
  income to average net
  assets excluding fee
  waivers................        4.88%      4.90%*      4.93%      5.43%      3.93%      2.93%      3.47%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
* Annualized.

                                FUND DESCRIPTION


  HighMark Funds is an open-end, diversified, registered investment company that currently offers units of beneficial interest ("Shares") in seventeen separate investment portfolios ("Funds"). All of the Funds are advised by HighMark Capital Management, Inc. (the "Advisor"), a subsidiary of UnionBanCal Corporation. Shareholders may purchase Shares of selected Funds through three separate classes (Class A and Class B Shares (collectively, the "Retail Shares") and Fiduciary Shares). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark Funds' other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark Funds' Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.


  For information concerning those investors who qualify to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

                             INVESTMENT OBJECTIVES

  The investment objectives of the Funds are as follows:

  The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund each seek current income with liquidity and stability of principal.

  The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.

  There can be no assurance that a Fund will achieve its investment objective.

  The investment objectives and certain of the investment limitations of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below).

                              INVESTMENT POLICIES


  While the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased. Each Fund may invest only in U.S. dollar-denominated obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

Diversified Money Market Fund

  The Diversified Money Market Fund may invest in the following obligations:

          (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

          (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

          (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

          (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);


          (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry, such as credit card receivables, automobile loan or lease related receivables, trade receivables or diversified financial assets (provided that the Fund invests no more than 25% of its assets in any such industry and invests no more than 35% of its assets in such instruments in the aggregate);



          (vi)  Treasury receipts, including TRs, TIGRs and CATs; and



          (vii)  repurchase agreements involving such obligations.


  Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

  Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), investments of the Diversified Money Market Fund will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one nationally recognized statistical rating organization ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Money Market Fund does not presently expect to do so, it may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess an equivalent short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

  The Diversified Money Market Fund will not invest more than 5% of its total assets in the securities of any one first tier issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single first tier issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

  The Fund may concentrate its investments in certain instruments issued by U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, but only so long as the investment risk associated with investing in foreign branches of U.S. banks is the same as that associated with investing in instruments issued by the U.S. parent. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of a foreign bank to the extent permitted by the rules of the Securities and Exchange Commission. The rules currently permit U.S. branches of foreign banks to be treated as a domestic bank if it can be demonstrated that they are subject to the same regulations as domestic banks.

U.S. Government Money Market Fund

  As a fundamental policy, the U.S. Government Money Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.


100% U.S. Treasury Money Market Fund


  The 100% U.S. Treasury Money Market Fund invests exclusively in direct U.S. Treasury obligations and separately traded component parts of such obligations transferable through the Federal Reserve book-entry system ("STRIPs").

California Tax-Free Money Market Fund

  The California Tax-Free Money Market Fund invests in obligations issued by the State of California and its political subdivisions or municipal authorities and obligations issued by territories or possessions of the United States ("Municipal Securities").

  Under normal market conditions and, as a matter of fundamental policy, at least 80% of the value of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income both for federal income tax purposes and for California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

  Certain of the obligations in which the Fund may invest may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

  Under normal market conditions, up to 20% of the California Tax-Free Money Market Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or California personal income tax ("Taxable Obligations"). These short-term obligations may include bonds from other states and cash equivalents as described below.


  Exempt-interest dividends paid by the California Tax-Free Money Market Fund that are derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities"), are excluded from gross income for California personal income tax purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.



  In order for the California Tax-Free Money Market Fund to pay exempt-interest dividends, it must continue to qualify as a regulated investment company and at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.


  In seeking to achieve its investment objective, the California Tax-Free Money Market Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Money Market Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the federal alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see FEDERAL TAXATION below.

  The California Tax-Free Money Market Fund may invest up to 10% of its total assets in shares of other investment companies with like investment objectives. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own advisor.

  Investments of the California Tax-Free Money Market Fund will consist of those obligations that, at the time of purchase, possess one of the two highest short-term ratings by a NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

  The California Tax-Free Money Market Fund may hold uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of the Advisor, desirable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

  As discussed in greater detail in the Statement of Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.


  The California Tax-Free Money Market Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in the California Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial advisor to determine whether investment in the California Tax-Free Fund would be appropriate for them.



                                    GENERAL



  The Funds intend to comply with Rule 2a-7 under the 1940 Act. Shares of each Fund are priced pursuant to the amortized cost method whereby HighMark Funds seeks to maintain each Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.


  Securities or instruments in which each Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain adjustable rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

  Although the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment advisor and the same investment objective, particular securities held and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

  Additional information concerning each Fund's investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth below and in the Statement of Additional Information. For further information concerning the rating and other requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of a Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

  In the event that a security owned by a Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

Illiquid and Restricted Securities

  The Funds shall limit investments in illiquid securities to 10% or less of their net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

  Time deposits, including ETDs and CTDs (but not including certificates of deposit) and repurchase agreements, which have maturities in excess of seven days are considered to be illiquid.


Municipal Securities



  The two principal classifications of Municipal Securities that may be held by the California Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities.



  General obligation securities are secured by the issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.



  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the California Tax-Free Money Market Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



  In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. Neither the California Tax-Free Money Market Fund nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.



  Municipal Securities purchased by the California Tax-Free Money Market Fund may include adjustable rate tax-exempt notes which may have a stated maturity in excess of 397 days, but which will be subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable rate note. Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.



  Municipal Securities may include, but are not limited to, short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Money Market Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Money Market Fund may invest indirectly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.



  The California Tax-Free Money Market Fund may also acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.


Lending of Portfolio Securities


  In order to generate additional income, each Fund (except the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.


Other Investments

  The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the California Tax-Free Money Market Fund may enter into repurchase agreements and reverse repurchase agreements. Each Fund intends to limit its respective activity in reverse repurchase agreements to no more than 10% of the Fund's total assets.

  The Funds may enter into forward commitments or purchase securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

  For further information, see "DESCRIPTION OF PERMITTED INVESTMENTS."

Risk Factors

  Investments by the Funds in obligations of certain agencies and instrumentalities of the U.S. Government may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the

U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


  As in the case of mortgage-related securities, certain asset-backed securities are subject to prepayments and there can be no assurance that the Diversified Money Market Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as the original investment.


  Foreign securities which the Diversified Money Market Fund may purchase may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Certain risks are inherent in the California Tax-Free Money Market Fund's concentrated investment in California Municipal Securities, which may make an investment in the Fund riskier than an investment in other types of money market funds. Because of the California Tax-Free Money Market Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

  The financial difficulties experienced by the State of California and other issuers of California Municipal Securities during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

  A more detailed description of special factors affecting investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.


Year 2000



  HighMark Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, HighMark Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. HighMark Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to HighMark Funds. While it is likely that such assurances will be obtained, HighMark Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which HighMark Funds does business.


                              VALUATION OF SHARES

  Each Fund's net asset value per share is determined by the Administrator as of 1:00 p.m. Eastern Time on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. Net asset value per share for purposes of pricing sales and redemptions for each of the Funds is calculated by adding the value of all securities and other assets belonging to a Fund, subtracting its liabilities, and dividing the result by the total number of the Fund's outstanding shares, irrespective of class.

  The assets in each Fund are valued based upon the amortized cost method whereby HighMark Funds seeks to maintain a Fund's net asset value per Share at $1.00, although there can be no assurance that a stable net asset value of $1.00 per Share will be maintained. For further information concerning the use of the amortized cost method of valuation, see the Statement of Additional Information.

                       PURCHASE AND REDEMPTION OF SHARES


  As noted above, the Diversified Money Market, 100% U.S. Treasury Money Market and California Tax-Free Money Market Funds are divided into two classes of Shares, Class A and Fiduciary. The U.S. Government Money Market Fund is divided into three classes of Shares, Class A, Class B and Fiduciary. Only the following investors qualify to purchase the Funds' Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark Funds' Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark Funds' Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; (iv) present and retired trustees of the Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark Funds' current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997; (v) Registered investment advisors, regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee; and
(vi) Retirement and other benefit plans sponsored by governmental entities and Financial Institutions which may acquire shares for their own account or as record owner on behalf of fiduciary, agency or custodial accounts with a minimum investment of $1,000,000. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Money Market Funds.


  Purchases and redemptions of Shares of the Funds may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 per Fund and the minimum subsequent investment is generally $100 per Fund. For present and retired trustees of the Fund, directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50 per Fund. The Fund's initial and subsequent minimum purchase amounts may be waived, in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Shareholders may place orders by telephone.



  Purchase orders will be effective on the Business Day made if the Distributor receives an order before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Effectiveness of a purchase order on any Business Day is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time), on such day. The purchase price is the net asset value per Share, which is expected to remain constant at $1.00. The net asset value per Share is calculated as of 10:00 a.m., Pacific time (1:00 p.m., Eastern time), each Business Day based on the amortized cost method. The net asset value per Share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of its outstanding Shares. HighMark Funds reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark Funds and/or Shareholder(s).


  Shares of the Fund are offered only to residents of states in which the shares are eligible for purchase.

  Redemption orders may be made any time before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund, and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds in order to receive that day's redemption price (i.e. the next determined net asset value per share). For redemption orders received before such times for such Funds, payment will be made the same day by transfer of Federal funds. Otherwise, payment will be made on the next Business Day. Redeemed shares are not entitled to dividends declared the day the redemption order is effective. The Funds reserve the right to make payment on redemptions in securities rather than cash.


  Neither HighMark Funds' transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. HighMark Funds and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

                              EXCHANGE PRIVILEGES


  As indicated under GENERAL INFORMATION--Description of HighMark Funds & Its Shares, certain Funds of HighMark Funds issue three classes of Shares (Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.



  Each Fund's Shares may be exchanged for Shares of the class of the various other Funds of HighMark Funds which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.


  Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

  Certain entities (including Participating Organizations and Union Bank of California, N.A. and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

  A Shareholder wishing to exchange Shares in a Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.


  An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark Funds may legally be sold. HighMark Funds may materially amend or terminate the exchange privileges described herein upon sixty days' notice.


                                   DIVIDENDS

  The net income of each Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration.

  Dividends with respect to each Fund are paid monthly in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class.

Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

                                FEDERAL TAXATION

  Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Funds are not managed to generate any long-term capital gains and, therefore, the Funds do not foresee paying any significant "capital gains dividends" as described in the Code.


  Shareholders will be subject to federal income tax with respect to dividends paid by the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisors to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains or securities lending income) paid by the 100% U.S. Treasury Money Market Fund will be exempt from California and Oregon personal income taxes. HighMark Funds intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.



  Although it is unlikely that a Shareholder would recognize long-term capital gain in respect of his or her Fund Shares, such gains are, in the case of non-corporate Shareholders, generally subject to a tax rate of 20%.


  Exempt-interest dividends from the California Tax-Free Money Market Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" of a facility financed through certain private activity bonds or a "related person" to such user under the Code.

  Under the Code, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the California Tax-Free Money Market Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

  Under the Code, if a Shareholder sells a Share of the California Tax-Free Money Market Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

  The California Tax-Free Money Market Fund may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

  Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Money Market Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Money Market
Fund).


  If, at the close of each quarter of its taxable year, the California Tax-Free Money Market Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund to the extent that it is derived from the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state corporate franchise tax will be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of Shares of the California Tax-Free Money Market Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

  Additional information regarding federal and California taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a money market fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California Tax-Free Money Market Fund, as to the California income tax status, of distributions made during the year.

                              SERVICE ARRANGEMENTS

The Advisor


  Prior to September 1, 1998, Pacific Alliance, a division of Union Bank of California, N.A. served as the Funds' investment advisor. Effective September 1, 1998, Pacific Alliance was reorganized into a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California. The new entity, which is called HighMark Capital Management, Inc. (the "Advisor"), is a California corporation registered under the Investment Adviser's Act of 1940.



  HighMark Capital Management, Inc. now serves as the Funds' investment advisor. Subject to the general supervision of HighMark Funds' Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales and maintains the Funds' records relating to such purchases and sales.



  For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives a fee from the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund computed daily and paid monthly, at the annual rate of thirty one-hundredths of one percent (0.30%) of each Fund's average daily net assets. The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.



  During HighMark Funds' fiscal year ended July 31, 1998, Union Bank of California received investment advisory fees from the Diversified Money Market Fund and the U.S. Government Money Market Fund aggregating 0.30% of each Fund's average daily net assets, from the 100% U.S. Treasury Money Market Fund aggregating 0.25% of the Fund's average daily net assets, and from the California Tax-Free Money Market Fund aggregating 0.10% of the Fund's average daily net assets.



  UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by the Bank of Tokyo-Mitsubishi, Limited. As of September 30, 1998, UnionBanCal Corporation and its subsidiaries had approximately $31.4 billion in consolidated assets. HighMark Capital

Management, Inc., as of September 30, 1998, had approximately $16 billion of assets under management. The Advisor, with a team of approximately 43 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.



  On November 19, 1998, UnionBanCal Corporation announced plans for a secondary offering of $750 million of its common stock owned by The Bank of Tokyo-Mitsubishi, Ltd. It is anticipated that the offering will occur prior to the end of the first quarter of 1999. UnionBanCal Corporation also announced that it would seek to repurchase up to $500 million of its outstanding common stock. Using the net proceeds from the sale of up to $500 million in trust preferred securities, UnionBanCal Corporation currently anticipates repurchasing $250 million of its common stock from The Bank of Tokyo-Mitsubishi, Ltd., concurrent with the secondary offering, and up to an additional $250 million of its common stock from other foreign institutional shareholders. The Bank of Tokyo-Mitsubishi, Ltd. intends to maintain a majority ownership interest in UnionBanCal Corporation following the consummation of the transactions.



  On November 19, 1998, UnionBanCal Corporation announced plans for a secondary offering of $750 million of its common stock owned by The Bank of Tokyo-Mitsubishi, Ltd. It is anticipated that the offering will occur prior to the end of the first quarter of 1999. UnionBanCal Corporation also announced that it would seek to repurchase up to $500 million of its outstanding common stock. Using the net proceeds from the sale of up to $500 million in trust preferred securities, UnionBanCal Corporation currently anticipates repurchasing $250 million of its common stock from The Bank of Tokyo-Mitsubishi, Ltd., concurrent with the secondary offering, and up to an additional $250 million of its common stock from other foreign institutional shareholders. The Bank of Tokyo-Mitsubishi, Ltd. intends to maintain a majority ownership interest in UnionBanCal Corporation following the consummation of the transactions.


Administrator


  SEI Investments Mutual Funds Services (the "Administrator") and HighMark Funds are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark Funds with certain management services, including all necessary office space, equipment, personnel, and facilities.



  The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.


  Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. A description of the services performed by Union Bank of California, N.A. pursuant to this Agreement is contained in the Statement of Additional Information.

The Transfer Agent


  State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark Funds, for which services it receives a fee.


Shareholder Service Plan


  To support the provision of Shareholder services to all classes of Shares, HighMark Funds has adopted a Shareholder Service Plan for Fiduciary Class and Class A Shares and a Shareholder Service Plan for Class B Shares. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets for Fiduciary Shares.


Distributor


  SEI Investments Distribution Co. (the "Distributor") and HighMark Funds are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark Funds upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark Funds' Distribution Plan or a distribution fee.


Banking Laws


  HighMark Capital Management, Inc. believes that it may perform the services for the Funds contemplated by its investment advisory agreement with HighMark Funds without a violation of applicable banking laws and regulations. Union Bank of California, N.A. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California, N.A. or the Advisor could continue to perform services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


Custodian


  Union Bank of California, N.A. serves as the custodian and as a shareholder servicing agent for the Funds. The Custodian holds cash, securities and other assets of HighMark Funds as required by the 1940 Act.

  Services performed by Union Bank of California, N.A., as the Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

                              GENERAL INFORMATION


Description of HighMark Funds & Its Shares



  HighMark Funds was organized as a Massachusetts business trust on March 10, 1987, and consists of seventeen series of Shares open for investment representing units of beneficial interest in HighMark Funds' Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark Funds were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.


  As noted above, pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of three classes of Shares in selected Funds, Shares of such Funds have been divided into three classes, designated Class A and Class B Shares (collectively "Retail Shares") and Fiduciary Shares. For information regarding the Retail Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.


  HighMark Funds believes that as of November 18, 1998, there was no person who owned of record or beneficially more than 25% of the Fiduciary Shares of any of the Money Market Funds.


Performance Information


  From time to time, HighMark Funds may advertise the "yield" and "effective yield" with respect to the Fiduciary Shares of each Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Fiduciary Shares of each of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below. Each yield figure is based on historical earnings and is not intended to indicate future performance.


  The "yield" of a Fund's Fiduciary Shares refers to the income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested.

The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The 100% U.S. Treasury Money Market Fund's tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Fiduciary class. The California Tax-Free Money Market Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Fiduciary class.

  Tax-equivalent yields and tax-equivalent effective yields with respect to a class will be significantly higher than the yield and effective yield of that class.


  From time to time, HighMark Funds may advertise the aggregate total return and average annual total return of the Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions.


  Each Fund may periodically compare its performance to the performance of: other mutual funds tracked by mutual-fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

Miscellaneous

  Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.


  Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan.

HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.



  HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.



  Inquiries may be directed in writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.


                      DESCRIPTION OF PERMITTED INVESTMENTS

  The following is a description of permitted investments for the HighMark Money Market Funds.

  ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.


  Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, no matter how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities pool. Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. If consistent with their investment objectives and policies, the Money Market Funds may invest in other asset-backed securities that may be developed in the future.

  BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

  CERTIFICATES OF DEPOSIT--Negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

  COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

  DERIVATIVES--Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

  INVESTMENT GRADE BONDS--Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

  LOAN PARTICIPATIONS--Loan participations are interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

  MUNICIPAL FORWARDS--Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

  MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  PARTICIPATION INTERESTS--Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

  RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

  REPURCHASE AGREEMENTS--Agreements whereby a Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

  REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  RULE 144A SECURITIES--Rule 144A Securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

  SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED SECURITIES-- Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

  SECURITIES LENDING--During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

  SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

  TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is commercial paper issued by governments and political sub-divisions.

  TIME DEPOSITS--Non-negotiable receipts issued by U.S. or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

  U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

  U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

  U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

  VARIABLE AMOUNT MASTER DEMAND NOTES--Unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

  VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

  YANKEE BONDS--Dollar-denominated securities issued by foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

  ZERO-COUPON OBLIGATIONS--Non-income producing securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

  For federal income tax purposes, the difference between the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

  Zero-coupon obligations have greater price volatility than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HIGHMARK MONEY MARKET FUNDS

                            INVESTMENT PORTFOLIOS OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),

                              call 1-800-433-6884





  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


NOT FDIC INSURED

HighMark Funds Prospectus

INVESTMENT ADVISOR
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230


For further information call
1-800-433-6884
or visit our web site at
www.highmark-funds.com

[HIGHMARK FUNDS LOGO]
HIGHMARK (SM)
FUNDS

84822-A (11/98)

CROSS REFERENCE SHEET

HIGHMARK FUNDS


FORM N-1A PART A ITEM                      PROSPECTUS CAPTION
---------------------                      ------------------
1. Cover Page                              Cover Page

2. Synopsis                                Fee Table

3. Condensed Financial Information         Financial Highlights; Performance
                                           Information

4. General Description of Registrant       Fund Description; Investment
                                           Objectives; Investment Policies;
                                           General Information--Description
                                           of HighMark Funds & Its Shares

5. Management of the Fund                  Service Arrangements

5A. Management's Discussion of Fund
      Performance                          Inapplicable

6. Capital Stock and Other Securities      How to Purchase Shares; Exchange
                                           Privileges; Redemption of Shares;
                                           Dividends; Federal Taxation; Service
                                           Arrangements--Administrator;
                                           Distributor; The Distribution Plan;
                                           General Information--Description of
                                           HighMark Funds & Its Shares; General
                                           Information--Miscellaneous

7. Purchase of Securities Being Offered    How to Purchase Shares; Exchange
                                           Privileges; Service Arrangements--
                                           Administrator; Distributor; The
                                           Distribution Plan

8. Redemption or Repurchase                Redemption of Shares

9. Pending Legal Proceedings               Inapplicable

[HIGHMARK(SM) FUNDS LOGO]



                                        - Equity Funds

                                        - Fixed Income Funds


                                          PROSPECTUS



                                                                 Retail Shares
                                                             November 30, 1998

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS


  HighMark Funds is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class A and Class B Shares of HighMark Funds':



                   - Income Equity Fund          - Balanced Fund
                   - Value Momentum Fund         - Intermediate-Term Bond Fund
                   - Growth Fund                 - Bond Fund
                   - Emerging Growth
                     Fund                        - California Intermediate Tax-Free Bond Fund
                   - Small Cap Value
                     Fund


                                 RETAIL SHARES


  HighMark Funds' Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark Funds' Fiduciary Shares.



  This Prospectus sets forth concisely the information about HighMark Funds and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the Funds. Interested persons who wish to obtain a prospectus for other Funds and classes of HighMark Funds may contact the Distributor at the above address and telephone number.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


HIGHMARK FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



November 30, 1998

Retail Shares

                                    SUMMARY


  HIGHMARK FUNDS is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class A and Class B Shares (collectively, "Retail Shares") of the Income Equity, Value Momentum, Growth, Small Cap Value and Balanced Funds, and the Class A Shares of the Emerging Growth, Intermediate-Term Bond, Bond, and California Intermediate Tax-Free Bond Funds (each a "Fund" and together the "Funds"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.



  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility; opportunity for long-term growth of asset value is a secondary consideration. THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income. THE GROWTH FUND seeks long-term capital appreciation through investments in equity securities; the production of current income is an incidental objective. THE SMALL CAP VALUE FUND seeks to provide long-term capital appreciation. THE BALANCED FUND seeks capital appreciation and income, with a secondary investment objective of conservation of capital. THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies (collectively these six Funds are sometimes referred to in this Prospectus as the "Equity Funds."). THE INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities. THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide high current income that is exempt from federal and State of California income taxes. THE BOND FUND seeks current income through investments in long-term, fixed-income securities (together with the Intermediate-Term Bond Fund and the California Intermediate Tax-Free Bond Fund, the "Fixed Income Funds"). (See "INVESTMENT OBJECTIVES.")



  WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? Each of the Equity Funds primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. The Small Cap Value Fund primarily invests, consistent with its investment objective, in equity securities, including common and preferred stocks, convertible securities and rights to purchase common stocks, of domestic and foreign "Small Companies." Small Companies are generally defined as issuers having a market capitalization within the range of market capitalization of issuers comprising the relevant market small capitalization index. Currently the relevant market indexes used are the S&P 600 (domestically) and the Financial Times/S&P Actuaries World Indices World Ex. U.S. Medium/Small Cap (internationally). These indexes may be changed without prior notice to shareholders. The Intermediate-Term Bond Fund primarily invests in bonds. The Bond Fund invests in long-term bonds. Bonds include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities. The Balanced Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks and may also invest in fixed income securities. The California Intermediate Tax-Free Bond Fund invests primarily in investment grade or better bonds and notes issued by the State of California, its agencies, instrumentalities and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). Each Fund may also invest in a manner consistent with its investment objective and investment policies in certain other instruments. (See "INVESTMENT POLICIES.")



  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Common stocks and other equity securities in which the Funds invest are volatile and may fluctuate in value more than other types of investments. Common stocks and other equity securities of small companies in which the Small Cap Value Fund invests are more volatile and may fluctuate in value more than investments in companies with larger market capitalizations. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Values of fixed income securities in which the California Intermediate Tax-Free Bond Fund invests may be affected by other market and economic factors affecting the State of California as well. In addition, the securities of the emerging growth companies in which the Emerging Growth Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. Similarly, the securities of foreign issuers, including emerging market issuers, in which the International Equity Fund and Small Cap Value Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies in the U.S. (See "Risk Factors.")



  ARE MY INVESTMENTS INSURED? HighMark Funds' Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.



  WHO IS THE ADVISOR? HighMark Capital Management, Inc. serves as the Advisor to HighMark Funds. (See "The Advisor.")



  WHO ARE THE SUB-ADVISORS? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Emerging Growth Fund. Brandes Investment Partners, L.P. serves as the Sub-Advisor to the Small Cap Value Fund. (See "The Sub-Advisors.")



  WHO IS THE ADMINISTRATOR? SEI Investments Mutual Funds Services serves as the Administrator of HighMark Funds. (See "The Administrator.")



  WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark Funds' assets. (See "The Custodian.")



  WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as distributor of HighMark Funds' Shares. (See "The Distributor.")

  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Class A Shares will be executed at a per Share price equal to the net asset value next determined after the purchase order is effective (plus any applicable sales charge). Purchase orders for Class B Shares will be executed at a per Share price equal to the net asset value next determined after the purchase order is effective, without an initial sales charge, but Class B Shares will be subject to a contingent deferred sales charge if they are redeemed within six years after purchase. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "HOW TO PURCHASE SHARES" and "REDEMPTION OF SHARES.")


  HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends (periodic dividends with respect to the Small Cap Value Fund) to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS.")

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary.....................................................    2
Class A Fee Table...........................................    7
Class B Fee Table...........................................    9
Financial Highlights........................................   11
Fund Description............................................   19
Investment Objectives.......................................   19
Investment Policies.........................................   20
  Income Equity Fund........................................   20
  Value Momentum Fund.......................................   20
  Growth Fund...............................................   20
  Emerging Growth Fund......................................   21
  Small Cap Value Fund......................................   21
  Intermediate-Term Bond Fund...............................   22
  Bond Fund.................................................   22
  Balanced Fund.............................................   23
  California Intermediate Tax-Free Bond Fund................   23
General.....................................................   24
  Money Market Instruments..................................   24
  Illiquid and Restricted Securities........................   24
  California Municipal Securities...........................   25
  Lending of Portfolio Securities...........................   25
  Other Investments.........................................   25
  Risk Factors..............................................   27
  Risks Associated with Securities of Small Companies.......   30
  Year 2000.................................................   31
Portfolio Turnover..........................................   31
How to Purchase Shares......................................   31
  How to Purchase By Mail...................................   32
  How to Purchase By Wire...................................   33
  How to Purchase Through an Automatic Investment Plan
     ("AIP")................................................   33
  How to Purchase Through Financial Institutions............   33
Alternative Sales Charge Options............................   34
  Overview..................................................   34
  Class A Shares: Front-End Sales Charge....................   35
  Letter of Intent..........................................   36
  Rights of Accumulation....................................   36
  Front-End Sales Charge Waivers............................   37
  Reductions for Qualified Groups...........................   38
  Class B Shares: Contingent Deferred Sales Charge..........   38
Exchange Privileges.........................................   39
Redemption of Shares........................................   40
  By Mail...................................................   41
  Telephone Transactions....................................   41
  Systematic Withdrawal Plan ("SWP")........................   41
  Other Information Regarding Redemptions...................   42
Dividends...................................................   43
Taxes.......................................................   43
  Federal Taxation..........................................   43
  California Taxes..........................................   46

                                                              PAGE
                                                              ----
Service Arrangements........................................   47
  The Advisor...............................................   47
  The Sub-Advisors..........................................   48
  Administrator.............................................   49
  The Transfer Agent........................................   49
  Shareholder Service Plan..................................   50
  Distributor...............................................   50
  The Distribution Plans....................................   50
  Banking Laws..............................................   51
  Custodian.................................................   51
General Information.........................................   52
  Description of HighMark Funds & Its Shares................   52
  Performance Information...................................   52
  Miscellaneous.............................................   53
Description of Permitted Investments........................   54

                               CLASS A FEE TABLE


                                   INCOME     VALUE                                          INTERMEDIATE-
                                   EQUITY    MOMENTUM   GROWTH     EMERGING     SMALL CAP      TERM BOND      BOND     BALANCED
                                    FUND       FUND      FUND     GROWTH FUND   VALUE FUND       FUND         FUND       FUND
                                   -------   --------   -------   -----------   ----------   -------------   -------   --------
                                   CLASS A   CLASS A    CLASS A     CLASS A      CLASS A        CLASS A      CLASS A   CLASS A
                                   SHARES     SHARES    SHARES      SHARES        SHARES        SHARES       SHARES     SHARES
                                   -------   --------   -------   -----------   ----------   -------------   -------   --------
SHAREHOLDER TRANSACTION EXPENSES(A)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)................    4.50%     4.50%      4.50%       4.50%        4.50%          3.00%        3.00%     4.50%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering
  price).........................       0%        0%         0%          0%           0%             0%           0%        0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)(b)..............       0%        0%         0%          0%           0%             0%           0%        0%
Redemption Fees (as a percentage
  of amount redeemed, if
  applicable)(c).................       0%        0%         0%          0%           0%             0%           0%        0%
Exchange Fee(a)..................   $   0     $   0      $   0       $   0        $   0          $   0        $   0     $   0
ANNUAL OPERATING EXPENSES(D)
  (as a percentage of net assets)
  Management Fees (after
    voluntary reduction)(e)......    0.60%     0.60%      0.60%       0.80%        1.00%          0.50%        0.50%     0.60%
  12b-1 Fees (after voluntary
    reduction)(f)................    0.25%     0.25%      0.25%       0.25%        0.25%          0.00%        0.00%     0.25%
  Other Expenses (after voluntary
    reduction)(g)................    0.32%     0.22%      0.32%       0.23%        0.58%          0.25%        0.25%     0.32%
                                    -----     -----      -----       -----        -----          -----        -----     -----
  Total Fund Operating
    Expenses(h)..................    1.17%     1.07%      1.17%       1.28%        1.83%          0.75%        0.75%     1.17%
                                    =====     =====      =====       =====        =====          =====        =====     =====

                                    CALIFORNIA
                                   INTERMEDIATE
                                     TAX-FREE
                                    BOND FUND
                                   ------------
                                     CLASS A
                                      SHARES
                                   ------------
SHAREHOLDER TRANSACTION EXPENSES(
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)................      3.00%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering
  price).........................         0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)(b)..............         0%
Redemption Fees (as a percentage
  of amount redeemed, if
  applicable)(c).................         0%
Exchange Fee(a)..................     $   0
ANNUAL OPERATING EXPENSES(D)
  (as a percentage of net assets)
  Management Fees (after
    voluntary reduction)(e)......      0.20%
  12b-1 Fees (after voluntary
    reduction)(f)................      0.00%
  Other Expenses (after voluntary
    reduction)(g)................      0.24%
                                      -----
  Total Fund Operating
    Expenses(h)..................      0.44%
                                      =====


---------------
Example: You would pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period.


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Income Equity Fund Class A Shares........................   $56       $ 80       $106        $181
Value Momentum Fund Class A Shares.......................   $55       $ 78       $101        $170
Growth Fund Class A Shares...............................   $56       $ 80       $106        $181
Emerging Growth Fund Class A Shares......................   $57       $ 84       $112        $193
Small Cap Value Fund Class A Shares......................   $63       $100        N/A         N/A
Intermediate-Term Bond Fund Class A Shares...............   $37       $ 53       $ 70        $120
Bond Fund Class A Shares.................................   $37       $ 53       $ 70        $120
Balanced Fund Class A Share..............................   $56       $ 80       $106        $181
California Intermediate Tax-Free Bond Fund Class A
  Shares.................................................   $34       $ 44       $ 54        $ 84


  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Class A Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)
(b) A Contingent Deferred Sales Charge of 1.00% will be assessed against the proceeds of any redemption request relating to Class A Shares of the Funds that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within one year of the date the Shares were purchased.
(c) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(d) Expense information has been restated to reflect current fees for the Value Momentum Fund, Growth Fund, Balanced Fund and California Intermediate Tax-Free Bond Fund.

(e) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.50% for the Class A Shares of the California Intermediate Tax-Free Bond Fund.

(f) As indicated under SERVICE ARRANGEMENTS -- the Distribution Plan below, the Distributor may voluntarily reduce the 12b-1 fee. Absent voluntary fee waivers, 12b-1 fees would be 0.25% for the Intermediate-Term Bond Fund, Bond Fund and California Intermediate Tax-Free Bond Fund. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.


(g) Absent voluntary fee waivers, OTHER EXPENSES would be: 0.49% for the Class A Shares of the Growth Fund, Balanced Fund, Income Equity Fund, Value Momentum Fund, and Intermediate-Term Bond Fund, 0.50% for the Class A Shares of the Emerging Growth Fund, 0.75% for the Class A Shares of the Small Cap Value Fund and 0.51% for the Class A Shares of the Bond and California Intermediate Tax-Free Bond Fund.


(h) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.34% for the Class A Shares of the Growth Fund, Balanced Fund, Income Equity Fund and the Value Momentum Fund, 1.55% for the Class A Shares of the Emerging Growth Fund, 1.24% for the Class A Shares of the Intermediate-Term Bond Fund, 2.00% for the Class A Shares of the Small Cap Value Fund, and 1.26% for the Class A Shares of the Bond and California Intermediate Tax-Free Bond Fund.

                               CLASS B FEE TABLE


                                           INCOME      VALUE
                                           EQUITY     MOMENTUM    GROWTH     SMALL CAP     BALANCED
                                            FUND        FUND       FUND      VALUE FUND      FUND
                                           -------    --------    -------    ----------    --------
                                           CLASS B    CLASS B     CLASS B     CLASS B      CLASS B
                                           SHARES      SHARES     SHARES       SHARES       SHARES
                                           -------    --------    -------    ----------    --------
SHAREHOLDER TRANSACTION EXPENSES(a)
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)....       0%         0%          0%          0%           0%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price).................................       0%         0%          0%          0%           0%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)...............    5.00%      5.00%       5.00%       5.00%        5.00%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(b).....       0%         0%          0%          0%           0%
Exchange Fee(a)..........................   $   0      $   0       $   0       $   0        $   0
ANNUAL OPERATING EXPENSES(c) (as a percentage of net assets)
  Management Fees........................    0.60%      0.60%       0.60%       1.00%        0.60%
  12b-1 Fees.............................    0.75%      0.75%       0.75%       0.75%        0.75%
  Other Expenses (after voluntary
     reduction)(d).......................    0.47%      0.47%       0.47%       0.73%        0.47%
                                            -----      -----       -----       -----        -----
  Total Fund Operating Expenses..........    1.82%      1.82%       1.82%       2.48%        1.82%
                                            =====      =====       =====       =====        =====


---------------
Example: You would pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS*
                                                              ------   -------   -------   ---------
Income Equity Fund
  Class B Shares (assuming a complete redemption at end of
     period)................................................   $68      $ 87      $119       $197
  Class B Shares (assuming no redemptions)..................   $18      $ 57      $ 99       $197
Value Momentum Fund
  Class B Shares (assuming a complete redemption at end of
     period)................................................   $68      $ 87      $119       $194
  Class B Shares (assuming no redemptions)..................   $18      $ 57      $ 99       $194
Growth Fund
  Class B Shares (assuming a complete redemption at end of
     period)................................................   $68      $ 87      $119       $197
  Class B Shares (assuming no redemptions)..................   $18      $ 57      $ 99       $197
Small Cap Value Fund
  Class B Shares (assuming a complete redemption at end of
     period)................................................   $75      $107       N/A        N/A
  Class B Shares (assuming no redemptions)..................   $25      $ 77       N/A        N/A
Balanced Fund
  Class B Shares (assuming a complete redemption at end of
     period)................................................   $68      $ 87      $119       $197
  Class B Shares (assuming no redemptions)..................   $18      $ 57      $ 99       $197


---------------
* Class B Shares automatically convert to Class A Shares after eight years.

  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)


(c) Expense information has been restated to reflect current fees for the Income Equity Fund, Value Momentum Fund, Growth Fund and Balanced Fund.



(d) Absent voluntary fee waivers, OTHER EXPENSES would be: 0.49% for the Class B Shares of the Income Equity Fund, Value Momentum Fund, Growth Fund and Balanced Fund, and 0.75% for the Class B Shares of the Small Cap Value Fund.



(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.84% for the Class B Shares of the Income Equity Fund, Value Momentum Fund, Growth Fund, and Balanced Fund, and 2.50% for the Class B Shares of the Small Cap Value Fund.

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information with respect to the Class A Shares of the Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund and California Intermediate Tax-Free Bond Fund and the Class A Shares and Class B Shares of the Growth Fund, Income Equity Fund, Balanced Fund and the Value Momentum Fund. Financial highlights for the Funds for the period ended July 31, 1998 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the 1998 Annual Report for the HighMark Funds, which is incorporated by reference into the Statement of Additional Information. Financial highlights for the Growth, Income Equity and Bond Funds prior to the fiscal year ended July 31, 1996 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission.



  Upon reorganizing as funds of HighMark Funds on April 28, 1997, Stepstone Intermediate-Term Bond Fund became HighMark Intermediate-Term Bond Fund, Stepstone California Intermediate Tax-Free Bond Fund became HighMark California Intermediate Tax-Free Bond Fund, Stepstone Balanced Fund became HighMark Balanced Fund, and Stepstone Value Momentum Fund became HighMark Value Momentum Fund. Financial highlights through January 31, 1997 represent the Investment Class Shares (now Class A Shares) of Stepstone Intermediate-Term Bond, Stepstone California Intermediate Tax-Free Bond, Stepstone Balanced, and Stepstone Value Momentum Funds, and have been derived from financial statements audited by Arthur Andersen LLP, independent auditors for the Stepstone Funds.

                          INTERMEDIATE-TERM BOND FUND


                                        FOR THE
                          FOR THE      SIX MONTH
                         YEAR ENDED   PERIOD ENDED           FOR THE YEARS ENDED JANUARY 31,
                          JULY 31,      JULY 31,     -----------------------------------------------
                            1998          1997        1997      1996      1995      1994     1993(1)
                         ----------   ------------   -------   -------   -------   -------   -------
CLASS A SHARES
Net Asset Value,
  Beginning of
  Period...............   $ 10.29       $ 10.16      $ 10.61   $  9.67   $ 10.72   $ 10.57   $ 10.49
                          -------       -------      -------   -------   -------   -------   -------
Investment Activities
  Net investment
     income............     0.609         0.309        0.602     0.609     0.589     0.615     0.609
  Net realized and
     unrealized gain
     (loss) on
     investments.......     0.031         0.128       (0.462)    0.940    (1.034)    0.335     0.450
                          -------       -------      -------   -------   -------   -------   -------
Distributions
  Net investment
     income............    (0.616)       (0.310)      (0.595)   (0.609)   (0.590)   (0.595)   (0.636)
  Capital gains........        --            --           --        --    (0.015)   (0.205)   (0.343)
Net Asset Value, End of
  Period...............   $ 10.31       $ 10.29      $ 10.16   $ 10.61   $  9.67   $ 10.72   $ 10.57
                          =======       =======      =======   =======   =======   =======   =======
Total** Return.........      6.38%         4.44%        1.54%    16.48%    (4.11)%    9.23%    10.59%*
  Net Assets, end of
     period (000)......   $ 5,120       $ 5,124      $ 5,213   $ 6,417   $ 6,645   $ 9,308   $ 2,897
  Ratio of expenses to
     average net
     assets............      0.75%         0.69%*       0.67%     0.68%     0.71%     0.69%     0.65%*
  Ratio of expenses to
     average net assets
     excluding fee
     waivers...........      1.24%         1.14%*       1.08%     1.09%     1.11%     1.09%     1.05%*
  Ratio of net
     investment income
     to average net
     assets............      5.83%         6.17%*       5.91%     5.99%     5.87%     5.51%     6.01%*
  Ratio of net
     investment income
     to average net
     assets excluding
     fee waivers.......      5.34%         5.71%*       5.50%     5.58%     5.47%     5.11%     5.61%*
Portfolio turnover
  rate.................        51%           58%         106%      147%       95%       72%       88%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
  * Annualized.
 ** Total return does not reflect the sales charge.
(1) Commenced operations on February 3, 1992.

                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND


                                                 FOR THE
                                   FOR THE      SIX MONTH
                                  YEAR ENDED   PERIOD ENDED      FOR THE YEARS ENDED JANUARY 31,
                                   JULY 31,      JULY 31,     -------------------------------------
                                     1998          1997        1997      1996      1995     1994(1)
                                  ----------   ------------   -------   -------   -------   -------
CLASS A SHARES
Net Asset Value, Beginning of
  Period........................   $  9.99       $  9.74      $  9.84   $  8.94   $ 10.03   $ 10.00
                                   -------       -------      -------   -------   -------   -------
Investment Activities
  Net investment income.........     0.423         0.222        0.458     0.470     0.439     0.115
  Net realized and unrealized
     gain (loss) on
     investments................     0.032         0.240       (0.112)    0.918    (1.077)    0.020
                                   -------       -------      -------   -------   -------   -------
Distributions
  Net investment income.........    (0.435)       (0.215)      (0.442)   (0.487)   (0.452)   (0.105)
  Capital gains.................        --            --           --        --        --        --
Net Asset Value, End of
  Period........................   $ 10.01       $  9.99      $  9.74   $  9.84   $  8.94   $ 10.03
                                   =======       =======      =======   =======   =======   =======
Total** Return..................      4.66%         4.85%        3.62%    15.84%    (6.33)%    4.67%*
  Net Assets, end of period
     (000)......................   $12,925       $11,214      $ 5,791   $ 4,266   $ 4,882   $ 2,830
  Ratio of expenses to average
     net assets.................      0.31%         0.21%*       0.20%     0.23%     0.50%     0.50%*
  Ratio of expenses to average
     net assets excluding fee
     waivers....................      1.29%         1.22%*       1.25%     1.12%     1.12%     1.13%*
  Ratio of net investment income
     to average net assets......      4.37%         4.55%*       4.69%     4.93%     4.92%     4.26%*
  Ratio of net investment income
     to average net assets
     excluding fee waivers......      3.39%         3.54%*       3.64%     4.04%     4.30%     3.63%*
Portfolio turnover rate.........       23%             5%           6%       30%       22%       19%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
  * Annualized.
 ** Total return does not reflect the sales charge.

(1) Commenced operations on October 15, 1993.

                                   BOND FUND


                                                     FOR THE YEARS ENDED JULY 31,
                                         -----------------------------------------------------
                                          1998         1997         1996      1995      1994
                                         -------   -------------   -------   -------   -------
CLASS A SHARES
Net Asset Value, Beginning of Period...  $ 10.59      $ 10.15      $ 10.29   $ 10.04   $ 10.12
                                         -------      -------      -------   -------   -------
Investment Activities
  Net investment income................    0.605        0.642        0.690     0.660     0.070
  Net realized and unrealized gain
     (loss) on investments.............    0.162        0.403       (0.180)    0.230    (0.050)
                                         -------      -------      -------   -------   -------
Distributions
  Net investment income................   (0.627)      (0.609)      (0.650)   (0.640)   (0.100)
  Capital gains........................       --           --           --        --        --
Net Asset Value, End of Period.........  $ 10.73      $ 10.59      $ 10.15   $ 10.29   $ 10.04
                                         =======      =======      =======   =======   =======
Total** Return.........................     7.47%       10.68%        4.95%     9.29%    (3.81)%(1)
  Net Assets, end of period (000)......  $ 1,912      $   606      $ 1,157   $   558   $     7
  Ratio of expenses to average net
     assets............................     0.75%        0.85%        0.89%     0.92%     0.99%*
  Ratio of expenses to average net
     assets excluding fee waivers......     1.26%        1.68%        1.85%     1.89%     2.96%*
  Ratio of net investment income to
     average net assets................     5.85%        6.10%        6.10%     6.29%     5.77%*
  Ratio of net investment income to
     average net assets excluding fee
     waivers...........................     5.33%        5.27%        5.14%     5.32%     3.80%*
Portfolio turnover rate................       16%          14%          21%       36%       44%



---------------

Amounts designated as "--" are either $0 or have been rounded to
  $0.
(1) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
  *  Annualized.
 **  Total return does not reflect the sales charge.

                                 BALANCED FUND


                                                               FOR THE
                                   FOR THE       FOR THE      SIX MONTH
                                 PERIOD ENDED   YEAR ENDED   PERIOD ENDED           FOR THE YEARS ENDED JANUARY 31,
                                   JULY 31,      JULY 31,      JULY 31,     -----------------------------------------------
                                     1998          1998          1997        1997      1996      1995      1994     1993(2)
                                 ------------   ----------   ------------   -------   -------   -------   -------   -------
                                  CLASS B(1)     CLASS A       CLASS A      CLASS A   CLASS A   CLASS A   CLASS A   CLASS A
RETAIL SHARES
Net Asset Value, Beginning of
  Period.......................     $16.55       $ 16.45       $ 15.03      $ 13.91   $ 11.45   $ 12.21   $ 11.50   $ 11.30
                                    ------       -------       -------      -------   -------   -------   -------   -------
Investment Activities
  Net investment income........      0.155         0.402         0.209        0.464     0.406     0.393     0.397     0.092
  Net realized and unrealized
    gain (loss) on
    investments................      0.197         0.736         1.712        1.706     2.825    (0.758)    0.925     0.404
                                    ------       -------       -------      -------   -------   -------   -------   -------
Distributions
  Net investment income........     (0.175)       (0.416)       (0.209)      (0.455)   (0.406)   (0.392)   (0.391)   (0.098)
  Capital gains................         --        (0.442)       (0.290)      (0.595)   (0.362)   (0.003)   (0.221)   (0.198)
Net Asset Value, End of
  Period.......................     $16.73       $ 16.73       $ 16.45      $ 15.03   $ 13.91   $ 11.45   $ 12.21   $ 11.50
                                    ======       =======       =======      =======   =======   =======   =======   =======
Total** Return.................       4.32%**       7.12%        13.22%       16.04%    28.73%    (2.95)%   11.79%     4.45%*
  Net Assets, end of period
    (000)......................     $  967       $10,629       $ 9,214      $ 8,833   $ 8,422   $ 7,128   $ 7,292   $   425
  Ratio of expenses to average
    net assets.................       1.80%*        1.16%         1.07%*       1.04%     0.89%     0.79%     0.69%     0.60%*
  Ratio of expenses to average
    net assets excluding fee
    waivers....................       1.83%*        1.33%         1.30%*       1.19%     1.20%     1.19%     1.19%     1.10%*
  Ratio of net investment
    income to average net
    assets.....................       1.77%*        2.42%         2.75%*       3.22%     3.12%     3.41%     3.26%     3.20%*
  Ratio of net investment
    income to average net
    assets excluding fee
    waivers....................       1.74%*        2.24%         2.53%*       3.07%     2.81%     3.01%     2.76%     2.70%*
Portfolio turnover rate........         22%           22%           10%          27%       26%       48%       49%       68%



---------------

Amounts designated as "--" are either $0 or have been rounded to $0.
(1)  Commenced operations on February 2, 1998.
  *  Annualized.
 **  Total return does not reflect the sales charge.
(2)  Commenced operations on November 13, 1992.

                                  GROWTH FUND


                                      FOR THE
                                    PERIOD ENDED               FOR THE YEARS ENDED JULY 31,
                                      JULY 31,      ---------------------------------------------------
                                      1998(1)        1998       1997       1996       1995       1994
                                    ------------    -------    -------    -------    -------    -------
                                      CLASS B       CLASS A    CLASS A    CLASS A    CLASS A    CLASS A
RETAIL SHARES
Net Asset Value, Beginning of
  Period..........................    $ 14.76       $ 17.39    $ 12.60    $ 11.87    $  9.77    $  9.74
                                      -------       -------    -------    -------    -------    -------
Investment Activities
  Net investment income...........     (0.035)       (0.018)     0.049      0.110      0.150         --
  Net realized and unrealized gain
    (loss) on investments.........      2.125         3.100      5.784      1.380      2.250      0.040
                                      -------       -------    -------    -------    -------    -------
Distributions
  Net investment income...........         --        (0.015)    (0.048)    (0.120)    (0.150)    (0.010)
  Capital gains...................         --        (3.532)    (0.996)    (0.640)    (0.150)        --
Net Asset Value, End of Period....    $ 16.85       $ 16.93    $ 17.39    $ 12.60    $ 11.87    $  9.77
                                      =======       =======    =======    =======    =======    =======
Total** Return....................      28.71%*       22.26%     48.49%     12.88%     25.10%     (1.77)%(2)
  Net Assets, end of period
    (000).........................    $ 1,948       $17,173    $ 7,816    $ 2,843    $ 1,218    $    --
  Ratio of expenses to average net
    assets........................       1.81%*        1.16%      1.04%      0.93%      0.84%        --
  Ratio of expenses to average net
    assets excluding fee
    waivers.......................       1.84%*        1.34%      1.49%      1.91%      2.11%        --
  Ratio of net investment income
    to average net assets.........      (0.94)%*      (0.17)%     0.28%      0.96%      1.17%        --
  Ratio of net investment income
    to average net assets
    excluding fee waivers.........      (0.97)%*      (0.35)%    (0.18)%    (0.02)%    (0.10)%       --
Portfolio turnover rate...........         67%           67%       118%        79%        68%       123%



---------------

Amounts designated as "-" are either $0 or have been rounded to
  $0.
(1)  Commenced operations on February 2, 1998.
(2) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for Investor Shares for the period from June 20, 1994 to July 31, 1994.
  *  annualized
 **  Total return does not reflect the sales charge.

                              VALUE MOMENTUM FUND


                               FOR THE                     FOR THE
                             PERIOD ENDED    FOR THE      SIX MONTH
                               JULY 31,     YEAR ENDED   PERIOD ENDED           FOR THE YEARS ENDED JANUARY 31,
                               1998(1)       JULY 31,      JULY 31,     ------------------------------------------------
                               CLASS B         1998          1997        1997      1996      1995       1994     1993(2)
                             ------------   ----------   ------------   -------   -------   -------    -------   -------
                                             CLASS A       CLASS A      CLASS A   CLASS A   CLASS A    CLASS A   CLASS A
RETAIL SHARES
Net Asset Value, Beginning
  of Period................    $ 26.82       $ 25.48       $ 21.57      $ 18.05   $ 13.40   $ 14.27    $ 12.75   $ 11.52
                               -------       -------       -------      -------   -------   -------    -------   -------
Investment Activities
  Net investment income....      0.046         0.262         0.106        0.389     0.320     0.321      0.297     0.246
  Net realized and
    unrealized gain (loss)
    on investments.........      0.479         2.007         3.953        4.368     5.060    (0.820)     1.543     1.257
                               -------       -------       -------      -------   -------   -------    -------   -------
Distributions
  Net investment income....     (0.064)       (0.275)       (0.147)      (0.393)   (0.323)   (0.317)    (0.290)   (0.251)
  Capital gains............         --        (0.164)           --       (0.848)   (0.408)   (0.054)    (0.030)   (0.022)
Net Asset Value, End of
  Period...................    $ 27.28       $ 27.31       $ 25.48      $ 21.57   $ 18.05   $ 13.40    $ 14.27   $ 12.75
                               =======       =======       =======      =======   =======   =======    =======   =======
Total** Return.............       3.94%*        8.96%        18.90%       27.04%    40.77%    (3.48)%    14.65%    15.97%*
  Net assets, end of period
    (000)..................    $ 5,202       $35,325       $20,750      $15,963   $11,801   $ 9,777    $ 9,346   $ 3,162
  Ratio of expenses to
    average net assets.....       1.81%*        1.06%         1.03%*       1.04%     0.89%     0.81%      0.77%     0.65%*
  Ratio of expenses to
    average net assets
    excluding fee
    waivers................       1.84%*        1.33%         1.25%*       1.19%     1.20%     1.21%      1.20%     1.15%*
  Ratio of net investment
    income to average net
    assets.................       0.15%*        0.99%         1.40%*       2.01%     2.00%     2.37%      2.12%     2.53%*
  Ratio of net investment
    income to average net
    assets excluding fee
    waivers................       0.13%*        0.72%         1.17%*       1.86%     1.69%     1.97%      1.69%     2.03%*
Portfolio turnover rate....          7%            7%            1%           9%       20%        6%         5%        3%


---------------

Amounts designated as "-" are either $0 or have been rounded to $0.

  *  Annualized.
 **  Total return does not reflect the sales charge.

(1)  Commenced operations on February 2, 1998.


(2)  Commenced operations on April 2, 1992.

                               INCOME EQUITY FUND


                                       FOR THE
                                     PERIOD ENDED                 FOR THE YEARS ENDED JULY 31,
                                   JULY 31, 1998(1)    ---------------------------------------------------
                                       CLASS B          1998       1997       1996       1995      1994(2)
                                   ----------------    -------    -------    -------    -------    -------
                                                       CLASS A    CLASS A    CLASS A    CLASS A    CLASS A
RETAIL SHARES
Net Asset Value, Beginning of
  Period.........................      $ 16.88         $ 18.24    $ 14.29    $ 13.03    $ 11.92    $ 11.85
                                       -------         -------    -------    -------    -------    -------
Investment Activities
  Net investment income..........        0.057           0.262      0.363      0.420      0.420      0.040
  Net realized and unrealized
    gain (loss) on investments...        1.034           1.486      5.028      1.920      1.550      0.080
                                       -------         -------    -------    -------    -------    -------
Distributions
  Net investment income..........       (0.072)         (0.258)    (0.358)    (0.420)    (0.440)    (0.050)
  Capital Gains..................           --          (1.776)    (1.083)    (0.660)    (0.420)        --
Net Asset Value, End of Period...      $ 17.90         $ 17.95    $ 18.24    $ 14.29    $ 13.03    $ 11.92
                                       =======         =======    =======    =======    =======    =======
Total** Return...................        13.10%          10.50%     39.97%     18.21%     17.52%      4.23%(3)
  Net assets, end of period
    (000)........................      $ 1,816         $23,024    $14,152    $10,143    $ 3,881    $    24
  Ratio of expenses to average
    net assets...................         1.82%*          1.17%      1.06%      1.03%      1.06%      1.10%*
  Ratio of expenses to average
    net assets excluding fee
    waivers......................         1.85%*          1.34%      1.46%      1.51%      1.55%      1.33%*
  Ratio of net investment income
    to average net assets........         0.38%*          1.39%      2.32%      2.89%      3.06%      0.93%*
  Ratio of net investment income
    to average net assets
    excluding fee waivers........         0.36%*          1.22%      1.92%      2.41%      2.57%      0.71%*
Portfolio turnover rate..........           69%             69%        46%        42%        37%        34%



---------------

Amounts designated as "--" are either $0 or have been rounded to $0.
  *  Annualized.
 **  Total return does not reflect the sales charge.
(1)  Commenced operations on February 2, 1998.
(2)  Commenced operations on June 20, 1994.
(3) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

                                FUND DESCRIPTION


  HighMark Funds is an open-end, diversified, registered investment company that currently offers units of beneficial interest ("Shares") in seventeen separate investment portfolios ("Funds"). All of the Funds are advised by HighMark Capital Management, Inc. (the "Advisor"), a subsidiary of UnionBanCal Corporation. Shareholders may purchase Shares of selected Funds through three separate classes (Class A and Class B Shares (collectively, the "Retail Shares") and Fiduciary Shares). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark Funds' other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark Funds' Distributor, SEI Investments Distribution Co., at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.



  For information concerning those investors who qualify to purchase Retail Shares, sales charges and the operation of HighMark Funds' Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below. (Retail Shares may be hereinafter referred to as "Shares.")


                             INVESTMENT OBJECTIVES

  The investment objectives of the Funds are as follows:

  The INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Income Equity Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.

  The VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income.

  The GROWTH FUND seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

  The EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.


  The SMALL CAP VALUE FUND seeks to provide long-term capital appreciation.


  The INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities.

  The BOND FUND seeks current income through investments in long-term, fixed-income securities.

  The BALANCED FUND seeks capital appreciation and income. Conservation of capital is a secondary consideration.

  The CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide high current income that is exempt from federal and State of California income taxes.

  The investment objectives and certain of the investment limitations of the Funds may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under

GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES

Income Equity Fund

  Under normal market conditions, the Income Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Income Equity Fund's investments primarily consist of the common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.

  The Income Equity Fund generally invests in stocks with favorable, long-term fundamental characteristics when their current relative yields are at the upper end of their historical yield ranges. Frequently, these stocks are out of favor in the financial community and in which investors see little opportunity for price appreciation. The Fund may also invest in major U.S. corporations in a mature stage of development or operating in slower areas of the economy. While it is anticipated that a significant part of the total growth in asset value experienced by the Income Equity Fund will result from companies' improving prospects (although there can be no assurance that this will in fact occur), dividends will provide a substantial portion of the Fund's total return. When yields on stocks held by the Income Equity Fund drop to the lower end of their historical ranges, the Fund may begin to reduce its holdings. Similarly, if there is a significant fundamental change that impairs a company's ability to pay dividends, or if the yield on a stock dips below the yield of the general market, the Income Equity Fund may eliminate its holdings in these stocks.

Value Momentum Fund

  Under normal market conditions, the Value Momentum Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Value Momentum Fund will be invested primarily in securities which the Advisor believes to be undervalued relative to the market and to the security's historic valuation. Stocks are then screened for positive price or earnings momentum. Securities purchased will generally have a medium to high market capitalization. A majority of the securities in which the Value Momentum Fund invests will be dividend paying.

Growth Fund

  Under normal market conditions, the Growth Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks, of growth-oriented companies. The Growth Fund emphasizes a well diversified portfolio of medium to large capitalization growth companies (capitalization in excess of $500 million) with a record of above average growth in earnings. The Fund focuses on companies that the Advisor believes to have enduring quality and above average earnings growth. Among the criteria the Fund uses to screen for stock selection are earnings growth, return on capital, brand identity, recurring revenues, price and quality of management team.

Emerging Growth Fund

  Under normal market conditions, the Emerging Growth Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks of small and medium capitalization companies. Small and medium capitalization companies are those with capitalization between $50 million and $1 billion and the potential for growth or those which, in the Advisor's opinion, have potential for above-average long-term capital appreciation. An emerging growth company is one which, in the Advisor's judgment, is in the developing stages of its life cycle and has demonstrated or is expected to achieve rapid growth in earnings and/or revenues. Emerging growth companies are characterized by opportunities for rapid growth rates and/or dynamic business changes. Emerging growth companies, regardless of size, tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar opportunities. A company may or may not yet be profitable at the time the Emerging Growth Fund invests in its securities. Current income will not be a criterion of investment selection, and any such income should be considered incidental. Many of the securities in which the Fund invests will not pay dividends.

  The Emerging Growth Fund may also invest in equity securities of companies in "special equity situations," meaning companies experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. Since a special equity situation may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Emerging Growth Fund's investments are significant.


Small Cap Value Fund



  Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in domestic and foreign equity securities, including common stocks, rights and warrants to purchase common stocks, ADRs, Global Depositary Receipts ("GDRs"), other depositary receipts, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Fund's investments primarily consist of the equity securities of companies with equity capitalizations within the range of market capitalization of issuers comprising the relevant market small capitalization index. Currently the relevant market indexes used are the S&P 600 (domestically) and the Financial Times/S&P Actuaries World Indices World Ex. U.S. Medium/Small Cap (internationally).



  The Advisor and Sub-Advisor will generally invest Fund assets in stocks with favorable, long-term fundamental characteristics which the Advisor or Sub-Advisor believes are undervalued in the marketplace. Frequently, these stocks are out of favor in the financial community and in which investors see little opportunity for rapid price appreciation. If there are not enough securities which meet the Advisor's or the Sub-Advisor's value-oriented investment criteria, the Fund may hold cash reserves temporarily. The Advisor or the Sub-Advisor may also temporarily reduce equity holdings and hold cash reserves for defensive purposes in response to adverse market conditions. While the Fund is not subject to any specific geographic diversification requirements, it currently intends to diversify its international investments among countries to reduce currency risks. Under normal market conditions, the Fund expects that it will generally allocate approximately 25% of the Fund's total assets to foreign securities. The Advisor will periodically review and reallocate the Fund's assets in order to maintain such allocation. Such reallocation shall be performed in the Advisor's discretion. Equity markets around the world can fluctuate significantly, but tend not to move in lockstep. Declining prices in one region may be offset by rising prices in another. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may be made in developing countries as well. Typically the Fund will invest no more than 5% of its total assets in any one security at the time of purchase.


Intermediate-Term Bond Fund

  Under normal market conditions, at least 65% of the Intermediate-Term Bond Fund's assets will be invested in bonds. For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as "investment grade" (one of the four highest bond rating categories by a nationally recognized statistical rating organization ("NRSRO") or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as Government National Mortgage Association ("GNMA") securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security. The remainder of the Fund's assets may be invested in money market instruments.

  The dollar-weighted average portfolio maturity of the Intermediate-Term Bond Fund will be from three to ten years.

Bond Fund

  The Bond Fund invests in fixed-income securities with maturities in excess of one year, except for amounts held in money market instruments. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in bonds and may invest up to 35% of its total assets in money market instruments.

  For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as investment grade or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as GNMA securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality;
(v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security. The remainder of the Fund's assets may be invested in money market instruments.

  The dollar-weighted average portfolio maturity of the Bond Fund will be from five to twenty years.

Balanced Fund

  The Balanced Fund may invest in any type or class of security. Under normal market conditions, the Balanced Fund will invest between 50% and 70% of its total assets in equity securities. Senior fixed-income securities will normally constitute at least 25% of the Balanced Fund's net assets.

  Equity securities include common stocks, warrants to purchase common stocks, ADRs, preferred stocks, securities (including debt securities) convertible into or exercisable for common stocks and Standard & Poor's Depositary Receipts ("SPDRs"). The Balanced Fund's fixed-income investments consist of bonds, debentures, notes, zero-coupon securities, all forms of mortgage-related securities (including collateralized mortgage obligations), and obligations issued or guaranteed by the U.S. or foreign Governments or their agencies or instrumentalities. Privately issued mortgage-backed securities must be rated in one of the top two categories by at least one NRSRO as defined below. In addition to mortgage-backed securities, the Balanced Fund may invest in other asset-backed securities including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card or other receivables.

  The Balanced Fund may invest in bonds, notes and debentures of any maturity issued by U.S. and foreign corporate and governmental issuers. The Balanced Fund will invest only in corporate fixed-income securities that are rated at the time of purchase as investment grade or, if unrated, which the Advisor deems to be attractive opportunities and of comparable quality.

  In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

  The portions of the Balanced Fund's assets invested in equity securities and fixed-income securities will vary from time to time within the stated ranges, depending upon the Advisor's assessment of business, economic and market conditions. The Advisor considers a combination of risk, capital appreciation, income, and protection of capital value.

California Intermediate Tax-Free Bond Fund

  Under normal market conditions, the Fund will invest primarily in bonds and notes issued by the State of California, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). The Fund may also invest in bonds and notes of other states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political sub-divisions which are exempt from federal income taxes, and in shares of other investment companies, specifically money market funds, which have similar investment objectives.

  Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds and notes rated investment grade by a nationally recognized rating agency or are deemed by the Advisor to be of comparable quality at the time of purchase and which pay interest that is not treated as a preference item for purposes of the federal alternative minimum tax. In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Advisor will take appropriate action with regard to the security.


  Under California law, a mutual fund must qualify as a regulated investment company and have at least 50% of its total assets invested in California Municipal Securities at the end of each quarter of its taxable year in order to be eligible to pay California residents dividends that are wholly or partially exempt from California personal income taxes. Accordingly, the Fund intends to maintain at least 65% of its assets in California Municipal Securities and may invest up to 100% of its assets in such securities.


  The Fund has no restrictions on the maturity of municipal securities in which it may invest. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund is expected to be from three to ten years. Accordingly, the Fund seeks to invest in municipal securities of such maturities which, in the judgment of the Advisor, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

                                    GENERAL

Money Market Instruments


  Under normal market conditions, each Equity Fund, other than the Balanced Fund, and Fixed Income Fund may invest up to 35% of its total assets in money market instruments. The Balanced Fund may invest up to 25% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, an Equity Fund, other than the Balanced Fund, or Fixed Income Fund, other than the California Intermediate Tax-Free Bond Fund, may invest more than 35% of its total assets in money market instruments, the Balanced Fund may invest more than 25% of its total assets in money market instruments, and the California Intermediate Tax-Free Bond Fund may invest more than 20% of its total assets in municipal obligations of other states or taxable money market instruments including repurchase agreements. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments (or taxable money market instruments for the California Intermediate Tax-Free Bond Fund).


Illiquid and Restricted Securities

  Each Fund shall limit investment in illiquid securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

California Municipal Securities

  The two principal classifications of California Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable primarily from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds (formerly known as industrial revenue bonds) are generally revenue bonds.


  Certain California Municipal Securities are municipal lease revenue obligations (or certificates of participation or "COPs"), which typically provide that the municipality has no obligation to make lease or installment payments in future years unless money is appropriated for such purpose. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated in one of the four highest rating categories used by Moody's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").


  California Municipal Securities also include so-called Mello-Roos and assessment district bonds, which are usually unrated instruments issued to finance the building of roads and other public works and projects that are primarily secured by real estate taxes levied on property located in the local community. Most of these bonds do not seek agency ratings because the issues are too small, and in most cases, the purchase of these bonds is based upon the Advisor's determination that it is suitable for the Fund.

  Certain of the obligations in which the Fund may invest may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

Lending of Portfolio Securities

  In order to generate additional income, a Fund may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

Other Investments

  The Funds may enter into repurchase agreements and reverse repurchase agreements.

  The Funds may enter into forward commitments or purchase securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The

Funds do not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

  The Funds, other than the California Intermediate Tax-Free Bond Fund, may also invest in money market instruments, money market funds, and cash.


  Each Fund may invest in other registered investment companies with similar investment objectives. A Fund may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment company securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark Funds, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor.



  Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.


  Each Equity Fund may write covered calls on its equity securities and enter into closing transactions with respect to covered call options. The Balanced Fund may also buy and sell options, futures contracts and options on futures. An Equity Fund's assets may be invested in options, futures contracts and options on futures, SPDRs, and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of an Equity Fund's net assets at the time such options are purchased by the Fund. An Equity Fund may enter into futures and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. Each of these Funds may purchase options in stock indices to invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets. All of the common stocks in which these Funds invest (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

  The Fixed Income Funds may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. These Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. These Funds may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

  Certain of the obligations in which the Fixed Income Funds, except the California Intermediate Tax-Free Bond Fund, may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

  For further information, see "DESCRIPTION OF PERMITTED INVESTMENTS."

Risk Factors

  To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.


  Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors.


  In addition to credit risk which relates to the ability of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the fixed income investments in the Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

  As described above, the Funds may invest in debt securities within the four highest rating categories assigned by a NRSRO and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, the Advisor will consider such an event in determining whether the Balanced Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

  While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by the Balanced Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

  Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

  From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.


  The Balanced Fund, the Small Cap Value Fund and each of the Fixed Income Funds, except the California Intermediate Tax-Free Bond Fund, may invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fixed Income Funds and the Balanced Fund will not hold foreign currency for investment purposes. The Small Cap Value Fund will not hold foreign currency for investment or hedging purposes.



  On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.



  The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by a Fund.



  Currency risk is one of the factors considered by the Small Cap Value Fund's Sub-Advisor in determining the portion of the Small Cap Value Fund's assets to be invested in the securities of an issuer. However, the

Sub-Advisor will not employ currency hedging in the Fund. In addition, the Sub-Advisor believes that the currency component of foreign stock returns is an important part of the diversifying benefit of international investing. Foreign currencies can act as a diversifying tool within a portfolio to the extent that one currency's depreciation is offset by another's appreciation.



  The Small Cap Value Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.



  Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.



  Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many of such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund's incurring additional costs and delays in the transportation and custody of such securities.


  Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

  Given the uncertainty of the future value of emerging growth companies and companies in special equity situations, the risk of possible decline in value of the Emerging Growth Fund's net assets are significant. Companies in which the Emerging Growth Fund invests may offer greater opportunities for capital appreciation than larger more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of emerging growth companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.


  Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they may be exercised, but only the right to buy such securities at a particular price. The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.


  The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

  The financial difficulties experienced by the State of California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.


Risks Associated with Securities of Small Companies



  Given the uncertainty of the future value of companies the Small Cap Value Fund and the Emerging Growth Fund invest in, the risk of possible decline in value of the Funds' net assets are significant. Companies in which the Funds invest may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.



Year 2000



  HighMark Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, HighMark Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. HighMark Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to HighMark Funds. While it is likely that such assurances will be obtained, HighMark Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which HighMark Funds does business.


                               PORTFOLIO TURNOVER

  A Fund's portfolio turnover rate will not be a factor preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fixed Income Funds will not purchase securities solely for the purpose of short-term trading. Each of the Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Funds and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the relevant Fund. See FEDERAL TAXATION.

                             HOW TO PURCHASE SHARES


  The Income Equity, Value Momentum, Growth, Small Cap Value and Balanced Funds are divided into three classes of Shares, Class A, Class B and Fiduciary. The Emerging Growth, Intermediate-Term Bond, Bond and California Intermediate Tax-Free Bond Funds are divided into two classes of Shares, Class A and Fiduciary. Class A Shares may be purchased at net asset value plus a sales charge. Class B Shares may be purchased at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge if they are redeemed within six years after purchase. For a description of investors who qualify to purchase Fiduciary Shares, see the Fiduciary Shares prospectus of the Funds. HighMark Funds' Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark Funds' Fiduciary Shares.

  Retail Shares are sold on a continuous basis by HighMark Funds' Distributor, SEI Investments Distribution Co. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark Funds at 1-800-433-6884. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. Accounts opened directly with HighMark Funds' transfer agent are "Fund Direct" accounts.


  The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired trustees of the Funds and directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. Purchases and redemption of Shares of the Funds may be made on days on which the New York Stock Exchange is open for business ("Business Days").


  Purchase orders for Class A Shares will be executed at a per Share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor (plus any applicable sales charge). Purchase orders for Class B Shares will be executed at a per Share price equal to the net asset value next determined after the receipt of a purchase order by the Distributor, without an initial sales charge, but B Shares will be subject to a contingent deferred sales charge if they are redeemed within six years after purchase. The net asset value per Share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of the Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m. Eastern time), on any Business Day. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places. HighMark Funds reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark Funds and/or its Shareholders to accept such order.



  The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method that HighMark Funds' Board of Trustees believes accurately reflects fair value. Although the methodology and procedures for determining net asset value are identical for Class A and Class B Shares, the net asset value per share of such classes may differ because of the higher distribution expenses charged to B Class Shares. For further information about valuation of investments in the Funds, see the Statement of Additional Information.



  Shares of the Funds are offered only to residents of states in which the Shares are eligible for purchase.


How to Purchase By Mail

  You may purchase Shares of the Funds by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds," to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds." Third party checks, credit card checks or cash will not be accepted. You may purchase more Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may obtain Account Application Forms for the Funds by calling the Distributor at 1-800-433-6884.

How to Purchase By Wire

  You may purchase Shares of the Funds by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). If the transfer agent does not receive the wire by 1:00 p.m., Pacific time (4:00 p.m., Eastern time), the order will be executed on the next Business Day.

How to Purchase Through an Automatic Investment Plan ("AIP")


  You may arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month per Fund. For present and retired trustees of the Funds and directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates the minimum pre-authorized investment amount is $50 per month per Fund. The AIP is available only for additional investments to an existing account.


How to Purchase Through Financial Institutions


  Shares of the Funds may be purchased through financial institutions, including the Advisor, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.


  Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

  Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

                        ALTERNATIVE SALES CHARGE OPTIONS

Overview

  You may purchase shares of the Funds at a price equal to their net asset value per share plus a sales charge which, at your election, may be imposed either (i) at the time of the purchase (Class A "initial sales charge alternative"), or
(ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each class represents a Fund's interest in a portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B shares bear the expenses of the deferred sales arrangement and distribution and service fees resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A shares so long as Class B shares convert into Class A shares), (iii) only Class B shares carry a conversion feature and (iv) each class has different exchange privileges. See "Exchange Privileges." Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B shares.

  The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial to you. The amount of your purchase, the length of time you expect to hold the shares, and whether you wish to receive dividends in cash or in additional shares will all be factors in determining which sales charge option is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated distribution and service fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares, and to what extent such differential would be offset by the expected higher yield of Class A shares. Class A shares will normally be more beneficial to you if you qualify for reduced sales charges as described below.


  The Trustees of HighMark Funds have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the Investment Company Act of 1940, as amended (the "1940 Act"), and state laws, will seek to ensure that no such conflict arises.

Class A Shares: Front-End Sales Charge

  The following table shows the regular sales charge on Class A Shares to a "single purchaser" (defined below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                                  EQUITY FUNDS

                                                                      SALES CHARGE AS
                                                SALES CHARGE AS A       APPROPRIATE       COMMISSION AS
                                                  PERCENTAGE OF      PERCENTAGE OF NET    PERCENTAGE OF
AMOUNT OF PURCHASE                               OFFERING PRICE       AMOUNT INVESTED     OFFERING PRICE
------------------                              -----------------    -----------------    --------------
0 -- $49,999..................................        4.50%                4.71%               4.05%
$50,000 -- $99,999............................        4.00%                4.17%               3.60%
$100,000 -- $249,999..........................        3.50%                3.63%               3.15%
$250,000 -- $499,999..........................        2.50%                2.56%               2.25%
$500,000 -- $999,999..........................        1.50%                1.52%               1.35%
$1,000,000 and Over*..........................        0.00%                0.00%               0.00%

---------------
* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                               FIXED INCOME FUNDS

                                                                      SALES CHARGE AS
                                                SALES CHARGE AS A       APPROPRIATE       COMMISSION AS
                                                  PERCENTAGE OF      PERCENTAGE OF NET    PERCENTAGE OF
AMOUNT OF PURCHASE                               OFFERING PRICE       AMOUNT INVESTED     OFFERING PRICE
------------------                              -----------------    -----------------    --------------
0 -- $24,999..................................         3.00%               3.09%               2.70%
$25,000 -- $49,000............................         2.50%               2.56%               2.25%
$50,000 -- $99,000............................         2.00%               2.04%               1.80%
$100,000 -- $249,999..........................         1.50%               1.52%               1.35%
$250,000 -- $999,999..........................         1.00%               1.01%               0.90%
$1,000,000 and Over...........................         0.00%*              0.00%               0.00%

---------------
* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

  The commissions shown in the table apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.


  In calculating the sales charge rates applicable to current purchases of a Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of a Fund and other funds of HighMark Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.


  The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of Intent

  By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, the Shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

Rights of Accumulation

  In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A Shares of the Funds sold subject to a comparable sales charge.

  To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

Front-End Sales Charge Waivers

  The following categories of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

          (1) Existing holders of Class A Shares of a Fund upon the reinvestment of dividend and capital gain distributions on those Shares;


          (2) Investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A. or their affiliates, or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf;


          (3) State and local governments;


          (4) Individuals who have received distributions from employee benefit trust accounts administered by Union Bank of California who are rolling over such distributions into an individual retirement account administered by or for which the Bank serves as trustee or custodian. All subsequent purchases into the Funds made by such individuals will be subject to the appropriate sales charge;


          (5) Individuals who purchase Class A Shares with proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California;

          (6) Individuals who purchase Class A Shares with proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account;

          (7) Investment advisors or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;


          (8) Investors purchasing Class A Shares with proceeds from a redemption of Shares of another open-end investment company (other than HighMark Funds) on which a sales charge was paid. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);


          (9) Brokers, dealers and agents who are purchasing for their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

          (10) Investors purchasing Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by Union Bank of California or any other parties;

          (11) Purchasers of Class A Shares of the Growth Fund that are sponsors of other investment companies that are unit investment trusts for deposit by such sponsors into such unit investment trusts, and to purchasers of Class A Shares of the Growth Fund that are holders of such unit investment trusts that invest distributions from such investment trusts in Class A Shares of the Growth Fund;


          (12) Present and retired trustees of the Funds and directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies; and



          (13) Investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.



          (14) Investors who purchased Class A Shares without the assistance of an investment professional (Fund Direct accounts) between May 15, 1998 and August 31, 1998. All subsequent purchases of Class A Shares may be made with no sales charge.



  With regard to categories 2 through 12 and 14 above, the Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.


Reductions for Qualified Groups

  Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.


  All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.


Class B Shares: Contingent Deferred Sales Charge

  If you redeem your Class B shares within six years of purchase and are not eligible for a waiver, you will pay a contingent deferred sales charge at the rates set forth below. You will not be required to pay the contingent deferred sales charge on exchange of your Class B shares of any Fund for Class B shares of any other Fund. See "Exchange Privileges." The charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

                                                   CONTINGENT DEFERRED SALES CHARGES
                                                   AS A PERCENTAGE OF DOLLAR AMOUNT
YEARS SINCE PURCHASE                                       SUBJECT TO CHANGE
--------------------                               ---------------------------------
First............................................         5.00%
Second...........................................         4.00%
Third............................................         3.00%
Fourth...........................................         3.00%
Fifth............................................         2.00%
Sixth............................................         1.00%
Seventh..........................................         None
Eighth...........................................         None

  In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B shares held longest during the six year period. This method should result in the lowest possible sales charge.

  The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

  CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B shares will automatically convert to Class A shares and will no longer be subject to the Class B distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes.

                              EXCHANGE PRIVILEGES


  As indicated under GENERAL INFORMATION--Description of HighMark Funds & Its Shares, certain Funds of HighMark Funds issue three classes of Shares (Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.



  Each Fund's Class A or Class B Shares may be exchanged for Class A or Class B Shares, respectively, of the various other Funds of HighMark Funds which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns

Class A or Class B Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Class A Shares exchanged. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Class A Shares of a Money Market Fund for which no sales load was paid for Class A Shares of a non-money market HighMark Fund. Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Money Market Fund were acquired in a previous exchange involving Class A Shares of a non-money market HighMark Fund, then such Class A Shares of the Money Market Fund may be exchanged for Class A Shares of a non-money market HighMark Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark Funds that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.


  For purposes of calculating the Class B Shares' eight year conversion period or contingent deferred sales charge payable upon redemption, the holding period of Class B Shares of the "old" Fund and the holding period for Class B Shares of the "new" Fund are aggregated.

  Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

  Certain entities (including Participating Organizations and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

  A Shareholder wishing to exchange Shares in an Equity Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.


  An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark Funds may legally be sold. HighMark Funds may materially amend or terminate the exchange privileges described herein upon sixty days' notice.


                              REDEMPTION OF SHARES

  You may redeem your Shares of the Funds without charge on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

By Mail

  A written request for redemption of Shares of the Funds must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

  If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares, (2) the redemption check is payable to the Shareholder(s) of record, and
(3) the redemption check is mailed to the Shareholder(s) at his or her address of record.

Telephone Transactions

  You may redeem your Shares of the Funds by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application.

  There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

  You may request a wire redemption for redemptions of Shares of the Funds in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.


  Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.


  If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by mail.

Systematic Withdrawal Plan ("SWP")

  The Funds offer a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 per Fund or more on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

  To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

  It is generally not in your best interest to be participating in the SWP at the same time that you are purchasing additional Shares if you have to pay a sales load in connection with such purchases. The aggregate withdrawals of Class B Shares in any year pursuant to the SWP will not be subject to the contingent deferred sale charge in an amount up to 10% of the value of the account at the time of the establishment of the SWP. Because automatic withdrawals of Class B Shares in amounts greater than 10% of the initial value of the account will be subject to the contingent deferred sales charge, it may not be in the best interest of Class B Shareholders to participate in the SWP for such amounts.

Other Information Regarding Redemptions


  Shareholders who desire to redeem Shares of HighMark Funds must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order, reduced by any applicable contingent deferred sales charge for Class B Shares. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment on redemptions in securities rather than cash.


  Payment to the Shareholders for Shares redeemed will be made within seven days after the transfer agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

  Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value, less any applicable contingent deferred sales charge, if your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before any Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

                                   DIVIDENDS


  The net income of each Fund is declared and paid monthly, with the exception of the Small Cap Value Fund which is declared and paid periodically, as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.


  Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. The amount of dividends payable on Class A Shares will be more than the dividends payable on the Class B Shares because of the higher distribution fees paid by Class B Shares.

                                     TAXES

Federal Taxation


  Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and realized net capital gains in a timely manner so that each Fund is not required to pay federal taxes on these amounts. Because all of the net investment income of the Fixed Income Funds is expected to be derived from interest, it is anticipated that no part of any distribution from the Fixed Income Funds will be eligible for the federal dividends received deduction.



  For each Fund, other than the California Intermediate Tax-free Bond Fund, distributions of ordinary income and/or an excess of net short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. With respect to the Equity Funds, the 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by a Fund if a Fund were a regular corporation, and to the extent designated by a Fund as so qualifying. A corporate Shareholder will only be eligible to claim a dividends received deduction with respect to a dividend from a Fund if the corporate Shareholder held its Shares on the ex-dividend date and for at least 45 other days during the 90-day period surrounding the ex-dividend date. Distributions by the Fund of net gains on capital assets held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction.



  The sale, exchange or redemption of Fund Shares may give rise to a gain or loss. In general, any gain realized upon the taxable disposition of Shares will be treated as 20% gains if the Shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund Shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the Shares have been held for more than 12 months, and otherwise as short-term capital loss. However, if a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain distributions on the Shares. All or a portion of any loss realized upon a taxable disposition of Fund Shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.


  Because all of the California Intermediate Tax-Free Bond Fund's net investment income is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Fund is not managed to generate any long-term capital gains and, therefore, does not foresee paying any significant "capital gains dividends" as described in the Code.

  Exempt-interest dividends from the California Intermediate Tax-Free Bond Fund are excludable from Shareholders' gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" of a facility financed through certain private activity bond or a "related person" to such user under the Code.

  Under the Code, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the California Intermediate Tax-Free Bond Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

  Under the Code, if a Shareholder sells a Share of the California Intermediate Tax-Free Bond Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares of the California Intermediate Tax-Free Bond Fund held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

  The California Intermediate Tax-Free Bond Fund may at times purchase California Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax adviser for special advice.

  Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Intermediate Tax-Free Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

  Prior to purchasing Shares of the Funds, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

  Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. No Fund expects to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

  Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

  Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

  Additional information regarding federal taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

  Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.

California Taxes

  The California Intermediate Tax-Free Bond Fund intends to qualify to pay dividends to Shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The California Intermediate Tax-Free Bond Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.

  If the California Intermediate Tax-Free Bond Fund qualifies to pay California exempt-interest dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Fund in a written notice to Shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent that they are derived from the interest received by the Fund during the year on California Tax Exempt Obligations (less related expenses). If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify Shareholders of the amount of California exempt-interest dividends each year.

  Corporations subject to California franchise tax that invest in the California Intermediate Tax-Free Bond Fund generally will not be entitled to exclude California exempt-interest dividends from income.

  Dividend distributions that do not qualify for treatment as California exempt-interest dividends will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the California Intermediate Tax-Free Bond Fund's earnings and profits.

  Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of Shares of the California Intermediate Tax-Free Bond Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

  Additional information regarding California taxes is contained in the Statement of Additional Information. However, the foregoing and the California tax information in the Statement of Additional Information is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

                              SERVICE ARRANGEMENTS

The Advisor


  Prior to September 1, 1998, Pacific Alliance, a division of Union Bank of California, N.A., served as the Funds' investment advisor. Effective September 1, 1998, Pacific Alliance was reorganized into a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California. The new entity, which is called HighMark Capital Management, Inc. (the "Advisor"), is a California corporation registered under the Investment Adviser's Act of 1940.



  HighMark Capital Management, Inc. now serves as the Funds' investment advisor. Subject to the general supervision of HighMark Funds' Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales and maintains the Funds' records relating to such purchases and sales.



  For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives a fee from the Intermediate-Term Bond Fund, the Bond Fund and the California Intermediate Tax-Free Bond Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets, from the Growth Fund, Value Momentum Fund, Income Equity Fund and Balanced Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (0.60%) of the Fund's average daily net assets, from the Emerging Growth Fund, at the annual rate of eighty one-hundredths of one percent (0.80%) of the Fund's average daily net assets, and from the Small Cap Value Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the Fund's average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for each Fund. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.



  During HighMark Funds' fiscal year ended July 31, 1998, Union Bank of California received investment advisory fees from the Income Equity Fund aggregating 0.60% of the Fund's average daily net assets, from the Value Momentum Fund aggregating 0.60% of the Fund's average daily net assets, from the Growth Fund aggregating 0.60% of the Fund's average daily net assets, from the Intermediate-Term Bond Fund aggregating 0.50% of the Fund's average daily net assets, from the Bond Fund aggregating 0.50% of the Fund's average daily net assets, from the Balanced Fund aggregating 0.60% of the Fund's average daily net assets, and from the California Intermediate Tax-Free Bond Fund aggregating 0.13% of the Fund's average daily net assets.



  UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1998, UnionBanCal Corporation and its subsidiaries had approximately $31.4 billion in consolidated assets. HighMark Capital Management, Inc., as of September 30, 1998, had approximately $16 billion of assets under management. The Advisor, with a team of approximately 43 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.


  On November 19, 1998, UnionBanCal Corporation announced plans for a secondary offering of $750 million of its common stock owned by The Bank of Tokyo-Mitsubishi, Ltd. It is anticipated that the offering will occur prior to the end of the first quarter of 1999. UnionBanCal Corporation also announced that it would seek to repurchase up to $500 million of its outstanding common stock. Using the net proceeds from the sale of up to $500 million in trust preferred securities, UnionBanCal Corporation currently anticipates repurchasing $250 million of its common stock from The Bank of Tokyo-Mitsubishi, Ltd., concurrent with the secondary offering, and up to an additional $250 million of its common stock from other foreign institutional shareholders. The Bank of Tokyo-Mitsubishi, Ltd. intends to maintain a majority ownership interest in UnionBanCal Corporation following the consummation of the transactions.



  All investment decisions for each of the Funds are made by a team of investment professionals, all of whom take an active part in the decision making process.



The Sub-Advisors



  The Advisor and Bank of Tokyo-Mitsubishi Trust Company ("BTMT") have entered into an investment subadvisory agreement relating to the Emerging Growth Fund (the "Emerging Growth Fund Investment Sub-Advisory Agreement"). Under the Emerging Growth Fund Investment Sub-Advisory Agreement, BTMT will make the day-to-day investment decisions for the assets of the Emerging Growth Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark Funds.


  Bank of Tokyo-Mitsubishi Trust Company, headquartered at 1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. BTMT was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Limited. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, subadvisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.


  BTMT serves as portfolio manager to employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of September 30, 1998, BTMT managed in excess of $400 million in individual portfolios.



  BTMT is entitled to a fee, which is calculated daily and paid monthly out of the Advisor's fee, at an annual rate of 0.50% of the average daily net assets of the Emerging Growth Fund. For the fiscal year ended July 31, 1998, BTMT received sub-advisory fees from the Advisor for the Emerging Growth Fund aggregating 0.50% of the Fund's average daily net assets.



  Stephen M. Riccio serves as portfolio manager of the Emerging Growth Fund. Mr. Riccio has been a portfolio manager with BTMT and its predecessor, Bank of Tokyo Trust Company, since December 1994. From January 1994 to December 1994, Mr. Riccio served as a research analyst for Rochdale Investment

Management. From December 1989 to January 1994, Mr. Riccio served as a research analyst for New York Life Insurance Company.



  The Advisor and Brandes Investment Partners, L.P. ("Brandes") have entered into an investment subadvisory agreement relating to the Small Cap Value Fund (the "Small Cap Value Fund Investment Sub-Advisory Agreement"). Under the Small Cap Value Fund Investment Sub-Advisory Agreement, Brandes will make the day-to-day investment decisions for the foreign securities of the Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark Funds.



  Brandes is a California limited partnership organized in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc., which (through various predecessor entities) has been providing investment advisory services since 1974. Brandes serves as portfolio manager to mutual funds, employee benefit funds and other institutional clients. As of September 30, 1998, Brandes managed approximately $20 billion in assets.



  Brandes is entitled to a fee, payable by the Advisor, calculated and paid monthly at an annual rate of 0.50% of the average of the market value of the assets of the Small Cap Value Fund allocated to Brandes.



  The Fund's assets invested in foreign securities and managed by Brandes are team-managed by an investment committee at Brandes, whose members are senior portfolio management professionals of the firm.


Administrator


  SEI Investments Mutual Funds Services (the "Administrator"), and HighMark Funds are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark Funds with certain management services, including all necessary office space, equipment, personnel, and facilities.



  The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.


  Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. A description of the services performed by Union Bank of California, N.A., pursuant to this Agreement is contained in the Statement of Additional Information.

The Transfer Agent


  State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark Funds, for which services it receives a fee.

Shareholder Service Plan


  To support the provision of Shareholder services to all classes of Shares, HighMark Funds has adopted a Shareholder Service Plan for Fiduciary Class and Class A Shares and a Shareholder Service Plan for Class B Shares. A description of the services performed by service providers pursuant to each Shareholder Service Plan is contained in the Statement of Additional Information. Under these plans, in consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.10% of average daily net assets for the Class A Shares of the Income Equity Fund, Growth Fund, Small Cap Value Fund and Balanced Fund, 0.03% for the Class A Shares of the Intermediate-Term Bond Fund, 0.01% for the Class A Shares of the Bond Fund, and 0.00% for the Class A Shares of the Value Momentum Fund, Emerging Growth Fund and California Intermediate Tax-Free Bond Fund.


Distributor


  SEI Investments Distribution Co. (the "Distributor") and HighMark Funds are parties to two distribution agreements, one for Fiduciary Class and Class A Shares, and one for Class B Shares (collectively, the "Distribution Agreements"). Each Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark Funds upon not more than 60 days written notice by either party, or upon assignment by the Distributor.


The Distribution Plans


  Pursuant to HighMark Funds' Distribution Plans, each Equity Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Class A Shares, pursuant to the Class A Distribution Plan, and seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class B Shares, pursuant to the Class B Distribution Plan. The Distributor has agreed to waive its fees to 0.00% of the average daily net assets of the Intermediate-Term Bond Fund, the Bond Fund and the California Intermediate Tax-Free Bond Fund.


  The Distributor may use the distribution fee applicable to a Fund's Class A and Class B Shares to provide distribution assistance with respect to the sale of the Fund's Class A and Class B Shares or to provide Shareholder services to the holders of the Fund's Class A and Class B Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Class A and Class B Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Class A and Class B

Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

  Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.


  The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.


Banking Laws


  HighMark Capital Management, Inc. believes that it may perform the services for the Funds contemplated by its investment advisory agreement with HighMark Funds without a violation of applicable banking laws and regulations. Union Bank of California, N.A. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California, N.A. or the Advisor could continue to perform services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


Custodian


  Union Bank of California serves as the custodian and as a shareholder servicing agent for the Funds. The Custodian holds cash securities and other assets of HighMark Funds as required by the 1940 Act.

  Services performed by Union Bank of California, as the Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

                              GENERAL INFORMATION


Description of HighMark Funds & Its Shares



  HighMark Funds was organized as a Massachusetts business trust on March 10, 1987, and consists of seventeen series of Shares open for investment representing units of beneficial interest in HighMark Funds' Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark Funds were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.


  As noted above, pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of three classes of Shares in selected Funds, Shares of such Funds have been divided into three classes, designated Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares. For information regarding the Fiduciary Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.


  HighMark Funds believes that as of November 18, 1998, there was no person who beneficially owned more than 25% of the Class A or Class B Shares of any Fund.


Performance Information


  From time to time, HighMark Funds may advertise the aggregate total return, average annual total return, yield and distribution rate with respect to the Class A and Class B Shares of each Equity Fund. Performance information is computed separately for a Fund's Class A, Class B and Fiduciary Shares in accordance with the formulas described below.


  The aggregate total return and average annual total return of the Equity Funds may be quoted for the life of each Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter (in the case of the Income Equity Fund, utilizing, when appropriate, the aggregate total return and average annual total return of the IRA Fund Income Equity Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions. Average annual total return will reflect deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure.


  The yield of a Fund is determined by annualizing the net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

  The distribution rate of a Fund is determined by dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

  Each Fund may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

  All performance information presented for a Fund is based on past performance and does not predict future performance.

  Because the Class A and Class B Shares of a Fund have different sales charge structures and differing distribution and shareholder servicing fees, the performance of each class will differ.

Miscellaneous

  Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.


  Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.



  HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

  Inquiries may be directed in writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

                      DESCRIPTION OF PERMITTED INVESTMENTS


  The following is a description of permitted investments for the HighMark Equity Funds and, in some cases, the HighMark Fixed Income Funds (see "INVESTMENT POLICIES" and "GENERAL" to identify which investments are permitted for the Fixed Income Funds).


  AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

  ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

  Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

  BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

  CERTIFICATES OF DEPOSIT--Negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

  COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.


  COMMON STOCK--Units of ownership of a public corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, common stock has more potential for appreciation.


  CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

  DERIVATIVES--Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.


  FORWARD FOREIGN CURRENCY CONTRACTS--The Small Cap Value Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.



  When the Advisor and Sub-Advisor believe that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.



  At the maturity of a forward contract, the Fund may either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligations to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.


  FUTURES AND OPTIONS ON FUTURES--Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

  Options and futures can be volatile instruments, and involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

  INVESTMENT GRADE BONDS--Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

  LOAN PARTICIPATIONS--Loan participations are interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

  MONEY MARKET INSTRUMENTS--Short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the fund may invest; (viii) money market funds and (ix) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

  MORTGAGE-BACKED SECURITIES--Securities generally issued or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

  Although payments on certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

  Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

  Collateralized mortgage obligations ("CMOs") are bonds generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

  One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

  Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

  Real Estate Mortgage Investment Conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  MUNICIPAL FORWARDS--Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

  MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  OPTIONS--Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

  In addition, certain Funds may buy options on stock indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

  There are risks associated with such investments including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

  PARTICIPATION INTERESTS--Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.

These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

  RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "Federal Taxation."

  REPURCHASE AGREEMENTS--Agreements whereby a Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

  REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a

Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


  RULE 144A SECURITIES--Rule 144A Securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark Funds has established guidelines and procedures to be utilized to determine the liquidity of such securities.



  SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.


  SECURITIES LENDING--During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

  SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

  STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

  TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is commercial paper issued by governments and political sub-divisions.

  TIME DEPOSITS--Non-negotiable receipts issued by U.S. or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.


  UNIT INVESTMENT TRUST--Investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed Portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or Preferred Stock. Units in the trust, which usually cost at least $1,000, are sold to investors by brokers, for a Load charge of about 4%. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Most brokerage firms maintain a Secondary Market in the trusts they sell, so that units can be resold if necessary.


  U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

  U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

  U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

  VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

  WARRANTS--Securities that entitle the holder to buy a proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

  YANKEE BONDS--Dollar denominated securities issued by foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

  ZERO-COUPON OBLIGATIONS--Non-income producing securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

  For federal income tax purposes, the difference between the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

  Zero-coupon obligations have greater price volatility than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                              HIGHMARK EQUITY AND


                               FIXED INCOME FUNDS


                            INVESTMENT PORTFOLIOS OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


NOT FDIC INSURED

                         HighMark Funds Prospectus

                         INVESTMENT ADVISOR
                         HighMark Capital Management, Inc.
                         475 Sansome Street
                         San Francisco, CA 94104

                         SUB-ADVISOR (Emerging Growth Fund)
                         Bank of Tokyo Mitsubishi Trust Company
                         1251 Avenue of the Americas
                         New York, NY 10116


                         SUB-ADVISOR (International portion of
                         Small Cap Value Fund only)
                         Brandes Investment Partners, L.P.
                         12750 High Bluff Drive
                         San Diego, CA 90730


                         CUSTODIAN
                         Union Bank of California, N.A.
                         475 Sansome Street
                         San Francisco, CA 94104


                         ADMINISTRATOR & DISTRIBUTOR
                         SEI Investments Mutual Funds Services
                         SEI Investments Distribution Co.
                         One Freedom Valley Drive
                         Oaks, PA 19456


                         LEGAL COUNSEL
                         Ropes & Gray
                         1301 K Street, N.W., Suite 800 East
                         Washington, D.C. 20005

                         AUDITORS
                         Deloitte & Touche LLP
                         50 Fremont Street
                         San Francisco, CA 94105-2230


For further information call
1-800-433-6884
or visit our web site at
www.highmark-funds.com

[HIGHMARK(SM) FUNDS LOGO]

                                                               84823 B (11/98)

                              CROSS REFERENCE SHEET


                               THE HIGHMARK FUNDS
                                FIDUCIARY SHARES



FORM N-1A PART A ITEM                           PROSPECTUS CAPTION

1. Cover Page                                   Cover Page

2. Synopsis                                     Fee Table

3. Condensed Financial Information              Financial Highlights; Performance Information

4. General Description of Registrant            Fund Description; Investment Objectives; Investment
                                                Policies; General Information--Description of
                                                HighMark Funds & Its Shares

5. Management of the Fund                       Service Arrangements

5A. Management's Discussion of Fund
         Performance                            Inapplicable


6. Capital Stock and Other Securities           Purchase and Redemption of Shares; Exchange
                                                Privileges; Dividends; Federal Taxation; Service
                                                Arrangements--Administrator; Distributor; The
                                                Distribution Plan; General Information--Description
                                                of HighMark Funds & Its Shares; General Information--
                                                Miscellaneous



7. Purchase of Securities Being Offered         Purchase and Redemption of Shares; Exchange
                                                Privileges; Service Arrangements-- Administrator;
                                                Distributor



8. Redemption or Repurchase                     Purchase and Redemption of Shares


9. Pending Legal Proceedings                    Inapplicable


[LOGO] HIGHMARK(SM) FUNDS



                                        - Equity Funds

                                        - Fixed Income Funds


                                          PROSPECTUS



                                                              Fiduciary Shares
                                                             November 30, 1998

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

  HighMark Funds is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark Funds':

  - Income Equity Fund         - Small Cap Value Fund
  - Value Momentum Fund        - Balanced Fund
  - Growth Fund                - Intermediate-Term Bond Fund
  - Emerging Growth Fund       - Bond Fund
  - International Equity Fund  - California Intermediate Tax-Free Bond Fund

                                FIDUCIARY SHARES


  HighMark Funds' Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark Funds' Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark Funds' Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; (iv) present and retired trustees of the Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark Funds' current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997; (v) Registered investment advisors, regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee; and (vi) Retirement and other benefit plans sponsored by governmental entities and Financial Institutions, which may purchase shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000.


  This Prospectus sets forth concisely the information about HighMark Funds and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Funds. Interested persons who wish to obtain a prospectus for other Funds and classes of HighMark Funds may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

November 30, 1998
Fiduciary Shares

                                    SUMMARY

  HIGHMARK FUNDS is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Income Equity, Value Momentum, Growth, Emerging Growth, International Equity, Small Cap Value, Intermediate-Term Bond, Bond, Balanced, and California Intermediate Tax-Free Bond Funds (each a "Fund" and together the "Funds"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility; opportunity for long-term growth of asset value is a secondary consideration. THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income. THE BALANCED FUND seeks capital appreciation and income, with a secondary investment objective of conservation of capital. THE GROWTH FUND seeks long-term capital appreciation through investments in equity securities; the production of current income is an incidental objective. THE INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies. THE SMALL CAP VALUE FUND seeks to provide long-term capital appreciation (collectively these seven Funds are sometimes referred to in this Prospectus as the "Equity Funds"). THE INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities. THE BOND FUND seeks current income through investments in long-term, fixed-income securities. THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide high current income that is exempt from federal and State of California income taxes (collectively, these three Funds are sometimes referred to in this Prospectus as "Fixed Income Funds"). (See "INVESTMENT OBJECTIVES.")

  WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? Each of the Equity Funds primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. The International Equity Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks of non-U.S. issuers. The Small Cap Value Fund primarily invests, consistent with its investment objective, in equity securities, including common and preferred stocks, convertible securities and rights and to purchase common stocks, of domestic and foreign "Small Companies." Small Companies are generally defined as issuers having market capitalization of within the range of market capitalization of issuers comprising the relevant market small capitalization index. Currently the relevant market indexes used are the S&P 600 (domestically) and the Financial Times/S&P Actuaries World Indices World Ex. U.S. Medium/Small Cap (internationally). These indexes may be changed without prior notice to shareholders. The Intermediate-Term Bond Fund primarily invests in bonds. The Bond Fund invests in long-term bonds. Bonds include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securi-ties. The Balanced Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks and may also invest in fixed income securities. The California Intermediate Tax-Free Bond Fund invests primarily in investment grade or better bonds and notes issued by the State of California, its agencies, instrumentalities and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). Each Fund may also invest in a manner consistent with its investment objective and investment policies in certain other instruments. (See "INVESTMENT POLICIES.")

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Common stocks and other equity securities in which the Funds invest are volatile and may fluctuate in value more than other types of investments. Common stocks and other equity securities of small companies in which the Small Cap Value Fund invests are more volatile and may fluctuate in value more than investments in companies with larger market capitalizations. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Values of fixed income securities in which the California Intermediate Tax-Free Bond Fund invests may be affected by other market and economic factors affecting the State of California as well. The International Equity Fund will invest in securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. In addition, the securities of the emerging growth companies in which the Emerging Growth Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. Similarly, the securities of foreign issuers, including emerging market issuers, in which the International Equity Fund and the Small Cap Value Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies in the U.S. (See "Risk Factors.")

  ARE MY INVESTMENTS INSURED? HighMark Funds' Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

  WHO IS THE ADVISOR? HighMark Capital Management, Inc. serves as the Advisor to HighMark Funds. (See "The Advisor.")

  WHO ARE THE SUB-ADVISORS? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Emerging Growth Fund. AXA Asset Management Partenaires serves as the Sub-Advisor to the International Equity Fund. Brandes Investment Partners, L.P. serves as the Sub-Advisor to the Small Cap Value Fund. (See "The Sub-Advisors.")

  WHO IS THE ADMINISTRATOR? SEI Investments Mutual Funds Services serves as the Administrator of HighMark Funds. (See "The Administrator.")

  WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark Funds' assets. (See "The Custodian.")

  WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as distributor of HighMark Funds' Shares. (See "The Distributor.")

  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the Custodian receives Federal Funds before the close of business on the next Business Day. Purchase orders for Shares will be executed at a per Share price equal to the net asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES.")

  HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends (periodic dividends with respect to the International Equity Fund and the Small Cap Value Fund) to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. ( See "DIVIDENDS.")

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary.....................................................    2
Fee Table...................................................    6
Financial Highlights........................................    8
Fund Description............................................   18
Investment Objectives.......................................   18
Investment Policies.........................................   19
  Income Equity Fund........................................   19
  Value Momentum Fund.......................................   19
  Growth Fund...............................................   19
  Emerging Growth Fund......................................   20
  International Equity Fund.................................   20
  Small Cap Value Fund......................................   21
  Intermediate-Term Bond Fund...............................   22
  Bond Fund.................................................   22
  Balanced Fund.............................................   23
  California Intermediate Tax-Free Bond Fund................   23
General.....................................................   24
  Money Market Instruments..................................   24
  Illiquid and Restricted Securities........................   24
  California Municipal Securities...........................   25
  Lending of Portfolio Securities...........................   25
  Other Investments.........................................   25
  Risk Factors..............................................   27
  Risks Associated with Convertible Securities..............   30
  Risks Associated with Securities of Small Companies.......   31
  Year 2000.................................................   31
Portfolio Turnover..........................................   31
Purchase and Redemption of Shares...........................   32
Exchange Privileges.........................................   33
Dividends...................................................   34
Taxes.......................................................   34
  Federal Taxation..........................................   34
  California Taxes..........................................   37
Service Arrangements........................................   38
  The Advisor...............................................   38
  The Sub-Advisors..........................................   39
  Administrator.............................................   41
  The Transfer Agent........................................   41
  Shareholder Service Plan..................................   41
  Distributor...............................................   42
  Banking Laws..............................................   42
  Custodian.................................................   42
General Information.........................................   43
  Description of HighMark Funds & Its Shares................   43
  Performance Information...................................   43
  Miscellaneous.............................................   44
Description of Permitted Investments........................   45

                                   FEE TABLE


                         INCOME       VALUE                   EMERGING    INTERNATIONAL    SMALL CAP    INTERMEDIATE-
                         EQUITY     MOMENTUM      GROWTH       GROWTH         EQUITY         VALUE        TERM BOND        BOND
                          FUND        FUND         FUND         FUND           FUND           FUND          FUND           FUND
                       FIDUCIARY    FIDUCIARY   FIDUCIARY    FIDUCIARY      FIDUCIARY      FIDUCIARY      FIDUCIARY     FIDUCIARY
                         SHARES      SHARES       SHARES       SHARES         SHARES         SHARES        SHARES         SHARES
                          ----        ----         ----         ----           ----           ----          ----           ----
SHAREHOLDER
  TRANSACTION
  EXPENSES(a)
  Maximum Sales Load
    Imposed on
    Purchases (as a
    percentage of
    offering
    price)...........        0%          0%           0%           0%             0%             0%            0%             0%
  Maximum Sales Load
    Imposed on
    Reinvested
    Dividends (as a
    percentage of
    offering
    price)...........        0%          0%           0%           0%             0%             0%            0%             0%
  Deferred Sales
    Load (as a
    percentage of
    original purchase
    price or
    redemption
    proceeds, as
    applicable)......        0%          0%           0%           0%             0%             0%            0%             0%
  Redemption Fees (as
    a percentage of
    amount redeemed,
    if
    applicable)(b)...        0%          0%           0%           0%             0%             0%            0%             0%
  Exchange Fee(a)....     $  0        $  0         $  0         $  0           $  0           $  0          $  0           $  0
ANNUAL OPERATING
  EXPENSES(c)(as a
  percentage of net
  assets)
  Management Fees
    (after voluntary
    reduction)(d)....     0.60%       0.60%        0.60%        0.80%          0.95%          1.00%         0.50%          0.50%
  12b-1 Fees.........        0%          0%           0%           0%             0%          0.00%            0%             0%
  Other Expenses
    (after voluntary
    reduction)(e)....     0.32%       0.22%        0.32%        0.23%          0.41%          0.58%         0.25%          0.25%
                          ----        ----         ----         ----           ----           ----          ----           ----
  Total Fund
    Operating
    Expenses (after
    voluntary
    reduction)(f)....     0.92%       0.82%        0.92%        1.03%          1.36%          1.58%         0.75%          0.75%
                          ====        ====         ====         ====           ====           ====          ====           ====

                                     CALIFORNIA
                                    INTERMEDIATE
                        BALANCED      TAX-FREE
                          FUND        BOND FUND
                       FIDUCIARY      FIDUCIARY
                         SHARES        SHARES
                          ----          ----
SHAREHOLDER
  TRANSACTION
  EXPENSES(a)
  Maximum Sales Load
    Imposed on
    Purchases (as a
    percentage of
    offering
    price)...........        0%            0%
  Maximum Sales Load
    Imposed on
    Reinvested
    Dividends (as a
    percentage of
    offering
    price)...........        0%            0%
  Deferred Sales
    Load (as a
    percentage of
    original purchase
    price or
    redemption
    proceeds, as
    applicable)......        0%            0%
  Redemption Fees (as
    a percentage of
    amount redeemed,
    if
    applicable)(b)...        0%            0%
  Exchange Fee(a)....     $  0          $  0
ANNUAL OPERATING
  EXPENSES(c)(as a
  percentage of net
  assets)
  Management Fees
    (after voluntary
    reduction)(d)....     0.60%         0.20%
  12b-1 Fees.........        0%            0%
  Other Expenses
    (after voluntary
    reduction)(e)....     0.32%         0.24%
                          ----          ----
  Total Fund
    Operating
    Expenses (after
    voluntary
    reduction)(f)....     0.92%         0.44%
                          ====          ====


---------------
Example: You would pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Income Equity Fund Fiduciary Shares......................   $ 9        $29        $51        $113
Value Momentum Fund Fiduciary Shares.....................   $ 8        $26        $46        $101
Growth Fund Fiduciary Shares.............................   $ 9        $29        $51        $113
Emerging Growth Fund Fiduciary Shares....................   $11        $33        $57        $126
International Equity Fund Fiduciary Shares...............   $14        $43        $74        $164
Small Cap Value Fund Fiduciary Shares....................   $16        $50        N/A         N/A
Intermediate-Term Bond Fund Fiduciary Shares.............   $ 8        $24        $42        $ 93
Bond Fund Fiduciary Shares...............................   $ 8        $24        $42        $ 93
Balanced Fund Fiduciary Shares...........................   $ 9        $29        $51        $113
California Intermediate Tax-Free Bond Fund Fiduciary
  Shares.................................................   $ 5        $14        $25        $ 55


  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(c) Expense information has been restated to reflect current fees for the Income Equity Fund, Growth Fund, Value Momentum Fund, Balanced Fund and California Intermediate Tax-Free Bond Fund.

(d) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.50% for the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund.


(e) Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Fiduciary Shares of the Growth, Value Momentum, Balanced and Intermediate-Term Bond Funds, 0.50% for the Fiduciary Shares of the Emerging Growth Fund, 0.68% for the Fiduciary Shares of the International Equity Fund, 0.85% for the Fiduciary Shares of the Small Cap Value Fund, and 0.51% for the Fiduciary Shares of the Bond and California Intermediate Tax-Free Bond Funds.



(f) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.09% for the Fiduciary Shares of the Income Equity, Growth, Value Momentum and Balanced Funds, 1.30% for the Fiduciary Shares of the Emerging Growth Fund, 1.63% for the Fiduciary Shares of the International Equity Fund, 1.75% for the Fiduciary Shares of the Small Cap Value Fund, 0.99% for the Fiduciary Shares of the Intermediate-Term Bond Fund, and 1.01% for the Fiduciary Shares of the Bond and California Intermediate Tax-Free Bond Funds.

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information with respect to the Fiduciary Shares for the Growth Fund, Income Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, California Intermediate Tax-Free Bond Fund, Balanced Fund, Value Momentum Fund, Emerging Growth Fund and International Equity Fund. Financial highlights for the Funds through the year ended July 31, 1998 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the 1998 Annual Report for the HighMark Funds, which is incorporated by reference into the Statement of Additional Information. Financial highlights for the Bond, Growth and Income Equity Funds prior to the fiscal year ended July 31, 1996 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission.



  Upon reorganizing as funds of HighMark Funds on April 28, 1997, Stepstone Intermediate-Term Bond Fund became HighMark Intermediate-Term Bond Fund, Stepstone California Intermediate Tax-Free Bond Fund became HighMark California Intermediate Tax-Free Bond Fund, Stepstone Balanced Fund became HighMark Balanced Fund, Stepstone Value Momentum Fund became HighMark Value Momentum Fund, Stepstone Emerging Growth Fund became HighMark Emerging Growth Fund, and Stepstone International Equity Fund became HighMark International Equity Fund. Financial highlights through January 31, 1997 represent the Institutional Class Shares (now Fiduciary Shares) of Stepstone Intermediate-Term Bond, Stepstone California Intermediate Tax-Free Bond, Stepstone Balanced, Stepstone Value Momentum, Stepstone Emerging Growth, and Stepstone International Equity Funds, and have been derived from financial statements audited by Arthur Andersen LLP, independent auditors for the Stepstone Funds.

                          INTERMEDIATE-TERM BOND FUND


                                        FOR THE
                          FOR THE      SIX MONTH
                         YEAR ENDED   PERIOD ENDED             FOR THE YEARS ENDED JANUARY 31,
                          JULY 31,      JULY 31,     ----------------------------------------------------
                            1998          1997         1997       1996       1995       1994       1993
                         ----------   ------------   --------   --------   --------   --------   --------
FIDUCIARY SHARES
Net Asset Value,
  Beginning of
  Period...............   $  10.30      $  10.16     $  10.62   $   9.67   $  10.72   $  10.57   $  10.49
                          --------      --------     --------   --------   --------   --------   --------
Investment Activities
  Net investment
    income.............      0.613         0.309        0.599      0.609      0.589      0.598      0.650
  Net realized and
    unrealized gain
    (loss) on
    investments........      0.021         0.138       (0.460)     0.951     (1.034)     0.352      0.409
                          --------      --------     --------   --------   --------   --------   --------
Distributions
  Net investment
    income.............     (0.616)       (0.310)      (0.595)    (0.609)    (0.590)    (0.595)    (0.636)
  Capital gains........         --            --           --         --     (0.015)    (0.205)    (0.343)
                          --------      --------     --------   --------   --------   --------   --------
Net Asset Value, End of
  Period...............   $  10.32      $  10.30     $  10.16   $  10.62   $   9.67   $  10.72   $  10.57
                          ========      ========     ========   ========   ========   ========   ========
Total Return...........       6.37%         4.54%        1.43%     16.58%     (4.11)%     9.22%     10.47%
  Net assets, end of
    period (000).......   $249,520      $152,676     $150,411   $132,942   $109,848   $130,308   $112,806
  Ratio of expenses to
    average net
    assets.............       0.75%         0.69%*       0.67%      0.68%      0.71%      0.69%      0.67%
  Ratio of expenses to
    average net assets
    excluding fee
    waivers............       0.99%         0.82%*       0.68%      0.68%      0.71%      0.69%      0.67%
  Ratio of net
    investment income
    to average net
    assets.............       5.86%         6.17%*       5.93%      5.97%      5.89%      5.56%      6.16%
  Ratio of net
    investment income
    to average net
    assets excluding
    fee waivers........       5.61%         6.04%*       5.92%      5.97%      5.89%      5.56%      6.16%
Portfolio turnover
  rate.................         51%           58%         106%       147%        95%        72%        88%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
* Annualized.

                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND


                                              FOR THE
                               FOR THE       SIX MONTH
                              YEAR ENDED    PERIOD ENDED       FOR THE YEARS ENDED JANUARY 31,
                               JULY 31,       JULY 31,      --------------------------------------
                                 1998           1997         1997      1996      1995      1994(1)
                              ----------    ------------    ------    ------    -------    -------
FIDUCIARY SHARES
Net Asset Value, Beginning
  of Period.................   $  10.01       $  9.76       $ 9.85    $ 8.95    $ 10.04    $ 10.00
                               --------       -------       ------    ------    -------    -------
Investment Activities
  Net investment income.....      0.457         0.206        0.430     0.518      0.460      0.117
  Net realized and
     unrealized gain (loss)
     on investments.........      0.008         0.256       (0.078)    0.873     (1.098)     0.028
                               --------       -------       ------    ------    -------    -------
Distributions
  Net investment income.....     (0.435)       (0.215)      (0.442)   (0.487)    (0.452)    (0.105)
  Capital Gains.............         --            --           --        --         --         --
                               --------       -------       ------    ------    -------    -------
Net Asset Value, End
  of Period.................   $  10.04       $ 10.01       $ 9.76    $ 9.85    $  8.95    $ 10.04
                               ========       =======       ======    ======    =======    =======
Total Return................       4.75%         4.84%        3.72%    15.83%     (6.33)%     5.01%*
  Net assets, end of period
     (000)..................   $157,062       $11,292       $7,435    $4,196    $12,793    $22,197
  Ratio of expenses to
     average net assets.....       0.42%         0.21%*       0.20%     0.24%      0.50%      0.50%*
  Ratio of expenses to
     average net assets
     excluding fee
     waivers................       1.04%         0.91%*       0.85%     0.71%      0.72%      0.73%*
  Ratio of net investment
     income to average net
     assets.................       4.46%         4.56%*       4.69%     4.97%      4.84%      4.31%*
  Ratio of net investment
     income to average net
     assets excluding fee
     waivers................       3.84%         3.85%*       4.04%     4.50%      4.62%      4.08%
Portfolio turnover rate.....         23%            5%           6%       30%        22%        19%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.
  * Annualized

(1) Commenced operations on October 15, 1993.

                                   BOND FUND



                                                   FOR THE YEARS ENDED JULY 31,
                                    -----------------------------------------------------------
                                      1998      1997      1996      1995      1994       1993
                                    --------   -------   -------   -------   -------    -------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period..........................  $  10.67   $ 10.23   $ 10.38   $ 10.11   $ 11.13    $ 11.02
                                    --------   -------   -------   -------   -------    -------
Investment Activities
  Net investment income...........     0.615     0.628     0.660     0.640     0.630      0.700
  Net realized and unrealized gain
     (loss) on investments........     0.150     0.421    (0.160)    0.270    (0.970)     0.350
                                    --------   -------   -------   -------   -------    -------
Distributions
  Net investment income...........    (0.627)   (0.609)   (0.650)   (0.640)   (0.630)    (0.700)
  Capital gains...................        --        --        --        --        --         --
                                    --------   -------   -------   -------   -------    -------
Net Asset Value, End of Period....  $  10.81   $ 10.67   $ 10.23   $ 10.38   $ 10.11    $ 11.13
                                    ========   =======   =======   =======   =======    =======
Total Return......................      7.41%    10.59%     4.81%     9.43%    (3.14)%    10.07%
  Net assets, end of period
     (000)........................  $206,125   $71,571   $60,374   $59,758   $64,185    $33,279
  Ratio of expenses to average net
     assets.......................      0.75%     0.85%     0.89%     0.92%     0.86%      0.93%
  Ratio of expenses to average net
     assets excluding fee
     waivers......................      1.02%     1.42%     1.61%     1.64%     1.37%      1.55%
  Ratio of net investment income
     to average net assets........      5.86%     6.11%     6.10%     6.35%     6.11%      6.41%
  Ratio of net investment income
     to average net assets
     excluding fee waivers........      5.60%     5.54%     5.38%     5.62%     5.60%      5.79%
Portfolio turnover rate...........        16%       14%       21%       36%       44%        59%


---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 BALANCED FUND


                                               FOR THE
                                 FOR THE      SIX MONTH
                                YEAR ENDED   PERIOD ENDED              FOR THE YEARS ENDED JANUARY 31,
                                 JULY 31,      JULY 31,     -----------------------------------------------------
                                   1998          1997         1997       1996       1995        1994       1993
                                ----------   ------------   --------   --------   --------    --------   --------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period......................   $  16.46      $  15.04     $  13.92   $  11.45   $  12.21    $  11.50   $  11.15
                                 --------      --------     --------   --------   --------    --------   --------
Investment Activities
  Net investment income.......      0.446         0.228        0.422      0.415      0.390       0.394      0.413
  Net realized and unrealized
    gain (loss) on
    investments...............      0.724         1.712        1.699      2.831     (0.756)      0.928      0.543
                                 --------      --------     --------   --------   --------    --------   --------
Distributions
  Net investment income.......     (0.458)       (0.228)      (0.409)    (0.417)    (0.391)     (0.391)    (0.408)
  Capital gains...............     (0.442)       (0.290)      (0.595)    (0.362)    (0.003)     (0.221)    (0.198)
                                 --------      --------     --------   --------   --------    --------   --------
Net Asset Value, End of
  Period......................   $  16.73      $  16.46     $  15.04   $  13.92   $  11.45    $  12.21   $  11.50
                                 ========      ========     ========   ========   ========    ========   ========
Total Return..................       7.31%        13.35%       16.30%     28.93%     (2.95)%     11.79%      8.86%
  Net assets, end of period
    (000).....................   $448,783      $400,442     $307,531   $233,878   $167,434    $152,189   $100,474
  Ratio of expenses to average
    net assets................       0.91%         0.83%*       0.79%      0.80%      0.80%       0.69%      0.69%
  Ratio of expenses to average
    net assets excluding fee
    waivers...................       1.08%         0.98%*       0.79%      0.80%      0.80%       0.79%      0.79%
  Ratio of net investment
    income to average net
    assets....................       2.67%         2.99%*       3.48%      3.20%      3.41%       3.35%      3.72%
  Ratio of net investment
    income to average net
    assets excluding fee
    waivers...................       2.50%         2.85%*       3.48%      3.20%      3.41%       3.25%      3.62%
Portfolio turnover rate.......         22%           10%          27%        26%        48%         49%        68%


---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

  *  Annualized.

                                  GROWTH FUND


                                                           FOR THE YEARS ENDED JULY 31,
                                                 -------------------------------------------------
                                                   1998       1997      1996      1995      1994
                                                 --------   --------   -------   -------   -------
FIDUCIARY SHARES
Net Asset Value, Beginning of Period...........  $  17.36   $  12.58   $ 11.87   $  9.76   $ 10.00
                                                 --------   --------   -------   -------   -------
Investment Activities
  Net investment income........................     0.017      0.057     0.120     0.150     0.050
  Net realized and unrealized gain (loss) on
     investments...............................     3.108      5.773     1.350     2.260    (0.240)
                                                 --------   --------   -------   -------   -------
Distributions
  Net investment income........................    (0.033)    (0.053)   (0.120)   (0.150)   (0.050)
  Capital gains................................    (3.532)    (0.996)   (0.640)   (0.150)       --
                                                 --------   --------   -------   -------   -------
Net Asset Value, end of period.................  $  16.92   $  17.36   $ 12.58   $ 11.87   $  9.76
                                                 ========   ========   =======   =======   =======
Total Return...................................     22.59%     48.54%    12.72%    25.23%    (1.87)%
  Net assets, end of period (000)..............  $499,060   $297,879   $41,495   $25,096   $15,254
  Ratio of expenses to average net assets......      0.91%      0.92%     0.93%     0.79%     0.77%
  Ratio of expenses to average net assets
     excluding fee waivers.....................      1.08%      1.24%     1.67%     1.92%     2.61%
  Ratio of net investment income to average net
     assets....................................      0.08%      0.39%     0.98%     1.40%     0.86%
  Ratio of net investment income to average net
     assets excluding fee waivers..............     (0.09)%     0.07%     0.23%     0.26%    (0.98)%
Portfolio turnover rate........................        67%       118%       79%       68%      123%


---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

  *  Annualized.

                              VALUE MOMENTUM FUND


                                               FOR THE
                                 FOR THE      SIX MONTH
                                YEAR ENDED   PERIOD ENDED             FOR THE YEARS ENDED JANUARY 31,
                                 JULY 31,      JULY 31,     ---------------------------------------------------
                                   1998          1997         1997       1996       1995       1994      1993
                                ----------   ------------   --------   --------   --------   --------   -------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period......................   $  25.48      $  21.57     $  18.05   $  13.40   $  11.27   $  12.76   $ 11.68
                                 --------      --------     --------   --------   --------   --------   -------
Investment Activities
  Net investment income.......      0.332         0.132        0.436      0.331      0.318      0.292     0.310
  Net realized and unrealized
    gain (loss) on
    investments...............      2.003         3.955        4.371      5.063     (0.817)     1.538     1.103
                                 --------      --------     --------   --------   --------   --------   -------
Distributions
  Net investment income.......     (0.341)       (0.176)      (0.438)    (0.337)    (0.317)    (0.290)   (0.311)
  Capital gains...............     (0.164)           --       (0.848)    (0.408)    (0.054)    (0.030)   (0.022)
                                 --------      --------     --------   --------   --------   --------   -------
Net Asset Value, End of
  Period......................   $  27.31      $  25.48     $  21.57   $  18.05   $  13.40   $  14.27   $ 12.76
                                 ========      ========     ========   ========   ========   ========   =======
Total Return..................       9.22%        19.06%       27.33%     40.88%     (3.48)%    14.56%    12.33%
  Net assets, end of period
    (000).....................   $863,627      $463,433     $317,482   $222,065   $150,138   $140,609   $92,636
  Ratio of expenses to average
    net assets................       0.81%         0.78%*       0.79%      0.80%      0.81%      0.77%     0.68%
  Ratio of expenses to average
    net assets excluding fee
    waivers...................       1.08%         0.94%*       0.79%      0.80%      0.81%      0.79%     0.78%
  Ratio of net investment
    income to average net
    assets....................       1.25%         1.65%*       2.26%      2.07%      2.36%      2.19%     2.59%
  Ratio of net investment
    income to average net
    assets excluding fee
    waivers...................       0.98%         1.49%*       2.26%      2.07%      2.36%      2.17%     2.49%
Portfolio turnover rate.......          7%            1%           9%        20%         6%         5%        3%


---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

  *  Annualized.

                               INCOME EQUITY FUND


                                                       FOR THE YEARS ENDED JULY 31,
                                      ---------------------------------------------------------------
                                        1998       1997       1996       1995       1994       1993
                                      --------   --------   --------   --------   --------   --------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period............................  $  18.21   $  14.27   $  13.00   $  11.92   $  12.13   $  11.42
                                      --------   --------   --------   --------   --------   --------
Investment Activities
  Net investment income.............     0.305      0.372      0.420      0.440      0.390      0.380
  Net realized and unrealized gain
     (loss) on investments..........     1.486      5.019      1.930      1.500      0.120      0.710
                                      --------   --------   --------   --------   --------   --------
Distributions
  Net investment income.............    (0.302)    (0.368)    (0.420)    (0.440)    (0.390)    (0.380)
  Capital gains.....................    (1.776)    (1.083)    (0.660)    (0.420)    (0.330)        --
                                      --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period......  $  17.92   $  18.21   $  14.27   $  13.00   $  11.92   $  12.13
                                      ========   ========   ========   ========   ========   ========
Total Return........................     10.79%     40.13%     18.25%     17.26%      4.23%      9.75%
  Net assets, end of period (000)...  $670,298   $352,725   $262,660   $221,325   $213,328   $104,840
  Ratio of expenses to average net
     assets.........................      0.92%      0.99%      1.03%      1.06%      1.06%      1.15%
  Ratio of expenses to average net
     assets excluding fee waivers...      1.09%      1.21%      1.27%      1.30%      1.10%      1.21%
  Ratio of net investment income to
     average net assets.............      1.63%      2.39%      2.95%      3.59%      3.29%      3.27%
  Ratio of net investment income to
     average net assets excluding
     fee waivers....................      1.45%      2.17%      2.71%      3.34%      3.24%      3.22%
Portfolio turnover rate.............        69%        46%        42%        37%        34%        30%


---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

  *  Annualized.

                              EMERGING GROWTH FUND


                                                       FOR THE
                                        FOR THE       SIX MONTH
                                       YEAR ENDED    PERIOD ENDED    FOR THE YEARS ENDED JANUARY 31,
                                        JULY 31,       JULY 31,      --------------------------------
                                          1998           1997          1997        1996      1995(1)
                                       ----------    ------------    --------    --------    --------
FIDUCIARY SHARES
Net Asset Value, Beginning of
  Period.............................   $ 14.39        $ 13.50       $ 11.94     $  9.42     $ 10.00
                                        -------        -------       -------     -------     -------
Investment Activities
  Net investment income..............     0.006          0.014         0.008       0.026       0.086
  Net realized and unrealized gain
     (loss) on investments...........     0.432          0.888         2.556       2.807      (0.535)
                                        -------        -------       -------     -------     -------
Distributions
  Net investment income..............    (0.008)        (0.012)       (0.009)     (0.033)     (0.080)
  Capital gains......................    (2.033)            --        (0.991)     (0.277)     (0.051)
                                        -------        -------       -------     -------     -------
Net Asset Value, End of Period.......   $ 12.79        $ 14.39       $ 13.50     $ 11.94     $  9.42
                                        =======        =======       =======     =======     =======
Total Return.........................      3.37%          6.70%        21.79%      30.24%      (4.48)%
  Net assets, end of period (000)....   $68,579        $66,336       $57,156     $41,770     $23,928
  Ratio of expenses to average net
     assets..........................      1.03%          1.01%*        1.04%       1.05%       1.05%
  Ratio of expenses to average net
     assets excluding fee waivers....      1.30%          1.16%*        1.04%       1.05%       1.05%
  Ratio of net investment income to
     average net assets..............      0.05%          0.26%*        0.06%       0.22%       1.01%
  Ratio of net investment income to
     average net assets excluding fee
     waivers.........................     (0.22)%         0.10%*        0.06%       0.22%       1.01%
Portfolio turnover rate..............       289%           116%          134%        131%        123%


---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

  *  Annualized.
(1)  Commenced operations on February 1, 1994.

                           INTERNATIONAL EQUITY FUND


                                                                 FOR THE
                                                  FOR THE       SIX MONTH      FOR THE YEARS ENDED
                                                 YEAR ENDED    PERIOD ENDED        JANUARY 31,
                                                  JULY 31.       JULY 31,      --------------------
                                                    1998           1997          1997      1996(1)
                                                 ----------    ------------    --------    --------
FIDUCIARY SHARES
Net Asset Value, Beginning of Period...........   $ 38.69        $ 34.52       $ 37.49     $ 33.51
                                                  -------        -------       -------     -------
Investment Activities
  Net investment income........................     0.767          0.212         0.220       0.447
  Net realized and unrealized gain (loss) on
     investments...............................    (1.178)         3.958        (0.965)      4.084
                                                  -------        -------       -------     -------
Distributions
  Net investment income........................    (0.592)            --        (0.812)     (0.446)
  Capital gains................................    (0.367)            --        (1.416)     (0.105)
                                                  -------        -------       -------     -------
Net Asset Value, End of Period.................   $ 37.32        $ 38.69       $ 34.52     $ 37.49
                                                  =======        =======       =======     =======
Total Return...................................     (0.82)%        12.08%        (2.14)%     13.56%
  Net Assets, end of period (000)..............   $91,970        $52,467       $46,373     $44,188
  Ratio of expenses to average net assets......      1.34%          1.22%*        1.18%       1.16%
  Ratio of expenses to average net assets
     excluding fee waivers.....................      1.61%          1.41%*        1.28%       1.36%
  Ratio of net investment income to average net
     assets....................................      0.71%          1.16%*        0.60%       1.31%
  Ratio of net investment income to average net
     assets excluding fee waivers..............      0.44%          0.97%*        0.50%       1.11%
Portfolio turnover rate........................        72%            18%           29%         21%


---------------
Amounts designated as "--" are either $0 or have been rounded to $0.

  *  Annualized.

(1)  Commenced operations on February 1, 1995.

                                FUND DESCRIPTION

  HighMark Funds is an open-end, diversified, registered investment company that currently offers units of beneficial interest ("Shares") in seventeen investment portfolios ("Funds"). All of the Funds are advised by HighMark Capital Management, Inc. (the "Advisor"), a subsidiary of UnionBanCal Corporation. Shareholders may purchase Shares of selected Funds through three separate classes (Class A and Class B (collectively, the "Retail Shares") and Fiduciary Shares). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark Funds' other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark Funds' Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

  For information concerning those investors who qualify to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

                             INVESTMENT OBJECTIVES

  The investment objectives of the Funds are as follows:

  The INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Income Equity Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.

  The VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income.

  The GROWTH FUND seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

  The EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.

  The INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

  The SMALL CAP VALUE FUND seeks to provide long-term capital appreciation.

  The INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities.

  The BOND FUND seeks current income through investments in long-term, fixed-income securities.

  The BALANCED FUND seeks capital appreciation and income. Conservation of capital is a secondary consideration.

  The CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide high current income that is exempt from federal and State of California income taxes.

  The investment objectives and certain of the investment limitations of the Funds may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES

Income Equity Fund

  Under normal market conditions, the Income Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Income Equity Fund's investments primarily consist of the common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.

  The Income Equity Fund generally invests in stocks with favorable, long-term fundamental characteristics when their current relative yields are at the upper end of their historical yield ranges. Frequently, these stocks are out of favor in the financial community and investors see little opportunity for price appreciation. The Fund may also invest in major U.S. corporations in a mature stage of development or operating in slower areas of the economy. While it is anticipated that a significant part of the total growth in asset value experienced by the Income Equity Fund will result from companies' improving prospects (although there can be no assurance that this will in fact occur), dividends will provide a substantial portion of the Fund's total return. When yields on stocks held by the Income Equity Fund drop to the lower end of their historical ranges, the Fund may begin to reduce its holdings. Similarly, if there is a significant fundamental change that impairs a company's ability to pay dividends, or if the yield on a stock dips below the yield of the general market, the Income Equity Fund may eliminate its holdings in these stocks.

Value Momentum Fund

  Under normal market conditions, the Value Momentum Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Value Momentum Fund will be invested primarily in securities which the Advisor believes to be undervalued relative to the market and to the security's historic valuation. Stocks are then screened for positive price or earnings momentum. Securities purchased will generally have a medium to high market capitalization. A majority of the securities in which the Value Momentum Fund invests will be dividend paying.

Growth Fund

  Under normal market conditions, the Growth Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks, of growth-oriented companies. The Growth Fund emphasizes a well-diversified portfolio of medium to large capitalization growth companies (capitalization in excess of $500 million) with a record of above average growth in earnings. The

Fund focuses on companies that the Advisor believes to have enduring quality and above average earnings growth. Among the criteria the Fund uses to screen for stock selection are earnings growth, return on capital, brand identity, recurring revenues, price and quality of management team.

Emerging Growth Fund

  Under normal market conditions, the Emerging Growth Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks of small and medium capitalization companies. Small and medium capitalization companies are those with capitalization between $50 million and $1 billion and the potential for growth or those which, in the Advisor's opinion, have potential for above-average long-term capital appreciation. An emerging growth company is one which, in the Advisor's judgment, is in the developing stages of its life cycle and has demonstrated or is expected to achieve rapid growth in earnings and/or revenues. Emerging growth companies are characterized by opportunities for rapid growth rates and/or dynamic business changes. Emerging growth companies, regardless of size, tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar opportunities. A company may or may not yet be profitable at the time the Emerging Growth Fund invests in its securities. Current income will not be a criterion of investment selection, and any such income should be considered incidental. Many of the securities in which the Fund invests will not pay dividends.

  The Emerging Growth Fund may also invest in equity securities of companies in "special equity situations," meaning companies experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. Since a special equity situation may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Emerging Growth Fund's investments are significant.

International Equity Fund

  Under normal market conditions, at least 65% of the International Equity Fund's assets will be invested in the following equity securities of non-U.S. issuers: common stocks, securities convertible into common stocks, preferred stocks, warrants and rights to purchase common stock. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers organized under the laws of at least five countries other than the United States that are included in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").(1)Countries may be over- or under-weighted in comparison to the EAFE Index based upon the Advisor's and Sub-Advisors's view of forecasted rates of returns. Regional and individual country weightings, therefore, may vary from the EAFE Index benchmark. The Advisor and

---------------

(1) "MSCI-EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor and is in no way affiliated with the International Equity Fund.

Sub-Advisor will select individual securities for the Fund on the basis of their growth opportunities or undervaluation in relation to other securities. The Fund expects its investments to emphasize companies with market capitalizations in excess of $100,000,000.

  The Fund will typically invest in equity securities listed on recognized foreign exchanges, but may also invest up to 15% of its total assets in securities traded in over-the-counter markets. Equity securities of non-U.S. issuers may also be purchased in the form of sponsored or unsponsored ADRs and sponsored or unsponsored European Depositary Receipts ("EDRs").

  The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency at a specified date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought and sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies. The Fund may also invest in options on currencies.

  The premium paid on options on securities positions will not exceed 10% of the Fund's net assets at the time such options are entered into by the Fund. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.

  The Fund's remaining assets may be invested in investment grade bonds and debentures issued by non-U.S. or U.S. companies, obligations of supranational entities, securities issued or guaranteed by foreign and U.S. governments, and foreign and U.S. commercial paper. Certain of these instruments may have floating or variable interest rate provisions. In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country whose economy and market the World Bank or the United Nations considers to be emerging or developing. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region and shares of open-end management investment companies.

Small Cap Value Fund

  Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in domestic and foreign equity securities, including common stocks, rights and warrants to purchase common stocks, ADRs, Global Depositary Receipts ("GDRs"), other depositary receipts, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Fund's investments primarily consist of the equity securities of companies with equity capitalizations within the range of market capitalization of issuers comprising the relevant market small capitalization index. Currently the relevant market indexes used are the S&P 600 (domestically) and the Financial Times/S&P Actuaries World Indices World Ex. U.S. Medium/Small Cap (internationally).

  The Advisor and Sub-Advisor will generally invest Fund assets in stocks with favorable, long-term fundamental characteristics which the Advisor or Sub-Advisor believes are undervalued in the marketplace. Frequently, these stocks are out of favor in the financial community and in which investors see little opportunity for rapid price appreciation. If there are not enough securities which meet the Advisor's or the Sub-Advisor's value-oriented investment criteria, the Fund may hold cash reserves temporarily. The Advisor or the Sub-Advisor may also temporarily reduce equity holdings and hold cash reserves for defensive purposes in response to adverse market conditions. While the Fund is not subject to any specific geographic diversification requirements, it currently intends to diversify its international investments among countries to reduce currency risks. Under normal market conditions, the Advisor expects that it will generally allocate approximately 25% of the Fund's total assets to foreign securities. The Advisor will periodically review and reallocate the Fund's assets in order to maintain such allocation. Such reallocation shall be performed in the Advisor's discretion. Equity markets around the world can fluctuate significantly, but tend not to move in lockstep. Declining prices in one region may be offset by rising prices in another. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may be made in developing countries as well. Typically the Fund will invest no more than 5% of its total assets in any one security at the time of purchase.

Intermediate-Term Bond Fund

  Under normal market conditions, at least 65% of the Intermediate-Term Bond Fund's assets will be invested in bonds. For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as "investment grade" (one of the four highest bond rating categories by a nationally recognized statistical rating organization ("NRSRO") or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as Government National Mortgage Association ("GNMA") securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security. The remainder of the Fund's assets may be invested in money market instruments.

  The dollar-weighted average portfolio maturity of the Intermediate-Term Bond Fund will be from three to ten years.

Bond Fund

  The Bond Fund invests in fixed-income securities with maturities in excess of one year, except for amounts held in money market instruments. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in bonds and may invest up to 35% of its total assets in money market instruments.

  For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as investment grade or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as GNMA securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security. The remainder of the Fund's assets may be invested in money market instruments.

  The dollar-weighted average portfolio maturity of the Bond Fund will be from five to twenty years.

Balanced Fund

  The Balanced Fund may invest in any type or class of security. Under normal market conditions, the Balanced Fund will invest between 50% and 70% of its total assets in equity securities. Senior fixed-income securities will normally constitute at least 25% of the Balanced Fund's net assets.

  Equity securities include common stocks, warrants to purchase common stocks, ADRs, preferred stocks, securities (including debt securities) convertible into or exercisable for common stocks and Standard & Poor's Depository Receipts ("SPDRs"). The Balanced Fund's fixed-income investments consist of bonds, debentures, notes, zero-coupon securities, all forms of mortgage-related securities (including collateralized mortgage obligations), and obligations issued or guaranteed by the U.S. or foreign Governments or their agencies or instrumentalities. Privately issued mortgage-backed securities must be rated in one of the top two categories by at least one NRSRO as defined below. In addition to mortgage-backed securities, the Balanced Fund may invest in other asset-backed securities including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card or other receivables.

  The Balanced Fund may invest in bonds, notes and debentures of any maturity issued by U.S. and foreign corporate and governmental issuers. The Balanced Fund will invest only in corporate fixed-income securities that are rated at the time of purchase as investment grade or, if unrated, which the Advisor deems to be attractive opportunities and of comparable quality.

  In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

  The portions of the Balanced Fund's assets invested in equity securities and fixed-income securities will vary from time to time within the stated ranges, depending upon the Advisor's assessment of business, economic and market conditions. The Advisor considers a combination of risk, capital appreciation, income, and protection of capital value.

California Intermediate Tax-Free Bond Fund

  Under normal market conditions, the Fund will invest primarily in bonds and notes issued by the State of California, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). The Fund may also invest in bonds and notes of other states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political sub-divisions which are exempt from federal income taxes, and in shares of other investment companies, specifically money market funds, which have similar investment objectives.

  Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds and notes rated investment grade by a nationally recognized rating agency or are deemed by the Advisor to be of comparable quality at the time of purchase and which pay interest that is not treated as a preference item for purposes of the federal alternative minimum tax. In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Advisor will take appropriate action with regard to the security.

  Under California law, a mutual fund must qualify as a regulated investment company and have at least 50% of its total assets invested in California Municipal Securities at the end of each quarter of its taxable year in order to be eligible to pay California residents dividends that are wholly or partially exempt from California personal income taxes. Accordingly, the Fund intends to maintain at least 65% of its assets in California Municipal Securities and may invest up to 100% of its assets in such securities.

  The Fund has no restrictions on the maturity of municipal securities in which it may invest. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund is expected to be from three to ten years. Accordingly, the Fund seeks to invest in municipal securities of such maturities which, in the judgment of the Advisor, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

                                    GENERAL

Money Market Instruments

  Under normal market conditions, money market instruments may comprise up to 35% of the total assets of each Equity Fund, other than the Balanced Fund, the Intermediate-Term Bond Fund and the Bond Fund, and up to 25% of the Balanced Fund's total assets. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than the above stated amount of its total assets in money market instruments, and the California Intermediate Tax-Free Bond Fund may invest more than 20% of its total assets in municipal obligations of other states or taxable money market instruments including repurchase agreements. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments (or taxable money market instruments for the California Intermediate Tax-Free Bond Fund).

Illiquid and Restricted Securities

  Each Fund shall limit investment in illiquid securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of the illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and

Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

California Municipal Securities

  The two principal classifications of California Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable primarily from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

  Private activity bonds (formerly known as industrial revenue bonds) are generally revenue bonds.

  Certain California Municipal Securities are municipal lease revenue obligations (or certificates of participation or "COPs"), which typically provide that the municipality has no obligation to make lease or installment payments in future years unless money is appropriated for such purpose. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated in one of the four highest rating categories used by Moody's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

  California Municipal Securities also include so-called Mello-Roos and assessment district bonds, which are usually unrated instruments issued to finance the building of roads and other public works and projects that are primarily secured by real estate taxes levied on property located in the local community. Most of these bonds do not seek agency ratings because the issues are too small, and in most cases, the purchase of these bonds is based upon the Advisor's determination that it is suitable for the Fund.

  Certain of the obligations in which the Fund may invest may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

Lending of Portfolio Securities

  In order to generate additional income, a Fund may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

Other Investments

  The Funds may enter into repurchase agreements and reverse repurchase agreements.

  The Funds may enter into forward commitments or purchase securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

  The Funds, other than the California Intermediate Tax-Free Bond fund, may also invest in money market instruments, money market funds, and cash.

  Each Fund may invest in other registered investment companies with similar investment objectives. A Fund may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment company securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark Funds, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor.

  Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investments in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

  Each Equity Fund may write covered calls on its equity securities and enter into closing transactions with respect to covered call options. The Balanced Fund may also buy and sell options, futures contracts and options on futures. An Equity Fund's assets may be invested in options, futures contracts and options on futures, SPDRs, and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of an Equity Fund's net assets at the time such options are purchased by the Fund. An Equity Fund may enter into futures and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. Each of these Funds may purchase options in stock indices to invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets. All of the common stocks in which these Funds invest (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

  The International Equity Fund and the Fixed Income Funds may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. These Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The International Equity Fund may enter into index contracts and contracts for foreign currencies. These Funds may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

  Certain of the obligations in which the Fixed Income Funds, except the California Intermediate Tax-Free Bond Fund, may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

  For further information, see "DESCRIPTION OF PERMITTED INVESTMENTS."

Risk Factors

  To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

  Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors.

  In addition to credit risk which relates to the ability of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the fixed income investments in the Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

  As described above, the Funds may invest in debt securities within the four highest rating categories assigned by a NRSRO and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, the Advisor will consider such an event in determining whether the Balanced Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

  While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by a Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment.

  During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

  Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

  From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.


  Each of the International Equity Fund, the Balanced Fund, the Small Cap Value Fund and the Fixed Income Funds, except the California Tax-Free Bond Fund, may invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. There may be certain risks connected with investing in foreign securities, including risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to Shareholders by the Fund. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fixed Income Funds and the Balanced Fund will not hold foreign currency for investment purposes. The Small Cap Value Fund will not hold foreign currency for investment or hedging purposes. The International Equity Fund, on the other hand, may hold foreign currency for both investment and hedging purposes.


  On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.

  The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999;

whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by a Fund.

  After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries--present and future--may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

  Forward foreign currency contracts do not eliminate fluctuations in the underlying prices of securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency at the same time, they tend to limit any potential gain which might result, should the value of such currency increase.

  Currency risk is one of the factors considered by the Small Cap Value Fund's Sub-Advisor in determining the portion of the Small Cap Value Fund's assets to be invested in the securities of an issuer. However, the Sub-Advisor will not employ currency hedging in the Fund. The Sub-Advisor believes that the currency component of foreign stock returns is an important part of the diversifying benefit of international investing. Foreign currencies can act as a diversifying tool within a portfolio to the extent that one currency's depreciation is offset by another's appreciation.

  Given the uncertainty of the future value of emerging growth companies and companies in special equity situations, the risk of possible decline in value of the Emerging Growth Fund's net assets are significant. Companies in which the Emerging Growth Fund invests may offer greater opportunities for capital appreciation than larger more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of emerging growth companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

  The International Equity Fund and Small Cap Value Fund may also invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

  Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

  Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many of such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund's incurring additional costs and delays in the transportation and custody of such securities.

  The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

  The financial difficulties experienced by the State of California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

Risks Associated with Convertible Securities

  Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they may be exercised but only the right to buy such securities at a particular price. The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

Risks Associated with Securities of Small Companies

  Given the uncertainty of the future value of companies the Small Cap Value Fund and the Emerging Growth Fund invest in, the risk of possible decline in value of the Funds' net assets are significant. Companies in which the Funds invest may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.

Year 2000

  HighMark Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, HighMark Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. HighMark Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to HighMark Funds. While it is likely that such assurances will be obtained, HighMark Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which HighMark Funds does business.

                               PORTFOLIO TURNOVER

  A Fund's portfolio turnover rate will not be a factor preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Funds and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the relevant Fund. See FEDERAL TAXATION.

                       PURCHASE AND REDEMPTION OF SHARES


  The Income Equity, Value Momentum, Growth, Small Cap Value and Balanced Funds are divided into three classes of Shares, Class A, Class B and Fiduciary. The Emerging Growth, Intermediate-Term Bond, Bond and California Intermediate Tax-Free Bond Funds are divided into two classes of Shares, Class A and Fiduciary, and the International Equity Fund is only offered in a single class of Shares, Fiduciary. Only the following investors qualify to purchase a Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark Funds' Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark Funds' Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; (iv) present and retired trustees of the Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark Funds' current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997; (v) Registered investment advisors, regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee; and (vi) Retirement and other benefit plans sponsored by governmental entities and Financial Institutions, which may purchase shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Funds.


  Purchases and redemptions of Shares of the Funds may be made on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment is generally $1,000 per Fund and the minimum subsequent investment is generally only $100 per Fund. For present and retired trustees of the Funds and directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. and their affiliates, the minimum initial investment is $250 per Fund and the minimum subsequent investment is $50 per Fund. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

  Purchase orders will be effective if the Distributor receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark Funds. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places. HighMark Funds reserves the right to reject a purchase order when the Distributor or Advisor determines that it is not in the best interest of HighMark Funds and/or its Shareholders to accept such order.

  Shares of the Funds are offered only to residents of states in which the Shares are eligible for purchase.

  Shareholders who desire to redeem shares of HighMark Funds must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment for redemptions in securities rather than cash.

  Neither HighMark Funds' transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark Funds and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

                              EXCHANGE PRIVILEGES

  As indicated under GENERAL INFORMATION--Description of HighMark Funds & Its Shares, certain Funds of HighMark Funds issue three classes of Shares (Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

  Each Fund's Shares may be exchanged for Shares of the class of the various other Funds of HighMark Funds which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

  Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

  Certain entities (including participating organizations and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

  A Shareholder wishing to exchange Shares in an Equity Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

  An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark Funds may legally be sold. HighMark Funds may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

                                   DIVIDENDS

  The net investment income of each of the Funds is declared and paid monthly, with the exception of the International Equity Fund and Small Cap Value Fund which are declared and paid periodically, as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

  Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

                                     TAXES

Federal Taxation

  Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and realized net capital gains in a timely manner so that each Fund is not required to pay federal taxes on these amounts. Because all of the net investment income of the Fixed Income Funds is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction.

  For each Fund, other than the California Intermediate Tax-Free Bond Fund, distributions of ordinary income and/or an excess of net short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. With respect to the Equity Funds, the 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by a Fund if a Fund were a regular corporation, and to the extent designated by a Fund as so qualifying. A corporate Shareholder will only be eligible to claim a dividends received deduction with respect to a dividend from a Fund if the corporate Shareholder held its Shares on the ex-dividend date and for at least 45 other days during the 90-day period surrounding the ex-dividend date. Distributions by the Fund of net gains on capital assets held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction.

  The sale, exchange or redemption of Fund Shares may give rise to a gain or loss. In general, any gain realized upon the taxable disposition of Shares will be treated as 20% gains if the Shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund Shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the Shares have been held for more than 12 months, and otherwise as short-term capital loss. However, if a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain distributions on the Shares. All or a portion of any loss realized upon a taxable disposition of Fund Shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

  Because all of the California Intermediate Tax-Free Bond Fund's net investment income is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Fund is not managed to generate any long-term capital gains and, therefore, does not foresee paying any significant "capital gains dividends" as described in the Code.

  Exempt-interest dividends from the California Intermediate Tax-Free Bond Fund are excludable from Shareholders' gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

  Under the Code, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the California Intermediate Tax-Free Bond Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

  Under the Code, if a Shareholder sells a Share of the California Intermediate Tax-Free Bond Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares of the California Intermediate Tax-Free Bond Fund held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

  The California Intermediate Tax-Free Bond Fund may at times purchase California Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Intermediate Tax-Free Bond Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

  Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Intermediate Tax-Free Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

  Prior to purchasing Shares of the Funds, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

  Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it in respect of foreign securities the Fund has held for at least the minimum period specified in the Code as paid by its Shareholders. In this case, Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to deduct their Share of such taxes. Alternatively, such Shareholders who hold Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign fax credit for their share of these taxes. The Funds, other than the International Equity Fund, do not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such foreign taxes.

  Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

  Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

  Additional information regarding federal taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

  Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.

California Taxes

  The California Intermediate Tax-Free Bond Fund intends to qualify to pay dividends to Shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The California Intermediate Tax-Free Bond Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.

  If the California Intermediate Tax-Free Bond Fund qualifies to pay California exempt-interest dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Fund in a written notice to Shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent that they are derived from the interest received by the Fund during the year on California Tax Exempt Obligations (less related expenses). If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify Shareholders of the amount of California exempt-interest dividends each year.

  Corporations subject to California franchise tax that invest in the California Intermediate Tax-Free Bond Fund generally will not be entitled to exclude California exempt-interest dividends from income.

  Dividend distributions that do not qualify for treatment as California exempt-interest dividends will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the California Intermediate Tax-Free Bond Fund's earnings and profits.

  Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of Shares of the California Intermediate Tax-Free Bond Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

  Additional information regarding California taxes is contained in the Statement of Additional Information. However, the foregoing and the California tax information in the Statement of Additional Information is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

                              SERVICE ARRANGEMENTS

The Advisor

  Prior to September 1, 1998, Pacific Alliance, a division of Union Bank of California, N.A. served as the Funds' investment advisor. Effective September 1, 1998, Pacific Alliance was reorganized into a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California. The new entity, which is called HighMark Capital Management, Inc. (the "Advisor"), is a California corporation registered under the Investment Adviser's Act of 1940.


  HighMark Capital Management, Inc. now serves as the Funds' investment advisor. Subject to the general supervision of HighMark Funds' Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales and maintains the Funds' records relating to such purchases and sales.


  For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives a fee from the Fixed Income Funds and the California Intermediate Tax-Free Bond Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets, from the Growth Fund, Value Momentum Fund, Income Equity Fund and Balanced Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (0.60%) of the Fund's average daily net assets, from the Emerging Growth Fund, computed daily and paid monthly, at the annual rate of eighty one-hundredths of one percent (0.80%) of the Fund's average daily net assets, from the International Equity Fund, computed daily and paid monthly, at the annual rate of ninety-five one-hundredths of one percent (0.95%) of the Fund's average daily net assets, and from the Small Cap Value Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the Fund's average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the

Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.


  During HighMark Funds' fiscal year ended July 31, 1998, Union Bank of California received investment advisory fees from the Income Equity Fund aggregating 0.60% of the Fund's average daily net assets, from the Value Momentum Fund aggregating 0.60% of the Fund's average daily net assets, from the Growth Fund aggregating 0.60% of the Fund's average daily net assets, from the Emerging Growth Fund aggregating 0.80% of the Fund's average daily net assets, from the International Equity Fund aggregating 0.95% of the Fund's average daily net assets, from the Intermediate-Term Bond Fund aggregating 0.50% of the Fund's average daily net assets, from the Bond Fund aggregating 0.50% of the Fund's average daily net assets, from the Balanced Fund aggregating 0.60% of the Fund's average daily net assets, and from the California Intermediate Tax-Free Bond Fund aggregating 0.13% of the Fund's average daily net assets.


  UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1998, UnionBanCal Corporation and its subsidiaries had approximately $31.4 billion in consolidated assets. HighMark Capital Management, Inc., as of September 30, 1998, had approximately $16 billion of assets under management. The Advisor, with a team of approximately 43 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.


  On November 19, 1998, UnionBanCal Corporation announced plans for a secondary offering of $750 million of its common stock owned by The Bank of Tokyo-Mitsubishi, Ltd. It is anticipated that the offering will occur prior to the end of the first quarter of 1999. UnionBanCal Corporation also announced that it would seek to repurchase up to $500 million of its outstanding common stock. Using the net proceeds from the sale of up to $500 million in trust preferred securities, UnionBanCal Corporation currently anticipates repurchasing $250 million of its common stock from The Bank of Tokyo-Mitsubishi, Ltd., concurrent with the secondary offering, and up to an additional $250 million of its common stock from other foreign institutional shareholders. The Bank of Tokyo-Mitsubishi, Ltd. intends to maintain a majority ownership interest in UnionBanCal Corporation following the consummation of the transactions.


  All investment decisions for each of the Funds are made by a team of investment professionals, all of whom take an active part in the decision making process.

The Sub-Advisors

  The Advisor and Bank of Tokyo-Mitsubishi Trust Company ("BTMT") have entered into an investment subadvisory agreement relating to the Emerging Growth Fund (the "Emerging Growth Fund Investment Sub-Advisory Agreement"). Under the Emerging Growth Fund Investment Sub-Advisory Agreement, BTMT will make the day-to-day investment decisions for the assets of the Emerging Growth Fund subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark Funds.

  Bank of Tokyo-Mitsubishi Trust Company, headquartered at 1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. BTMT was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of

The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Limited. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, subadvisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.


  BTMT serves as portfolio manager to employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of September 30, 1998, BTMT managed in excess of $400 million in individual portfolios.


  BTMT is entitled to a fee, which is calculated daily and paid monthly out of the Advisor's fee, at an annual rate of 0.50% of the average daily net assets of the Emerging Growth Fund. For the fiscal year ended July 31, 1998, BTMT received sub-advisory fees from the Advisor for the Emerging Growth Fund aggregating 0.50% of the Fund's average daily net assets.

  Stephen M. Riccio became portfolio manager of the Emerging Growth Fund in June 1998. Mr. Riccio has been a portfolio manager with BTMT and its predecessor, Bank of Tokyo Trust Company, since December 1994. From January 1994 to December 1994, Mr. Riccio served as a research analyst for Rochdale Investment Management. From December 1989 to January 1994, Mr. Riccio served as a research analyst for New York Life Insurance Company.

  The Advisor and AXA Asset Management Partenaires ("AXA"), have entered into an investment sub-advisory agreement relating to the International Equity Fund (the "International Equity Fund Investment Sub-Advisory Agreement"). Under the International Equity Fund Investment Sub-Advisory Agreement, AXA makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark Funds. Prior to January 1, 1998, Tokyo-Mitsubishi Asset Management (U.K.), Ltd., ("TMAM"), served as the Fund's Sub-Advisor.

  AXA, 46 Avenue de la Grande Armee, Paris, France 75017, operates as a subsidiary of the AXA Group. Established in 1994, AXA provides active global investment services for U.S. mutual funds and foreign mutual funds. As of June 30, 1998, AXA managed assets in excess of $600 billion.

  AXA is entitled to a fee, which is calculated daily and paid monthly out of the Advisor's fee, at an annual rate of 0.50% of the average daily net assets of the International Equity Fund. For the period from January 1, 1998 to January 31, 1998, AXA received sub-advisory fees from the Advisor for the Fund aggregating 0.30% of the Fund's average daily net assets. For the period from February 1, 1998 to July 31, 1998, AXA received sub-advisory fees from the Advisor aggregating 0.50% of the Fund's average daily net assets. For the period from August 1, 1997 to December 31, 1997, TMAM received sub-advisory fees from the Advisor aggregating 0.30% of the Fund's average daily net assets.

  Robert de Guigne serves as portfolio manager of the Fund. Mr. de Guigne has been a portfolio manager with AXA and the AXA Group since 1996. From 1991 to 1996, Mr. de Guigne was an equity and fixed income manager with State Street Bank.

  The Advisor and Brandes Investment Partners, L.P. ("Brandes") have entered into an investment subadvisory agreement relating to the Small Cap Value Fund (the "Small Cap Value Fund Investment Sub-

Advisory Agreement"). Under the Small Cap Value Fund Investment Sub-Advisory Agreement, Brandes will make the day-to-day investment decisions for the foreign securities of the Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark Funds.


  Brandes is a California limited partnership organized in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc., which (through various predecessor entities) has been providing investment advisory services since 1974. Brandes serves as portfolio manager to mutual funds, employee benefit funds and other institutional clients. As of September 30, 1998, Brandes managed approximately $20 billion in assets.


  Brandes is entitled to a fee, payable by the Advisor, calculated and paid monthly at an annual rate of 0.50% of the average of the market value of the assets of the Small Cap Value Fund allocated to Brandes.


  The Fund's assets invested in foreign securities and managed by Brandes are team-managed by an investment committee at Brandes, whose members are senior portfolio management professionals of the firm.


Administrator

  SEI Investments Mutual Funds Services (the "Administrator") and HighMark Funds are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark Funds with certain management services, including all necessary office space, equipment, personnel, and facilities.

  The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.

  Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

The Transfer Agent

  State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark Funds for which services it receives a fee.

Shareholder Service Plan

  To support the provision of Shareholder services to all classes of Shares, HighMark Funds has adopted a Shareholder Service Plan for Fiduciary Shares and Class A Shares and a Shareholder Service Plan for Class B Shares. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.01% of average daily net assets for the Fiduciary Shares of the Bond Fund, 0.03% of the daily net assets for the Fiduciary Shares of the Intermediate-Term Bond Fund, 0.10% of the average daily net assets of the Balanced Fund, Income Equity Fund, Small Cap Value Fund, and Growth Fund, and 0.00% of the average daily net assets for the Fiduciary Shares of each of the other Funds.

Distributor

  SEI Investments Distribution Co. (the "Distributor") and HighMark Funds are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark Funds upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark Funds' Distribution Plan or a distribution fee.

Banking Laws


  HighMark Capital Management, Inc. believes that it may perform the services for the Funds contemplated by its investment advisory agreement with HighMark Funds without a violation of applicable banking laws and regulations. Union Bank of California, N.A. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California, N.A. or the Advisor could continue to perform services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


Custodian

  Union Bank of California serves as the custodian and as a shareholder servicing agent for the Funds. The Custodian holds cash securities and other assets of HighMark Funds as required by the 1940 Act.

  Services performed by Union Bank of California, as the Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

                              GENERAL INFORMATION

Description of HighMark Funds & Its Shares

  HighMark Funds was organized as a Massachusetts business trust on March 10, 1987, and consists of seventeen series of Shares open for investment representing units of beneficial interest in HighMark Funds' Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark Funds were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

  As noted above, pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of three classes of Shares in selected Funds, Shares of such Funds have been divided into three classes, designated Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares. For information regarding the Retail Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.


  As of November 18, 1998, HighMark Funds believes that Union Bank of California, N.A. (350 California Street, San Francisco, CA 94104) was the Shareholder of record of 35.28% of the Fiduciary Shares of the Growth Fund, 99.02% of the Fiduciary Shares of the Small Cap Value Fund and 57.14% of the Fiduciary Shares of the International Equity Fund.


Performance Information

  From time to time, HighMark Funds may advertise the aggregate total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of each Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

  The aggregate total return and average annual total return of the Funds may be quoted for the life of each Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter (in the case of the Income Equity Fund, utilizing, when appropriate, the aggregate total return and average annual total return of the IRA Fund Income Equity Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

  The yield of a Fund is determined by annualizing the net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

  The distribution rate of a Fund is determined by dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

  Each Fund may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

  All performance information presented for a Fund is based on past performance and does not predict future performance.

Miscellaneous

  Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.

  Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

  HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

  Inquiries may be directed in writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

                      DESCRIPTION OF PERMITTED INVESTMENTS

  The following is a description of permitted investments for the HighMark Equity Funds and, in some cases, the HighMark Fixed Income Funds (see "INVESTMENT POLICIES" and "GENERAL" to identify which investments are permitted for the Fixed Income Funds):

  AMERICAN DEPOSITARY RECEIPTS (ADRs) and EUROPEAN DEPOSITARY RECEIPTS
(EDRs)--Receipts, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

  ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

  Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Equity Funds may invest in other asset-backed securities that may be developed in the future.

  BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

  CERTIFICATES OF DEPOSIT--Negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

  COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

  COMMON STOCK--Units of ownership of a public corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, common stock has more potential for appreciation.

  CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

  DERIVATIVES--Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

  FORWARD FOREIGN CURRENCY CONTRACTS--The International Equity Fund and Small Cap Value Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which a Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchanges rates will be incorporated into a Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

  When the Advisor and Sub-Advisor believe that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

  At the maturity of a forward contract, a Fund may either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligations to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

  FUTURES AND OPTIONS ON FUTURES--Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

  Options and futures can be volatile instruments, and involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

  INVESTMENT GRADE BONDS--Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

  LOAN PARTICIPATIONS--Loan participations are interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

  LOWER-RATED, HIGHER-YIELDING, HIGH-RISK DEBT SECURITIES--High-yield, high-risk securities consist of securities rated Ba or lower by Moody's or BB or lower by S&P. Lower-rated debt securities are considered speculative and involve greater risk of loss than investment grade debt securities, and are more sensitive to changes in the issuer's capacity to pay. For a description of the debt securities ratings, see the "Appendix."

  MONEY MARKET INSTRUMENTS--Short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

  Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

  MORTGAGE-BACKED SECURITIES--Securities generally issued or guaranteed by U.S. government agencies such as GNMA, the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

  Although payments on certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

  Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

  Collateralized mortgage obligations ("CMOs") are bonds generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

  One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

  Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations.

Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment.

  During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

  Real Estate Mortgage Investment Conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  MUNICIPAL FORWARDS--Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

  MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  OBLIGATIONS OF SUPRANATIONAL ENTITIES--Obligations of supranational entities are established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

  OPTIONS--Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

  In addition, certain Funds may buy options on stock indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

  There are risks associated with such investments including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

  OPTIONS ON CURRENCIES--The International Equity Fund may purchase options and write covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by a Fund will be "covered" which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high grade debt securities in an amount of equal to the amount the Fund would be required to pay upon exercise of the put.

  PARTICIPATION INTERESTS--Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

  RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

  REPURCHASE AGREEMENTS--Agreements whereby a Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

  REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  RULE 144A SECURITIES--Rule 144A Securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark Funds has established guidelines and procedures to be utilized to determine the liquidity of such securities.

  SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

  SECURITIES LENDING--During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

  SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

  STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

  TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is commercial paper issued by governments and political sub-divisions.

  TIME DEPOSITS--Non-negotiable receipts issued by U.S. or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

  UNIT INVESTMENT TRUST--Investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed Portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Units in the trust, which usually cost at least $1,000, are sold to investors by brokers, for a Load charge of about 4%. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Most brokerage firms maintain a Secondary Market in the trusts they sell, so that units can be resold if necessary.

  U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the

U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

  U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

  U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

  VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

  WARRANTS--Securities that entitle the holder to buy a proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

  YANKEE BONDS--Dollar denominated securities issued by foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

  ZERO-COUPON OBLIGATIONS--Non-income producing securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

  For federal income tax purposes, the difference between the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's

"adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

  Zero-coupon obligations have greater price volatility than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                              HIGHMARK EQUITY AND
                               FIXED INCOME FUNDS

                            INVESTMENT PORTFOLIOS OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


NOT FDIC INSURED

                         HighMark Funds Prospectus

                         INVESTMENT ADVISOR
                         HighMark Capital Management, Inc.
                         475 Sansome Street
                         San Francisco, CA 94104

                         SUB-ADVISOR (Emerging Growth Fund)
                         Bank of Tokyo Mitsubishi Trust Company
                         1251 Avenue of the Americas
                         New York, NY 10116

                         SUB-ADVISOR (International Equity Fund)
                         AXA Asset Management Partenaires
                         46, Avenue de la Grande Armee
                         Paris, 75017, France

                         SUB-ADVISOR (International portion of
                         Small Cap Value Fund only)
                         Brandes Investment Partners, L.P.
                         12750 High Bluff Drive
                         San Diego, CA 90730

                         CUSTODIAN
                         Union Bank of California, N.A.
                         475 Sansome Street
                         San Francisco, CA 94104

                         ADMINISTRATOR & DISTRIBUTOR
                         SEI Investments Mutual Funds Services
                         SEI Investments Distribution Co.
                         One Freedom Valley Drive
                         Oaks, PA 19456

                         LEGAL COUNSEL
                         Ropes & Gray
                         1301 K. Street, N.W., Suite 800 East
                         Washington, D.C. 20005

                         AUDITORS
                         Deloitte & Touche LLP
                         50 Fremont Street
                         San Francisco, CA 94105-2230


For further information call
1-800-433-6884
or visit our web site at
www.highmark-funds.com

[HIGHMARK(SM) FUNDS LOGO]

84823-A (11/98)

                              CROSS REFERENCE SHEET

                                 HIGHMARK FUNDS



FORM N-1A PART A ITEM                          PROSPECTUS CAPTION
---------------------                          ------------------
1. Cover Page                                  Cover Page


2. Synopsis                                    Fee Table


3. Condensed Financial Information             Financial Highlights; Performance
                                               Information


4. General Description of Registrant           Fund Description; Investment Objectives;
                                               Investment Policies; General Information--
                                               Description of HighMark Funds & Its Shares


5. Management of the Fund                      Service Arrangements


5A. Management's Discussion of Fund
         Performance                           Inapplicable


6. Capital Stock and Other Securities          Purchase and Redemption of Shares;
                                               Exchange Privileges; Dividends; Federal
                                               Taxation; Service Arrangements--
                                               Administrator; Distributor; General
                                               Information--Description of HighMark
                                               Funds & Its Shares; General Information--
                                               Miscellaneous


7. Purchase of Securities Being Offered        Purchase and Redemption of Shares;
                                               Exchange Privileges; Service Arrangements--
                                               Administrator; Distributor


8. Redemption or Repurchase                    Purchase and Redemption of Shares


9. Pending Legal Proceedings                   Inapplicable

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

HighMark Funds is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark Funds':

                  -       Blue Chip Growth Fund
                  -       Convertible Securities Fund
                  -       Government Securities Fund


                                FIDUCIARY SHARES


HighMark Funds' Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark Funds' Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark Funds' Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; (iv) present and retired trustees of the Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark Funds' current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997; (v) Registered investment advisors, regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee; and (vi) Retirement and other benefit plans sponsored by governmental entities and Financial Institutions, which may purchase shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000. The Blue Chip Growth Fund, Convertible Securities Fund and Government Securities Fund are closed to new investors.


This Prospectus sets forth concisely the information about HighMark Funds and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Funds. Interested persons who wish to obtain a prospectus for other Funds and classes of HighMark Funds may contact the Distributor at the above address and telephone number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     HIGHMARK FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

November 30, 1998
Fiduciary Shares

                                     SUMMARY

HIGHMARK FUNDS is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Blue Chip Growth, Convertible Securities, and Government Securities Funds (each a "Fund" and together the "Funds"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE BLUE CHIP GROWTH FUND seeks long-term capital growth by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies. THE CONVERTIBLE SECURITIES FUND seeks a high level of current income and capital appreciation by investing in convertible securities. THE GOVERNMENT SECURITIES FUND seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (collectively, these two Funds are sometimes referred to in this Prospectus as "Fixed Income Funds"). (See "INVESTMENT OBJECTIVES.")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? The Blue Chip Growth Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. The Convertible Securities Fund invests primarily in convertible securities, including bonds, debentures, notes and preferred stocks convertible into common stock. The Government Securities Fund invests primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies. Bonds include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities. (See "INVESTMENT POLICIES.")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Common stocks and other equity securities that the Funds invest in are volatile and may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. The Convertible Securities Fund may invest up to 35% of its assets in convertible bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") and as low as Caa by Moody's or CCC by S&P, which are lower-quality, higher-yielding, high-risk debt securities. (See "Risk Factors.")

ARE MY INVESTMENTS INSURED? HighMark Funds' Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? HighMark Capital Management, Inc. serves as the Advisor to HighMark Funds. (See "The Advisor.")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub- Advisor to the Convertible Securities Fund.

WHO IS THE ADMINISTRATOR? SEI Investments Mutual Funds Services serves as the Administrator of HighMark Funds. (See "The Administrator.")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark Funds' assets. (See "The Custodian.")

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as distributor of HighMark Funds' Shares. (See "The Distributor.")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the Custodian receives Federal Funds before the close of business on the next Business Day. Purchase orders for Shares will be executed at a per Share price equal to the net asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES.") The Funds are closed to new investors. (See "GENERAL INFORMATION Future of the Funds")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. ( See "DIVIDENDS.")

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SUMMARY

FEE TABLE

FINANCIAL HIGHLIGHTS

FUND DESCRIPTION

INVESTMENT OBJECTIVES

INVESTMENT POLICIES
     Blue Chip Growth Fund
     Convertible Securities Fund
     Government Securities Fund

GENERAL
     Money Market Instruments
     Illiquid and Restricted Securities
     Lending of Portfolio Securities
     Other Investments
     Risk Factors
     Risks Associated with Convertible Securities
     Year 2000

PORTFOLIO TURNOVER

PURCHASE AND REDEMPTION OF SHARES

EXCHANGE PRIVILEGES

DIVIDENDS

TAXES
     Federal Taxation

SERVICE ARRANGEMENTS
     The Advisor
     The Sub-Advisor
     Administrator
     The Transfer Agent

     Shareholder Service Plan
     Distributor
     Banking Laws
     Custodian

GENERAL INFORMATION
     Description of HighMark Funds & Its Shares
     Future of the Funds
     Performance Information
     Miscellaneous

DESCRIPTION OF PERMITTED INVESTMENTS

                                    FEE TABLE


                                                    Blue Chip         Convertible     Government
                                                    Growth            Securities      Securities
                                                    Fund              Fund            Fund
                                                    ---------         -----------     ----------
                                                    Fiduciary         Fiduciary       Fiduciary
                                                    Shares            Shares          Shares
SHAREHOLDER TRANSACTION EXPENSES(a)
  Maximum Sales Load Imposed on                        0%               0%                0%
    Purchases (as a percentage of
      offering price)
  Maximum Sales Load Imposed on                        0%               0%                0%
    Reinvested Dividends (as a
      percentage of offering price)
  Deferred Sales Load (as a                            0%               0%                0%
    percentage of original purchase
    price or redemption proceeds, as
    applicable)
  Redemption Fees (as a percentage                     0%               0%                0%
    of amount redeemed, if
    applicable)(b)
  Exchange Fee(a)                                    $  0             $  0              $  0
ANNUAL OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees
      (after voluntary reduction)                    0.60%            0.60%             0.50%
    12b-1 Fees                                          0%               0%                0%
    Other Expenses (after voluntary
      reduction)(c)                                  0.22%            0.25%             0.25%
    Total Fund Operating Expenses (after
      voluntary reduction)(d)                        0.82%            0.85%             0.75%
                                                     =====            =====             =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                  ------     -------     -------     --------
Blue Chip Growth Fund
  Fiduciary Shares                  $8         $26         $46         $101
Convertible Securities Fund
  Fiduciary Shares                  $9         $27         $47         $105
Government Securities Fund
  Fiduciary Shares                  $8         $24         $42         $ 93


         The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See Redemption of Shares below.)

(c) Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Fiduciary Shares of the Blue Chip Growth Fund, and 0.52% for the Fiduciary Shares of the Convertible Securities Fund and the Government Securities Fund.

(d)      Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be:
         1.09% for the Fiduciary Shares of the Blue Chip Growth Fund, 1.12% for the Fiduciary Shares of the Convertible Securities Fund and 1.02% for the Fiduciary Shares of the Government Securities Fund.

                              FINANCIAL HIGHLIGHTS


     The tables below set forth certain financial information with respect to the Fiduciary Shares of the Convertible Securities Fund, Government Securities Fund and Blue Chip Growth Fund. Financial highlights for the Funds through the year ended July 31, 1998 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the 1998 Annual Report for the HighMark Funds, which is incorporated by reference into the Statement of Additional Information.

     Upon reorganizing as funds of HighMark Funds on April 28, 1997, Stepstone Convertible Securities Fund became HighMark Convertible Securities Fund, Stepstone Government Securities Fund became HighMark Government Securities Fund, and Stepstone Blue Chip Growth Fund became HighMark Blue Chip Growth Fund. Financial highlights through January 31, 1997 represent the Institutional Class Shares (now Fiduciary Shares) of Stepstone Convertible Securities, Stepstone Government Securities, and Stepstone Blue Chip Growth Funds, and have been derived from financial statements audited by Arthur Andersen LLP, independent auditors for the Stepstone Funds.

                              BLUE CHIP GROWTH FUND



                                               For the Year    For the Six
                                                  Ended        Month Period              For the Years Ended January 31,
                                                 July 31,      Ended July 31,            -------------------------------
                                                   1998            1997             1997              1996              1995(1)
                                               ------------    ------------     ------------      ------------      ------------
FIDUCIARY SHARES
Net Asset Value, Beginning of Period           $      17.32    $      14.50     $      12.63      $       9.53      $      10.00
                                               ------------    ------------     ------------      ------------      ------------
Investment Activities
   Net investment income                              0.073           0.081            0.160             0.174             0.167
   Net realized and unrealized gain
     (loss) on investments                            1.143           2.818            2.449             3.311            (0.479)
                                               ------------    ------------     ------------      ------------      ------------
Distributions
   Net investment income                             (0.075)         (0.078)          (0.162)           (0.180)           (0.158)
   Capital Gains                                     (2.425)             --           (0.574)           (0.203)               --
                                               ------------    ------------     ------------      ------------      ------------
Net Asset Value, End of Period                 $      16.04    $      17.32     $      14.50      $      12.63      $       9.53
                                               ============    ============     ============      ============      ============
Total Return                                           8.67%          20.08%           21.11%            36.95%            (3.10)%
   Net assets, end of period (000)             $    127,295    $     96,883     $     80,682      $     63,410      $     39,319
   Ratio of expenses to average net assets             0.82%           0.80%*           0.84%             0.83%             0.85%
   Ratio of expenses to average net assets
     excluding fee waivers                             1.09%           0.95%*           0.84%             0.83%             0.85%
   Ratio of net investment income to
     average net assets                                0.46%           1.09%*           1.21%             1.54%             1.84%
   Ratio of net investment income to
     average net assets excluding fee
     waivers                                           0.19%           0.94%*           1.21%             1.54%             1.84%
Portfolio turnover rate                                 168%             54%              80%               69%               89%


---------
Amounts designated as "--" are either $0 or have been rounded to $0.

*      Annualized.

(1)    Commenced operations on February 1, 1994.

                              FINANCIAL HIGHLIGHTS

                           CONVERTIBLE SECURITIES FUND


                                               For the Year    For the Six
                                                  Ended        Month Period              For the Years Ended January 31,
                                                 July 31,      Ended July 31,            -------------------------------
                                                   1998            1997              1997             1996              1995(1)
                                               ------------    ------------      ------------     ------------      ------------
FIDUCIARY SHARES
Net Asset Value, Beginning of Period           $      12.41    $      11.58      $      10.43     $       9.08      $      10.00
                                               ------------    ------------      ------------     ------------      ------------
Investment Activities
   Net investment income                              0.382           0.183             0.376            0.407             0.354
   Net realized and unrealized gain
     (loss) on investments                           (0.065)          0.833             1.423            1.350            (0.930)
                                               ------------    ------------      ------------     ------------      ------------
Distributions
   Net investment income                             (0.369)         (0.186)           (0.378)          (0.404)           (0.343)
   Capital Gains                                     (0.822)             --            (0.270)              --                --
                                               ------------    ------------      ------------     ------------      ------------
Net Asset Value, End of Period                 $      11.54    $      12.41      $      11.58     $      10.43      $       9.08
                                               ============    ============      ============     ============      ============
Total Return                                           3.02%           8.92%            17.72%           19.67%            (5.83)%
   Net assets, end of period (000)             $     33,008    $     25,338      $     21,129     $     16,668      $     10,297
   Ratio of expenses to average net assets             0.85%           0.85%*            0.85%            0.85%             0.85%
   Ratio of expenses to average net assets
     excluding fee waivers                             1.12%           1.00%*            0.85%            0.85%             0.85%
   Ratio of net investment income to
     average net assets                                3.28%           3.25%*            3.47%            4.14%             3.87%
   Ratio of net investment income to
     average net assets excluding fee
     waivers                                           3.01%           3.10%*            3.47%            4.14%             3.87%
Portfolio turnover rate                                  50%             33%               89%              46%               36%


---------
Amounts designated as "--" are either $0 or have been rounded to $0.

*      Annualized.

(1)    Commenced operations on February 1, 1994.

                              FINANCIAL HIGHLIGHTS

                           GOVERNMENT SECURITIES FUND


                                               For the Year     For the Six
                                                  Ended         Month Period              For the Years Ended January 31,
                                                 July 31,       Ended July 31,            -------------------------------
                                                   1998             1997              1997             1996              1995(1)
                                               ------------     ------------      ------------     ------------      ------------
Net Asset Value, Beginning of Period           $       9.64     $       9.44      $       9.94     $       9.07      $      10.00
                                               ------------     ------------      ------------     ------------      ------------
Investment Activities
   Net investment income                              0.523            0.268             0.524            0.556             0.491
   Net realized and unrealized gain
     (loss) on investments                            0.142            0.203            (0.505)           0.870            (0.950)
                                               ------------     ------------      ------------     ------------      ------------
Distributions
   Net investment income                             (0.533)          (0.269)           (0.520)          (0.556)           (0.475)
   Capital Gains                                         --               --                --               --                --
                                               ------------     ------------      ------------     ------------      ------------
Net Asset Value, End of Period                 $       9.77     $       9.64      $       9.44     $       9.94      $       9.07
                                               ============     ============      ============     ============      ============
Total Return                                           7.08%            5.08%           0.34 %            16.16%            (4.49)%
   Net assets, end of period (000)             $    113,948     $     57,256      $     51,382     $     46,725      $     32,178
   Ratio of expenses to average net assets             0.75%            0.73%*            0.74%            0.75%             0.75%
   Ratio of expenses to average net assets
     excluding fee waivers                             1.02%            0.88%*            0.74%            0.75%             0.75%
   Ratio of net investment income to
     average net assets                                5.39%            5.79%*            5.59%            5.89%             5.46%
   Ratio of net investment income to
     average net assets excluding fee
     waivers                                           5.12%            5.64%*            5.59%            5.89%             5.46%
Portfolio turnover rate                                  62%              40%              186%             239%              184%


---------
Amounts designated as "--" are either $0 or have been rounded to $0.

*      Annualized.

(1)    Commenced operations on February 1, 1994.

                                FUND DESCRIPTION

HighMark Funds is an open-end, diversified, registered investment company that currently offers units of beneficial interest ("Shares") in seventeen investment portfolios ("Funds"). All of the Funds are advised by HighMark Capital Management, Inc. (the "Advisor"), a subsidiary of UnionBanCal Corporation. Shareholders may purchase Shares of selected Funds through three separate classes (Class A and Class B (collectively, the "Retail Shares") and Fiduciary Shares). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark Funds' other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark Funds' Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

For information concerning those investors who qualify to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")


                              INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows:

The BLUE CHIP GROWTH FUND seeks long-term capital growth by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies.

The CONVERTIBLE SECURITIES FUND seeks a high level of current income and capital appreciation by investing in convertible securities.

The GOVERNMENT SECURITIES FUND seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The investment objectives and certain of the investment limitations of the Funds may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

                               INVESTMENT POLICIES

BLUE CHIP GROWTH FUND

Under normal market conditions, the Blue Chip Growth Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depository Receipts ("ADRs"), preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Fund primarily invests in equity securities of seasoned, large capitalization companies. A seasoned company is generally a company with an operating history of 3 years or more. A large capitalization company is generally a company with capitalization in excess of $1.0 billion. A majority of the Fund's equity investments ordinarily will consist of dividend-paying securities.

CONVERTIBLE SECURITIES FUND

Under normal market conditions, at least 65% of the Convertible Securities Fund's assets will be invested in convertible securities consisting of bonds, debentures, notes and preferred stocks each of which are convertible into common stock. In general, a convertible security is a fixed-income security such as a bond (which typically pays a fixed annual rate of interest) or preferred stock (which typically pays a fixed dividend), that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the issuing company, or of a different company. A convertible security may be subject to redemption by the issuer, but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Common stock received upon conversion will be sold when, in the opinion of the Sub-Advisor, it is advisable to do so.

Because of its conversion feature, the market value of convertible preferred stock tends to move together with the market value of the underlying common stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying common stocks. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Investments in convertible securities generally entail less volatility than investments in the common stocks of the same issuers. Nevertheless, it is the fixed income component of these securities that is often deemed by the ratings agencies to be high risk or speculative. The Fund may invest up to 35% of its assets in convertible bonds rated lower than Baa by Moody's or BBB by S&P and as low as Caa by Moody's or CCC by S&P, which are lower-quality, higher-yielding, high-risk debt securities (commonly known as "junk bonds"). The Fund may also invest in unrated convertible securities which, in the Sub-Advisor's opinion, are of comparable quality to such rated securities. See "Risk Factors."

In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Advisor or Sub-Advisor will take appropriate action with regard to the security.

The Fund may invest any remaining assets in common stocks; securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; corporate bonds rated Baa or better by Moody's or BBB or better by S&P (investment grade bonds); shares of other investment companies with similar investment objectives; high grade commercial paper; money market funds; money market instruments and cash; floating and variable rate notes; repurchase agreements; dollar-denominated securities of foreign issuers; and Standard and Poor's Depositary Receipts ("SPDRs").

GOVERNMENT SECURITIES FUND

Under normal market conditions, the Government Securities Fund will invest at least 80% of its assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and repurchase agreements backed by such securities. The Fund may invest any remaining assets in corporate bonds that are rated at the time of purchase as investment grade or determined by the Sub-Advisor to be of comparable quality; Yankee Bonds, including sovereign, supranational and Canadian bonds; shares of other investment companies with similar investment objectives; commercial paper; money market funds; privately issued mortgage-backed and other readily-marketable asset-backed securities; and money market instruments and cash.

The Sub-Advisor will seek to enhance the yield of the Fund by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Fund may dispose of any security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance its yield consistent with the Sub-Advisor's judgment as to a desirable maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. The Fund will seek to achieve capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes.


                                     GENERAL

MONEY MARKET INSTRUMENTS

Under normal market conditions, money market instruments may comprise up to 35% of the total assets of the Blue Chip Growth Fund and the Convertible Securities, and up to 20% of the Government Securities Fund's total assets. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than the above stated amount of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund shall limit investment in illiquid securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of the illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, a Fund may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

OTHER INVESTMENTS

The Funds may enter into repurchase agreements and reverse repurchase agreements.

The Funds may enter into forward commitments or purchase securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

The Funds may also invest in money market instruments, money market funds, and cash.

Each Fund may invest in other registered investment companies with similar investment objectives. A Fund may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment company securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark Funds, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor.

Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investments in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

The Blue Chip Growth Fund may write covered calls on its equity securities and enter into closing transactions with respect to covered call options. The Blue Chip Growth Fund's assets may be invested in options, futures contracts and options on futures, SPDRs, and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Blue Chip Growth Fund's net assets at the time such options are purchased by the Fund. The Blue Chip Growth Fund may enter into futures and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. The Fund may purchase options in stock indices to invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets. All of the common stocks in which the Fund invests (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

The Fixed Income Funds may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. These Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. These Funds may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

For further information, see "DESCRIPTION OF PERMITTED INVESTMENTS."

RISK FACTORS

To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock.

In addition to credit risk which relates to the ability of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the fixed income investments in the Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

As described above, the Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, the Advisor will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by a Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment.

During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

The Fixed Income Funds may invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. There may be certain risks connected with investing in foreign securities, including risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to Shareholders by the Fund. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fixed Income Funds will not hold foreign currency for investment purposes.

On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.

The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by a Fund.

Forward foreign currency contracts do not eliminate fluctuations in the underlying prices of securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency at the same time, they tend to limit any potential gain which might result, should the value of such currency increase.

RISKS ASSOCIATED WITH CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Funds, other than the Convertible Securities Fund, will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

Investments in lower-rated debt securities (i.e., securities rated lower than BBB by S&P or Baa by Moody's), in which the Fund may invest, bear certain risks, including the risk that such securities may be thinly traded, which can adversely affect the price at which these securities can be sold and can result in high transaction costs. Market quotations may not be available, and therefore, judgment plays a greater role in valuing lower-rated debt securities than securities for which more extensive quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities, and the Fund's ability to dispose of these securities.

The market price of lower-rated debt securities may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to meet their payment obligation on these securities may be impaired.

The Convertible Securities Fund may invest in securities which are rated as low as 'Caa' by Moody's or 'CCC' by S&P. Securities rated 'Caa' by Moody's are of poor standing and may be in default or may present elements of danger with respect to principal or interest. Debt rated 'CCC' by S&P is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. In the event of adverse business, financial, and economic conditions, debt rated 'CCC' is not likely to have the capacity to repay principal.

YEAR 2000

HighMark Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, HighMark Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. HighMark Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to HighMark Funds. While it is likely that such assurances will be obtained, HighMark Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which HighMark Funds does business.

                               PORTFOLIO TURNOVER

A Fund's portfolio turnover rate will not be a factor preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Funds and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the relevant Fund. See Federal Taxation.


                        PURCHASE AND REDEMPTION OF SHARES

The Blue Chip Growth, Convertible Securities and Government Securities Funds are only offered in a single class of Shares, Fiduciary. Only the following investors qualify to purchase a Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark Funds' Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark Funds' Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; (iv) present and retired trustees of the Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark Funds' current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997; (v) Registered investment advisors, regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee; and
(vi) Retirement and other benefit plans sponsored by governmental entities and Financial Institutions, which may purchase shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Funds.


Purchases and redemptions of Shares of the Funds may be made on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment is generally $1,000 per Fund and the minimum subsequent investment is generally only $100 per Fund. For present and retired trustees of the Funds and directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. and their affiliates, the minimum initial investment is $250 per Fund and the minimum subsequent investment is $50 per Fund. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

Purchase orders will be effective if the Distributor receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark Funds. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places. HighMark Funds reserves the right to reject a purchase order when the Distributor or Advisor determines that it is not in the best interest of HighMark Funds and/or its Shareholders to accept such order.

Shares of the Funds are offered only to residents of states in which the Shares are eligible for purchase.

Shareholders who desire to redeem shares of HighMark Funds must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment for redemptions in securities rather than cash.

Neither HighMark Funds' transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark Funds and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

The Funds are closed to new investors. See "GENERAL INFORMATION - Future of the Funds."


                               EXCHANGE PRIVILEGES

As indicated under GENERAL INFORMATION--Description of HighMark Funds & Its Shares, certain Funds of HighMark Funds issue three classes of Shares (Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

Each Fund's Shares may be exchanged for Shares of the class of the various other Funds of HighMark Funds which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

Certain entities (including participating organizations and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

A Shareholder wishing to exchange Shares in an Equity Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark Funds may legally be sold. HighMark Funds may materially amend or terminate the exchange privileges described herein upon sixty days' notice.


                                    DIVIDENDS

The net investment income of each of the Funds is declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.


                                      TAXES

FEDERAL TAXATION

Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and realized net capital gains in a timely manner so that each Fund is not required to pay federal taxes on these amounts. Because all of the net investment income of the Fixed Income Funds is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction.

For each Fund, distributions of ordinary income and/or an excess of net short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. With respect to the Blue Chip Growth Fund, the 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. A corporate Shareholder will only be eligible to claim a dividends received deduction with respect to a dividend from the Fund if the corporate Shareholder held its Shares on the ex-dividend date and for at least 45 other days during the 90-day period surrounding the ex-dividend date. Distributions by a Fund of net gains on capital assets held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares of a Fund. Such distributions are not eligible for the dividends received deduction.

The sale, exchange or redemption of Fund Shares may give rise to a gain or loss. In general, any gain realized upon the taxable disposition of Shares will be treated as 20% gains if the Shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund Shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the Shares have been held for more than 12 months, and otherwise as short-term capital loss. However, if a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain distributions on the Shares. All or a portion of any loss realized upon a taxable disposition of Fund Shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss. To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference).

Prior to purchasing Shares of the Funds, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it in respect of foreign securities the Fund has held for at least the minimum period specified in the Code as paid by its Shareholders. In this case, Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to deduct their Share of such taxes. Alternatively, such Shareholders who hold Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign fax credit for their share of these taxes. The Funds, other than the International Equity Fund, do not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such foreign taxes.

Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

Additional information regarding federal taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.


                              SERVICE ARRANGEMENTS

THE ADVISOR

Prior to September 1, 1998, Pacific Alliance, a division of Union Bank of California, N.A. served as the Funds' investment advisor. Effective September 1, 1998, Pacific Alliance was reorganized into a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California. The new entity, which is called HighMark Capital Management, Inc. (the "Advisor"), is a California corporation registered under the Investment Adviser's Act of 1940.


HighMark Capital Management, Inc. now serves as the Funds' investment advisor. Subject to the general supervision of HighMark Funds' Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales and maintains the Funds' records relating to such purchases and sales.


For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives a fee from the Government Securities Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets, and from the Convertible Securities Fund and Blue Chip Growth Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (0.60%) of each Fund's average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

During HighMark Funds' fiscal year ended July 31, 1998, Union Bank of California received investment advisory fees from the Blue Chip Growth Fund aggregating 0.60% of the Fund's average daily net assets, from the Convertible Securities Fund aggregating 0.60% of the Fund's average daily net assets, and from the Government Securities Fund aggregating 0.50% of the Fund's average daily net assets.

UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1998, UnionBanCal Corporation and its subsidiaries had approximately $31.4 billion in consolidated assets. HighMark Capital Management, Inc., as of September 30, 1998, had approximately $16 billion of assets under management. The Advisor, with a team of approximately 43 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

On November 19, 1998, UnionBanCal Corporation announced plans for a secondary offering of $750 million of its common stock owned by The Bank of Tokyo-Mitsubishi, Ltd. It is anticipated that the offering will occur prior to the end of the first quarter of 1999. UnionBanCal Corporation also announced that it would seek to repurchase up to $500 million of its outstanding common stock. Using the net proceeds from the sale of up to $500 million in trust preferred securities, UnionBanCal Corporation currently anticipates repurchasing $250 million of its common stock from The Bank of Tokyo-Mitsubishi, Ltd., concurrent with the secondary offering, and up to an additional $250 million of its common stock from other foreign institutional shareholders. The Bank of Tokyo-Mitsubishi, Ltd. intends to maintain a majority ownership interest in UnionBanCal Corporation following the consummation of the transactions.

All investment decisions for each of the Funds are made by a team of investment professionals, all of whom take an active part in the decision making process.

THE SUB-ADVISOR

The Advisor and Bank of Tokyo-Mitsubishi Trust Company ("BTMT") have entered into an investment subadvisory agreement relating to the Convertible Securities Fund (the "Investment Sub-Advisory Agreement"). Prior to July 28, 1998, BTMT also served as the Sub-Advisor to the Blue Chip Growth Fund and Government Securities Fund. Under the Investment Sub- Advisory Agreement, BTMT will make the day-to-day investment decisions for the assets of the Convertible Securities Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark Funds.

Bank of Tokyo-Mitsubishi Trust Company, headquartered at 1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo- Mitsubishi, Ltd. BTMT was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Limited. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, subadvisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.

BTMT serves as portfolio manager to employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of September 30, 1998, BTMT managed in excess of $400 million in individual portfolios.

BTMT is entitled to a fee, which is calculated daily and paid monthly out of the Advisor's fee, at an annual rate of 0.30% of the average daily net assets of the Convertible Securities Fund. For the fiscal year ended July 31, 1998, BTMT received sub-investment advisory fees from the Advisor for the Blue Chip Growth Fund aggregating 0.30% of the Fund's average daily net assets, for the Convertible Securities Fund aggregating 0.30% of the Fund's average daily net assets, and for the Government

Securities Fund aggregating 0.20% of the Fund's average daily net assets.

Robert Freund serves as portfolio manager for the Convertible Securities Fund. Mr. Freund has been an analyst and portfolio manager with BTMT and its predecessor, Bank of Tokyo Trust Company, since 1982.

ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") and HighMark Funds are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark Funds with certain management services, including all necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.

Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

THE TRANSFER AGENT

State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark Funds for which services it receives a fee.

SHAREHOLDER SERVICE PLAN

To support the provision of Shareholder services to the Fiduciary Shares and Class A Shares, HighMark Funds has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, these fees are being waived to the rate of 0.00% of average daily net assets.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") and HighMark Funds are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark Funds upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark Funds' Distribution Plan or a distribution fee.

BANKING LAWS


HighMark Capital Management, Inc. believes that it may perform the services for the Funds contemplated by its investment advisory agreement with HighMark Funds without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


CUSTODIAN

Union Bank of California serves as the custodian and as a shareholder servicing agent for the Funds. The Custodian holds cash securities and other assets of HighMark Funds as required by the 1940 Act.

Services performed by Union Bank of California, as the Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.


                               GENERAL INFORMATION

DESCRIPTION OF HIGHMARK FUNDS & ITS SHARES

HighMark Funds was organized as a Massachusetts business trust on March 10, 1987, and consists of seventeen series of Shares open for investment representing units of beneficial interest in HighMark Funds' Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark Funds were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

As noted above, pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of three classes of Shares in selected Funds, Shares of such Funds have been divided into three classes, designated Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares. For information regarding the Retail Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

As of November 18, 1998, HighMark Funds believes that Bank of Tokyo Trust Company (1251 Avenue of the Americas, New York, NY 11020) was the Shareholder of record of 33.16% of the Fiduciary Shares of the Convertible Securities Fund.

FUTURE OF THE FUNDS

On September 23, 1998, the Board of Trustees of HighMark Funds approved, subject to shareholder approval, the reorganization of the Blue Chip Growth Fund into the Growth Fund and the Government Securities Fund into the Bond Fund. Under the terms of a Plan of Reorganization, the Growth and Bond Funds would acquire all of the assets and stated liabilities of the Blue Chip Growth and Government Securities Funds, respectively. The proposed reorganization is expected to take place on or about January 8, 1999. The Board also approved, subject to shareholder approval, the liquidation of the assets of the Convertible Securities Fund. It is expected that the Convertible Securities Fund will cease operations on or about December 31, 1998.

PERFORMANCE INFORMATION

From time to time, HighMark Funds may advertise the aggregate total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of each Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

The aggregate total return and average annual total return of the Funds may be quoted for the life of each Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

The yield of a Fund is determined by annualizing the net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

The distribution rate of a Fund is determined by dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

Each Fund may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

All performance information presented for a Fund is based on past performance and does not predict future performance.

MISCELLANEOUS

Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.

Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a

Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

Inquiries may be directed in writing to SEI Investments Distribution Co.,Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.


                      DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of permitted investments for the Blue Chip Growth Fund and, in some cases, the Convertible Securities and Government Securities Funds (see "INVESTMENT POLICIES" and "GENERAL" to identify which investments are permitted for the Convertible Securities and Government Securities Funds).

AMERICAN DEPOSITARY RECEIPTS (ADRs) and EUROPEAN DEPOSITARY
RECEIPTS (EDRs) -- Receipts, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES (NON-MORTGAGE) -- Instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Equity Funds may invest in other asset-backed securities that may be developed in the future.

BANKERS' ACCEPTANCES -- Bills of exchange or time drafts drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER -- Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

COMMON STOCK--Units of ownership of a public corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, common stock has more potential for appreciation.

CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK -- Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES -- Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

FUTURES AND OPTIONS ON FUTURES -- Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

Options and futures can be volatile instruments, and involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

INVESTMENT GRADE BONDS -- Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS -- Loan participations are interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

LOWER-RATED, HIGHER-YIELDING, HIGH-RISK DEBT SECURITIES -- High-yield, high-risk securities consist of securities rated Ba or lower by Moody's or BB or lower by S&P. Lower-rated debt securities are considered speculative and involve greater risk of loss than investment grade debt securities, and are more sensitive to changes in the issuer's capacity to pay. For a description of the debt securities ratings, see the "Appendix."

MONEY MARKET INSTRUMENTS -- Short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

MORTGAGE-BACKED SECURITIES -- Securities generally issued or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

Although payments on certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

Collateralized mortgage obligations ("CMOs") are bonds generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment.

During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

Real Estate Mortgage Investment Conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

MUNICIPAL FORWARDS -- Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Obligations of supranational entities are established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS -- Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

In addition, certain Funds may buy options on stock indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

There are risks associated with such investments including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION INTERESTS -- Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

RECEIPTS -- Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

REPURCHASE AGREEMENTS -- Agreements whereby a Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS -- A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

RULE 144A SECURITIES -- Rule 144A Securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark Funds has established guidelines and procedures to be utilized to determine the liquidity of such securities.

SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED
SECURITIES -- Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

SECURITIES LENDING -- During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

SECURITIES SUBJECT TO A PUT FEATURE -- A "put" feature permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs) -- SPDRs are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

TAX-EXEMPT COMMERCIAL PAPER -- Commercial paper, which is commercial paper issued by governments and political sub-divisions.

TIME DEPOSITS -- Non-negotiable receipts issued by U.S. or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

UNIT INVESTMENT TRUST--Investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed Portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Units in the trust, which usually cost at least $1,000, are sold to investors by brokers, for a Load charge of about 4%. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Most brokerage firms maintain a Secondary Market in the trusts they sell, so that units can be resold if necessary.

U.S. GOVERNMENT AGENCY SECURITIES -- Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

U.S. TREASURY OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Obligations that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Securities that entitle the holder to buy a proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

YANKEE BONDS -- Dollar denominated securities issued by foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

ZERO-COUPON OBLIGATIONS -- Non-income producing securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

For federal income tax purposes, the difference between the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

Zero-coupon obligations have greater price volatility than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                     HIGHMARK EQUITY AND FIXED INCOME FUNDS

                            INVESTMENT PORTFOLIOS OF
                                 HIGHMARK FUNDS
                   FOR FURTHER INFORMATION (INCLUDING CURRENT
                  YIELD, PURCHASE AND REDEMPTION INFORMATION),
                               CALL 1-800-433-6884

INVESTMENT ADVISOR

HighMark Capital Management, Inc.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104


SUB-ADVISOR

(Convertible Securities Fund Only)
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York  10116


CUSTODIAN

Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104


ADMINISTRATOR & DISTRIBUTOR

SEI Investments Mutual Funds Services and
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania  19456


LEGAL COUNSEL

Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005


AUDITORS

Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA  94105-2230




NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


NOT FDIC INSURED

                              CROSS REFERENCE SHEET

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


FORM N-1A PART B ITEM                        INFORMATION CAPTION
10. Cover Page                               Cover Page

11. Table of Contents                        Table of Contents

12. General Information and History          Additional Information -- Description of Shares

13. Investment Objectives and Policies       Investment Objectives and Policies; Additional Information
                                             on Portfolio Instruments

14. Management of HighMark Funds             Management of HighMark Funds

15. Control Persons and Principal
    Holders of Securities                    Additional Information -- Miscellaneous

16. Investment Advisory and Other
    Services                                 Management of HighMark Funds

17. Brokerage Allocation                     Management of HighMark Funds -- Portfolio Transactions

18. Capital Stock and Other Securities       Valuation; Additional Purchase and Redemption
                                             Information; Management of HighMark Funds -- Distributor;
                                             The Distribution Plans; Additional Information

19. Purchase, Redemption and                 Valuation; Additional Purchase and Redemption
    Pricing of Securities Being              Information; Management of HighMark Funds
    Offered

20. Tax Status                               Additional Purchase and Redemption Information --
                                             Additional Federal Tax Information; Additional Tax
                                             Information Concerning the California Tax-Free
                                             Money Market Fund and the California Intermediate
                                             Tax-Free Bond Fund

21. Underwriters                             Management of HighMark Funds -- Distributor

22. Calculation of Performance Data          Additional Information -- Calculation of Performance Data

23. Financial Statements                     Financial Statements

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 30, 1998



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Funds and the HighMark Money Market Funds, each of which is dated November 30, 1998, (collectively, the "Prospectuses") and any supplements thereto. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined herein have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                                                               PAGE
HIGHMARK FUNDS....................................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS...................................................................2
         Bank Instruments.........................................................................................2
         Commercial Paper and Variable Amount Master Demand Notes.................................................3
         Lending of Portfolio Securities..........................................................................4
         Repurchase Agreements....................................................................................4
         Reverse Repurchase Agreements............................................................................5
         U.S. Government Obligations..............................................................................5
         Mortgage-Related Securities..............................................................................6
         Adjustable Rate Notes....................................................................................7
         Municipal Securities.....................................................................................8
         Investments in California Municipal Securities by the California Tax-Free Money
                  Market Fund and the California Intermediate Tax-Free Bond Fund.................................11
         Puts....................................................................................................14
         Shares of Mutual Funds..................................................................................14
         When-Issued Securities and Forward Commitments..........................................................15
         Zero-Coupon Securities..................................................................................15
         High Quality Investments with Regard to the Money Market Funds..........................................29
         Illiquid Securities.....................................................................................31

INVESTMENT RESTRICTIONS..........................................................................................32
         Voting Information......................................................................................42

PORTFOLIO TURNOVER...............................................................................................42

VALUATION........................................................................................................43
         VALUATION OF THE MONEY MARKET FUNDS.....................................................................43
         VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS................................................43

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................44
         ADDITIONAL FEDERAL TAX INFORMATION......................................................................44
         ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-
                  FREE MONEY MARKET FUND AND THE CALIFORNIA
                  INTERMEDIATE TAX-FREE BOND FUND................................................................47
         FOREIGN TAXES...........................................................................................50

MANAGEMENT OF HIGHMARK FUNDS.....................................................................................51
         TRUSTEES AND OFFICERS...................................................................................51
         INVESTMENT ADVISOR......................................................................................54
         THE SUB-ADVISORS........................................................................................57
         PORTFOLIO TRANSACTIONS..................................................................................58
         GLASS-STEAGALL ACT......................................................................................60
         ADMINISTRATOR AND SUB-ADMINISTRATOR.....................................................................61
         SHAREHOLDER SERVICES PLANS..............................................................................64
         EXPENSES ...............................................................................................65
         DISTRIBUTOR.............................................................................................65
                  The Distribution Plans.........................................................................66
         TRANSFER AGENT AND CUSTODIAN SERVICES...................................................................66
         AUDITORS ...............................................................................................67
         LEGAL COUNSEL...........................................................................................67

ADDITIONAL INFORMATION...........................................................................................68
         DESCRIPTION OF SHARES...................................................................................68
         SHAREHOLDER AND TRUSTEE LIABILITY.......................................................................69
         THE REORGANIZATION OF THE IRA FUND AND HIGHMARK FUNDS...................................................70
         CALCULATION OF PERFORMANCE DATA.........................................................................70
         MISCELLANEOUS...........................................................................................76

APPENDIX ........................................................................................................85

FINANCIAL STATEMENTS.............................................................................................92

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS


         HighMark Funds is a diversified, open-end management investment company. HighMark Funds presently consists of seventeen series of Shares, representing units of beneficial interest in the HighMark Growth Fund, the HighMark Income Equity Fund, the HighMark Balanced Fund, the HighMark Value Momentum Fund, the HighMark Blue Chip Growth Fund, the HighMark Emerging Growth Fund, the HighMark International Equity Fund, the HighMark Small Cap Value Fund, the HighMark Bond Fund, the HighMark Intermediate-Term Bond Fund, the HighMark Government Securities Fund, the HighMark Convertible Securities Fund, the HighMark California Intermediate Tax-Free Bond Fund, the HighMark Diversified Money Market Fund, the HighMark U.S. Government Money Market Fund, the HighMark 100% U.S. Treasury Money Market Fund, and the HighMark California Tax-Free Money Market Fund. The HighMark Small Cap Value Fund commenced operations on September 14, 1998. The HighMark Value Momentum Fund, the HighMark Blue Chip Growth Fund, the HighMark Emerging Growth Fund, the HighMark International Equity Fund, the HighMark Intermediate-Term Bond Fund, the HighMark Government Securities Fund, and the HighMark California Intermediate Tax-Free Bond Fund commenced operations in HighMark Funds on April 28, 1997, and the HighMark Convertible Securities Fund commenced operations in HighMark Funds on May 1, 1997. The HighMark Balanced Fund commenced operations on November 14, 1993 and the HighMark Growth Fund commenced operations on November 18, 1993. The HighMark Income Equity Fund and the HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment Fund (the "IRA Fund") described under "ADDITIONAL INFORMATION - The Reorganization of the IRA Fund and HighMark Funds" below. The HighMark Diversified Money Market Fund, the HighMark U.S. Government Money Market Fund and the HighMark 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987. The HighMark California Tax-Free Money Market Fund commenced operations on August 11, 1987.



         As described in the Prospectuses, selected Funds of HighMark Funds have been divided into three classes of Shares (designated Class A and Class B Shares (collectively "Retail Shares") and Fiduciary Shares) for purposes of HighMark Funds' Distribution and Shareholder Services Plans (the "Distribution Plans"), which Distribution Plans apply only to such Funds' Retail Shares. Retail Shares and Fiduciary Shares are sometimes herein referred to collectively as "Shares".



         The Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund are sometimes herein referred to as the "Money Market Funds." The Growth, Income Equity, Balanced, Value Momentum, Blue Chip Growth, Emerging Growth, International Equity and Small Cap Value Funds are sometimes referred to herein as the "Equity Funds." The Bond, Intermediate-Term Bond, Government Securities, Convertible Securities, and California Intermediate Tax-Free Bond Funds are sometimes referred to herein as the "Fixed Income Funds." The Income Equity Portfolio and the Bond Portfolio of the IRA Fund (which were reorganized into certain Funds of HighMark Funds as described above) are sometimes referred to herein as the "IRA Fund Portfolios."


         Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES


         The following policies supplement the investment objectives and policies of each Fund of HighMark Funds as set forth in the respective Prospectus for that Fund.


                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         1. Bank Instruments. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

         Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

         There is no limitation on the Diversified Money Market Fund's ability to invest in domestic certificates of deposit, bankers' acceptances or other bank instruments in connection with the Fund's fundamental investment restriction governing concentration in the securities of one or more issuers conducting their principal business activities in the same industry. For purposes of this exception to the Fund's fundamental investment restriction, domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

         2. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market
Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


         3. Lending of Portfolio Securities. In order to generate additional income, each Fund (other than the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject



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to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by HighMark Capital Management, Inc. (the "Advisor"), and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund (other than the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.



         4. Repurchase Agreements. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. As a matter of non-fundamental policy, the California Tax-Free Money Market Fund intends to limit investments in repurchase agreements to no more than 5% of the value of its total assets.



         Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and from registered broker-dealers that the Advisor deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Advisor, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.



         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

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         5. Reverse Repurchase Agreements. Each Fund (other than the 100% U.S.
Treasury Money Market Fund) may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.



         6. U.S. Government Obligations. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


         For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see
"Mortgage-Related Securities" below.


         7. Mortgage-Related Securities. As indicated in the Money Market Funds' Prospectus, the Diversified Money Market Fund and the U.S. Government Money Market Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Fixed Income Funds and the Balanced Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed Income Funds and the Balanced Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

         Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home

Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         CMOs in which the Fixed Income Funds and the Balanced Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         REMICs in which the Fixed Income Funds and the Balanced Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.


         8. Adjustable Rate Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

         Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.


         9. Municipal Securities. As defined in the Prospectuses, under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund and 80% of the total assets of the California Intermediate Tax-Free Bond Fund will be invested in Municipal Securities, the interest on which is both excluded from gross income for federal income tax and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The California Intermediate Tax-Free Bond Fund invests in Municipal Securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Advisor to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining maturities of 397 days or less, and which, at the time of purchase, possess the highest short-term rating from at least one NRSRO or are determined by the Advisor to be of comparable quality.


         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is (i) excluded from gross income for federal income tax purposes and (ii) not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the Municipal Securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

         An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of uninsured property due to natural disasters.

         In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property located in California that are subject to the "anti-deficiency" legislation discussed below.

         The Funds may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Advisor believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

         Certain Municipal Securities in the Funds may be obligations that are payable solely from the revenues of health care institutions, although the obligations may be secured by real or personal property of such institutions. Certain provisions under federal and California law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

         Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions that limit the remedies of a creditor secured by a mortgage or deed of trust. Two of the provisions limit a creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. A third statutory provision, commonly known as the "single action" rule, has two aspects, an "affirmative defense aspect" and a "sanction aspect." The "affirmative defense" aspect limits creditors secured by real property to a single legal action for recovery of their debt, and that single action must be a judicial foreclosure action against their real property security. Under the "sanction" aspect, if the real estate-secured creditor proceeds by legal action other than judicial foreclosure, the creditor loses its lien on the real property security and, in some instances, the right to recover its debt. Another statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale.

         Upon the default under a mortgage or deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a mortgage or deed of trust is generally four to five months after the initial default and such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

         Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from home mortgages and are subject to California's statutory limitations applicable to obligations secured by real property, as described above. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a dwelling of no more than four units, at least one of which is occupied by such a mortgagor, where the dwelling has been purchased with the loan that is secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a mortgage or deed of trust, and the value of the property subject to that mortgage or deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the mortgagor or trustor carried no insurance, upon default, the issuer holding that loan nevertheless would be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

         Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.


         10. Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.


         Because each Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.


         During the first half of the 1990's California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction sectors). The greatest effects of the recession were felt in Southern California. While California's economy has made a strong steady recovery since 1994 and California's credit rating has climbed from the lows experienced during the recession, as of the date of this Statement of Additional Information, rating agencies, underwriters and investors appear to have some lingering concerns about California's creditworthiness. Major credit rating agencies continue to cite, among other things, concerns about California's lack of contingency planning (such as adequate reserves), missed budget deadlines and on-going structural budget impediments.


         The recession severely affected State revenues while the State's health, welfare and education costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and multibillion dollar year-end deficits. However, in recent years, California appears to have ended its fiscal years with a surplus in the general fund. The State's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.


         During the recession that began in 1990, the State depleted its available cash resources and became increasingly dependent on external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, the State expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). The State was severely criticized by the major credit rating agencies for the State's reliance upon such external borrowings during the recession. In 1996, the State fully repaid $4 billion of revenue anticipation warrants issued in 1994. The State did not need to use such "cross-year" borrowing during the 1996-1997 fiscal year or the 1997-1998 fiscal year. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.


         Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes. Constitutional challenges to Article XIII A to date have been unsuccessful.

         Article XIII B of the California Constitution, originally adopted in 1979, limits significantly spending by state government and by "local governments". Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.


         Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending was often cited as one of the causes of the State's earlier budget problems.


         The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).


         There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at that time; the major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations.



         Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State.


         In addition, it is impossible to predict the time, magnitude, or location of a natural catastrophe, such as a major earthquake, or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another natural disaster such as an earthquake could create a major dislocation of the California economy.

         The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.


         11. Puts. The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.

         The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).


         12. Shares of Mutual Funds. Each of the California Tax-Free Money Market Fund, the Fixed Income Funds and the Equity Funds may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark Funds, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor or provides other services. Because other investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.


         Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

         13. When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.



         When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.


         The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Advisor's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.


         14. Zero-Coupon Securities. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accreted. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.



         15. Options (Puts and Calls) on Securities. Each Equity Fund may buy and sell options (puts and calls), and write call options on a covered basis.



         16. Covered Call Writing. Each Equity Fund may write covered call options from time to time on such portion of its assets, without limit, as the Advisor determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


         17. Purchasing Call Options. The Equity Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Advisor deems appropriate.



         18. Purchasing Put Options. Each Equity Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.



         19. Options in Stock Indices. The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.


         20. Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Advisor or, where applicable, the Sub-Advisor to forecast interest rate and market movements correctly.


         When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when the Advisor or, where applicable, the Sub-Advisor deems it desirable to do so. Although a Fund will take an option position only if its Advisor or, where applicable, the Sub-Advisor believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.


         21. Futures Contracts on Securities and Related Options. A Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund.



         22. Futures Contracts on Securities. A Fund will enter into futures contracts on securities only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

         A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission
(CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. A Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


         23. Options on Securities' Futures Contracts. A Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


         As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

         Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.


         24. Risk of Transactions in Securities' Futures Contracts and Related Options. Successful use of securities' futures contracts by a Fund is subject to the ability of the Advisor or, where applicable, the Sub-Advisor to predict correctly movements in the direction of interest rates and other factors affecting securities markets.


         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


         25. Index Futures Contracts. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.


         An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

         A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only a daily basis.

         The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.


         26. Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.



         27. U.S. Dollar Denominated Obligations of Securities of Foreign Issuers. Certain of the Funds may invest in U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds, the Government Securities Fund and Convertible Securities Fund may invest in American Depositary Receipts. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


         28. Foreign Currency Transactions. Under normal market conditions, the International Equity Fund may engage in foreign currency exchange transactions to project against uncertainty in the level of future exchange rates. The International Equity Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.



         29. Transaction Hedging. When it engages in transaction hedging, the International Equity Fund enters into foreign currency transactions with respect to specific receivables or payables of the International Equity Fund, generally arising in connection with the purchase or sale of its portfolio securities. The International Equity Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


         Although there is no current intention to do so, the International Equity Fund reserves the right to purchase and sell foreign currency futures contracts which are traded in the United States and are subject to regulation by the CFTC.


         For transaction hedging purposes the International Equity Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         30. Position Hedging. When it engages in position hedging, the International Equity Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Sub-Advisor expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.


         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.


         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Equity Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.


         31. Currency Forward and Futures Contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


         A futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

         Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.


         32. General Characteristics of Currency Futures Contracts. When the International Equity Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.


         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the International Equity Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.


         When the International Equity Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.



         33. Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Fund's Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market, and thus may not reflect relatively smaller transactions (less than $1 million), where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.


         34. Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the International Equity Fund or the Small Cap Value Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



         35. Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange.

         The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.


         36. High Yield Securities


         The Convertible Securities Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Convertible Securities Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Convertible Securities Fund's net asset value.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Convertible Securities Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Convertible Securities Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Convertible Securities Fund's investment portfolio and increasing the exposure of the Convertible Securities Fund to the risks of high yield securities.

         The Convertible Securities Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Convertible Securities Fund's Shareholders.


         37. High Quality Investments with Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.


         With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities" that (i) in the case of the Diversified Money Market Fund, include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees) and (ii) in the case of the California Tax-Free Money Market Fund, include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating

(i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

         Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Advisor pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

         The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by HighMark Funds' Board of Trustees, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), when in the best interests of the Shareholders, the Advisor may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.


         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


         Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.



         Restricted Securities. Each Fund has adopted a nonfundamental policy (which may be changed without Shareholder approval) prohibiting the Fund from investing more than 25% of its total assets in restricted securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Restricted Securities may be liquid or illiquid. The Advisor will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).



                             INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

100% U.S. TREASURY MONEY MARKET FUND

                  The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

EACH OF THE GROWTH FUND, THE INCOME EQUITY FUND, THE BALANCED FUND, the Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund may not:

                  1. Purchase securities on margin (except that, with respect to the Growth Fund, the Income Equity Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

                  2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

                  3. Invest in any issuer for purposes of exercising control or management;


                  4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;


                  5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets; and

THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

                  1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

                  2. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets;

                  3.  Write or purchase put or call options; or

                  4. Invest more than 10% of total assets in the securities of issuers that together with any predecessors have a record of less than three years' continuous operation.

                  5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Funds have adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

                  6. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

                  7. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its individual investment objective and policies.

                  The Diversified Money Market Fund, the Government Obligations Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation 5. above shall apply to 100% of each Fund's assets. Notwithstanding, each such Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

THE GROWTH FUND, THE INCOME EQUITY FUND, THE BALANCED FUND, AND THE BOND FUND MAY NOT:

                  1. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that each of the Funds may purchase securities of a money market fund, if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; and

EACH OF THE EQUITY AND FIXED INCOME FUNDS, OTHER THAN THE CONVERTIBLE SECURITIES FUND AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND, MAY NOT:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, (and, with respect to the International Equity Fund only, repurchase agreements involving such securities) if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations). With respect to the International Equity Fund, for purposes of this investment limitation, each foreign governmental issuer is deemed a separate issuer;

                  2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and

                  3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND MAY NOT:

                  1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in securities of such issuer provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law;

                  2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies; and

                  3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend securities.

THE CONVERTIBLE SECURITIES FUND MAY NOT:

                  1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's assets.

                  2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies; and

                  3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY NOT:

                  1. Purchase or sell real estate; provided, however, that the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

                  2. Purchase securities on margin, make short sales of securities or maintain a short position;

                  3.  Underwrite the securities of other issuers;

                  4. Purchase securities of companies for the purpose of exercising control or management;

                  5. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

                  6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration leases or development programs; provided, however, the Fund may, to the extent appropriate to the Fund's investment objective, purchase publicly traded obligations of companies engaging in whole or in part in such activities;

                  7. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets;

                  8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid;

                  9. Write or sell puts, calls, straddles, spreads, or combinations thereof, except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell the puts in conjunction with a sale of the underlying Municipal Securities;

                  10. Acquire a put, if, immediately after the acquisition, more than 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to the 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). In applying the above-described limitation, the Fund will aggregate securities subject to puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, for the purpose of this investment restriction and investment restriction No. 11 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price;

                  11. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after the acquisition, the amortized cost value of the security or securities underlying the put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets; and

                  12. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that the Fund may purchase securities of a tax-exempt money market fund if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

                  13. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to be private activity bond that is backed only by the assets and revenues of non-governmental user, by the non-governmental user;

                  14. Purchase any securities that would cause 25% or more of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to by Municipal Securities.

                  15. Make loans; except that the Fund may purchase or hold debt instruments, lend portfolio securities and enter into repurchase agreements as permitted by its investment objective and policies.


EACH OF THE VALUE MOMENTUM FUND, THE BLUE CHIP GROWTH FUND, THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE SMALL CAP VALUE FUND, THE INTERMEDIATE-TERM BOND FUND, THE GOVERNMENT SECURITIES FUND, THE CONVERTIBLE SECURITIES FUND, AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND:


         1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         2. May not concentrate investments in a particular industry or group of industries, or within any one state (except that the limitation as to investments in any one state or its political subdivision shall not apply to the California Intermediate Tax-Free Bond Fund), as concentration is defined under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


                  The fundamental limitations of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Small Cap Value Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, and the California Intermediate Tax-Free Bond Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted nonfundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's nonfundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.


                  1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.


THE FOLLOWING INVESTMENT LIMITATIONS OF THE VALUE MOMENTUM FUND, THE BLUE CHIP GROWTH FUND, THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE SMALL CAP VALUE FUND, THE INTERMEDIATE-TERM BOND FUND, THE GOVERNMENT SECURITIES FUND, THE CONVERTIBLE SECURITIES FUND, AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND ARE NONFUNDAMENTAL POLICIES. EACH FUND MAY NOT:


         1. Acquire more than 10% of the voting securities of any one issuer. This limitation applies to only 75% of a Fund's assets.

         2.       Invest in companies for the purpose of exercising control.

         3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

         4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         5. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Government Securities Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Value Momentum Fund, the Intermediate-Term Bond Fund and the California Intermediate Tax-Free Bond Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.


         6. Make short sales of securities, maintain a short position or purchase securities on margin, except that HighMark Funds may obtain short-term credits as necessary for the clearance of security transactions.


         7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

         8. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.


         9. Purchase or retain securities of an issuer if, to the knowledge of HighMark Funds, an officer, trustee, partner or director of HighMark Funds or the Advisor or Sub-Advisors of HighMark Funds owns beneficially more than 1/2 or 1% of the shares or securities or such issuer and all such officers, trustees, partners and directors owning more than 1/2 or 1% of such shares or securities together own more than 5% of such shares or securities.


         10. Invest in interest in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


         Voting Information. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular Class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class are represented in person or by proxy.

                               PORTFOLIO TURNOVER


         A Fund's turnover rate is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent. For HighMark Funds' fiscal years ended July 31, 1998 and July 31, 1997, each Funds' portfolio turnover rate was: 67% and 118% for the HighMark Growth Fund; 69% and 46% for the HighMark Income Equity Fund; and 16% and 14% for the HighMark Bond Fund. For each of the following Funds, the portfolio turnover rate for the fiscal year ended July 31, 1998, the six-month period ended July 31, 1997 and the prior year ended January 31, 1997 was: 22%, 10% and 27% for the HighMark Balanced Fund; 7%, 1% and 9% for the HighMark Value Momentum Fund; 168%, 54% and 80% for the HighMark Blue Chip Growth Fund; 289%, 116% and 134% for the HighMark Emerging Growth Fund; 72%, 18% and 29% for the HighMark International Equity Fund; 51%, 58% and 106% for the HighMark Intermediate-Term Bond Fund; 62%, 40% and 186% for the HighMark Government Securities Fund; 50%, 33% and 89% for the HighMark Convertible Securities Fund; and 23%, 5% and 6% for the HighMark California Intermediate Tax-Free Bond Fund. It is currently expected that the Small Cap Value Fund's portfolio turnover rate will not exceed 100%. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares and, in the case of the California Tax-Free Money Market Fund, by requirements that enable them to receive certain favorable tax treatment.



                                    VALUATION

         As disclosed in the Prospectuses, each Money Market Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 1:00 p.m., Pacific Time (4:00 p.m. Eastern
Time) and 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). As disclosed in the Prospectuses, each Equity Fund's and Fixed Income Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 1:00 p.m., Pacific Time (4:00 p.m. Eastern Time) on days on which the New York Stock Exchange is open for business (also "Business Days").

VALUATION OF THE MONEY MARKET FUNDS

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.


         HighMark Funds' Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.


VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS


         Except as noted below, investments by the Equity Funds and the Fixed Income Funds in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. With regard to each such Fund, securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on days on which the New York Stock Exchange is open for business.


         It is currently HighMark Funds' policy to pay redemptions in cash. HighMark Funds retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds other than the Money Market Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.



         HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period.


         If a Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

ADDITIONAL FEDERAL TAX INFORMATION

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividends, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.


         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.


         Any dividend declared by a Fund to Shareholders of record on a date in October, November or December generally is deemed to have been received by its Shareholders on December 31 of such year (and paid by the Fund on or before such time) provided that the dividend actually is paid during January of the following year.

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.


         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her tax return payments of interest or dividends.

         The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund under "Federal Taxation" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisors with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE
MONEY MARKET FUND AND THE CALIFORNIA INTERMEDIATE TAX-FREE
BOND FUND

         Federal Taxation. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund are designed to provide individual Shareholders with current tax-exempt interest income. Neither of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the beneficiaries when distributed to them.

         The Code permits a regulated investment company that invests at least 50% of its total assets in tax-free Municipal Securities (at the close of each quarter of the Fund's taxable year) to pass through to its investors, tax-free, net Municipal Securities interest income to the extent such interest would be exempt if earned directly. Because the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund intend to be qualified to pay such exempt-interest dividends, these Funds will be limited in their ability to enter into taxable transactions, such as forward commitments, repurchase agreements, securities lending transactions, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof derived from interest excludable from gross income and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but the aggregate of such dividends may not exceed the net Municipal Securities interest received by the Fund during the taxable year. In the case of each of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund the percentage of the dividends paid for any taxable year that qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends during such year, regardless of the period for which the Shares were held.

         Exempt-interest dividends may be treated by Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund as items of interest excludable from their gross income. However, each such Shareholder is advised to consult his or her tax advisor with respect to whether exempt-interest dividends would remain excludable if such Shareholder were treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, exempt-interest dividends may be taxable for federal alternative minimum tax purposes and for state and local purposes.

         The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will distribute substantially all of any investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Distributions of such income will be taxable to Shareholders as ordinary income. The dividends-received deduction for corporations is not expected to apply to such distributions.

         Distributions designated by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund as deriving from net gains on securities held for more than one year will be taxable to a Fund Shareholder as such, regardless of how long a time the Shareholder held the Fund's Shares. Such distributions will not be eligible for the dividends-received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be disallowed to the extent of any exempt-interest dividends paid thereon, and any remaining loss will be treated as a long-term capital loss to the extent the Shareholder has received a capital gain dividend on the Shares.

         Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

         Like the other Funds, if for any taxable year the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund's taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to Shareholders), and Municipal Securities interest income, although not taxable to the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund, would be taxable to Shareholders as ordinary income when distributed as dividends.

         Depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be subject to the tax laws of such states or localities. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

         As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

         California Taxation. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), Shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the interest received by the Fund during the taxable year on California Exempt-Interest Securities (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to Shareholders within 60 days after the close of that taxable year.

         Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a Shareholder during which the Fund distributes "California exempt-interest dividends."

         A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to Shareholders annually.

         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's Shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to Shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such Shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.


FOREIGN TAXES

         Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's Shareholders in connection with the Fund's dividends received by them. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

                          MANAGEMENT OF HIGHMARK FUNDS

TRUSTEES AND OFFICERS


         Overall responsibility for management of each Fund rests with the Trustees of HighMark Funds, who are elected by HighMark Funds' Shareholders. There are currently six Trustees, all of whom are not "interested persons" of HighMark Funds within the meaning of that term under the 1940 Act.



         The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations.



         The Trustees and officers of HighMark Funds, their addresses and principal occupations during the past five years are set forth below.



                                        POSITION(S) HELD                        PRINCIPAL OCCUPATION
NAME AND ADDRESS                        WITH HIGHMARK FUNDS                     DURING PAST 5 YEARS
----------------                        -------------------                     -------------------

Thomas L. Braje                         Trustee                                 Retired October, 1996.  Prior to
1323 Encina Drive                                                               October 1996, Vice President and
Milbrae, CA  94030                                                              Chief Financial Officer of Bio Rad
Age:                                                                            Laboratories, Inc.

David A. Goldfarb                       Trustee                                 Partner, Goldfarb & Simens,
111 Pine Street                                                                 Certified Public Accountants.
18th Floor
San Francisco, CA 94111
Age:

Joseph C. Jaeger                        Trustee                                 Retired June, 1998.  Prior to June,
100 First Street                                                                1998, Senior Vice President and
San Francisco, CA 94105                                                         Chief Financial Officer, Delta
Age:                                                                            Dental Plan of California.

Frederick J. Long                       Trustee                                 President and Chief Executive
520 Pike Street                                                                 Officer, Acordia West and
20th Floor                                                                      Acordia Northwest Inc. (each an
Seattle, WA 98101                                                               insurance brokerage firm).
Age:

Paul L. Smith                           Trustee                                 Retired.  Member of the Board of
422 Gordon Terrace                                                              Trustees of Stepstone Funds from
Pasadena, CA  91105                                                             1991 to 1997.
Age: 80

William R. Howell                       Trustee                                 Retired.  Director, Current Income
73-350 Calliandra Avenue                                                        Shares, Inc. from 1973 to 1998;
Palm Desert, CA  92260                                                          Chairman of the Board of Trustees
Age: 76                                                                         of Stepstone Funds from 1991 to
                                                                                1997.

Michael L. Noel                         Member Advisory Board                   President, Noel Consulting
1107 Pine Country Court                                                         Company since 1998.  From 1991
Prescott, AZ  86303-6405                                                        to 1997, Member of the Board of
Age: 57                                                                         Trustees of Stepstone Funds.
                                                                                Prior to retirement, Senior Vice
                                                                                President and Chief Financial
                                                                                Officer, Southern California Edison
                                                                                Company; Director of Amerwest Company,
                                                                                Current Income Shares, Inc. and SCAN
                                                                                Health Plan.

Robert M. Whitler                       Member Advisory Board                   Retired since 1996. Prior to 1996, Director,
336 Running Spring Drive                                                        Current Income Shares, Inc. Executive
                                                                                Vice President and head of Union Bank's Financial
                                                                                Management and Trust Services
                                                                                Group and a member of the bank-wide
                                                                                Executive Policy Committee.

Mark E. Nagle                           President and Chief Executive           Vice President and Controller,
530 East Swedesford Road                Officer                                 Funds Account, Vice President of
Wayne, PA  19087                                                                the Administrator and Distributor,
                                                                                employee since November 1996.
                                                                                From 1995 to 1996, Vice President
                                                                                of Fund Accounting of BISYS
                                                                                Fund Services.  Prior to 1995,
                                                                                Senior Vice President for Fidelity
                                                                                Investments since 1981.

Robert DellaCroce                       Controller and Chief Financial          CPA, Director of Fund Resources,
530 East Swedesford Road                Officer                                 employee since 1994.  Prior to
Wayne, PA  19087                                                                1994, senior manager for Arthur
                                                                                Andersen.

Kevin P. Robins                         Vice President and Secretary            Employee since 1992.  Prior to
1 Freedom Valley Drive                                                          1992, associate with Morgan Lewis
Oaks, PA  19456                                                                 & Bockius since 1988.

Sandra K. Orlow                         Vice President and Assistant            Employee since 1983
1 Freedom Valley Drive                  Secretary
Oaks, PA  19456

Todd Cipperman                          Vice President and Assistant            Employee since 1995.  From 1994
1 Freedom Valley Drive                  Secretary.                              to May 1995, associate with Dewey
Oaks, PA  19456                                                                 Ballantine.  Prior to 1994, associate
                                                                                with Winston & Strawn.

Joseph M. O'Donnell                     Vice President and Assistant            Employee since 1998.  From
1 Freedom Valley Drive                  Secretary.                              March, 1993 to December, 1997,
Oaks, PA  19456                                                                 Vice President and General
                                                                                Counsel with FPS Services, Inc.

Lydia A. Gavalis                        Vice President and Assistant            Vice President and Assistant
1 Freedom Valley Drive                  Secretary                               Secretary of SEI Investments
Oaks, PA 19456                                                                  Company, employee since 1998.
                                                                                Prior to 1998, Assistant General
                                                                                Counsel  and Director of
                                                                                Arbitration, Philadelphia Stock
                                                                                Exchange.

Lynda J. Striegel                       Vice President and Assistant            Vice President and Assistant
1 Freedom Valley Drive                  Secretary                               Secretary of SEI Investments
Oaks, PA 19456                                                                                Company, employee since 1998.
                                                                                From 1997 to 1998, Senior Assets
                                                                                Management Counsel, Barnett
                                                                                Banks, Inc.  From 1996 to 1997,
                                                                                Partner, Groom and Nordberg,
                                                                                Chartered.  Prior to 1995, Associate
                                                                                General Counsel, Riggs Bank, N.A.

Kathy Heilig                            Vice President and Assistant            Treasurer of SEI Investments
1 Freedom Valley Drive                  Secretary                               Company, employee since 1987.
Oaks, PA 19456

James R. Foggo                          Vice President and Assistant            Vice President and Assistant
1 Freedom Valley Drive                  Secretary                               Secretary of the Administrator and
Oaks, PA 19456                                                                  the Distributor, employee since
                                                                                1998.  In 1998, associate Paul
                                                                                Weiss, Rifkind, Wharton &
                                                                                Garrison.  From 1995 to 1998,
                                                                                associate, Baker & McKenzie.
                                                                                Prior to 1995, associate, Battle
                                                                                Fowler, L.L.P.


         The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Mutual Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. SEI Investments Mutual Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the Funds. See "Manager and Administrator" and "Distributor" below. Messrs. Nagle, Robins, Cipperman, DellaCroce, O'Donnell and Foggo, and Ms. Orlow, Ms. Striegel, Ms. Gavalis and Ms. Heilig are employees and officers of SEI Investments Company. While SEI Investments Mutual Funds Services is a distinct legal entity from SEI Investments Distribution Co., SEI Investments Mutual Funds Services is considered to be an affiliated person of SEI Investments Distribution Co. under the 1940 Act due to, among other things, the fact that SEI Investments Distribution Co. and SEI Investments Mutual Funds Services are both controlled by the same ultimate parent company, SEI Investments Company.



         During the fiscal year ended July 31, 1998, fees paid to the disinterested Trustees for their services as Trustees aggregated $102,000. For the disinterested Trustees, the following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 1998:



  (1)                                        (2)                      (3)                  (4)                   (5)
Name of                                   Aggregate               Pension or         Estimated Annual     Total Compensation
Trustee                                 Compensation              Retirement           Benefits Upon           from Fund
                                         from Group            Benefits Accrued          Retirement          Complex Paid to
                                                                      as                                       Trustees
                                                                 Part of Fund
                                                                    Expenses
Thomas L. Braje                          $17,000                      None                  None          $17,000
David A. Goldfarb                        $17,000                      None                  None          $17,000
William R. Howell                        $17,000                      None                  None          $17,000
Joseph C. Jaeger                         $17,000                      None                  None          $17,000
Frederick J. Long                        $17,000                      None                  None          $17,000
Paul L. Smith                            $17,000                      None                  None          $17,000
Michael L. Noel*                         $17,000                      None                  None          $17,000
Robert M. Whitler*                       $17,000                      None                  None          $17,000


*Members of Advisory Board.

         The Advisory Board to the Board of Trustees is responsible for providing monitoring services and evaluating issues affecting the HighMark Funds pursuant to the direction of the Board of Trustees, and consulting and providing advice to the Board of Trustees regarding those issues.

INVESTMENT ADVISOR


         Investment advisory and management services are provided to each of the Funds by HighMark Capital Management, Inc. (the "Advisor"), (formerly Pacific Alliance Capital Management, a division of Union Bank of California), pursuant to an investment advisory agreement between the Advisor and HighMark Funds dated as of September 1, 1998 (the "Investment Advisory Agreement"). Union Bank of California serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. Union Bank of California also serves as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Mutual Funds Services. See "Manager and Administrator" below.



         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under GENERAL INFORMATION - Miscellaneous in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The

Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Advisor. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.



        The Investment Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Advisor's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.



         On September 1, 1998, the investment management unit at Union Bank of California, N.A., Pacific Alliance Capital Management was reorganized into a subsidiary of UnionBanCal Corporation. The new entity, HighMark Capital Management, Inc., is a California corporation registered under the 1940 Act.



         On April 1, 1996, the Bank of California, N.A., HighMark Funds' then-investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of the Bank of California and Union Bank (or its predecessor bank) has been in banking since the early 1900's, and historically, each has had significant investment functions within its trust and investment division. Union Bank of California, N.A. is a subsidiary of UnionBanCal Corporation, a publicly traded corporation, a majority of the shares of which are owned by Bank of Tokyo - Mitsubishi, Limited.



         For the services provided and expenses assumed by the Advisor pursuant to the Investment Advisory Agreement, Union Bank of California is entitled to receive fees from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1998, Union Bank of California received the following investment advisory fees: $2,265,301 from the Growth Fund; $2,825,963 from the Income Equity Fund; $2,602,642 from the Balanced Fund; $3,952,110 from the Value Momentum Fund; $680,108 from the Blue Chip Growth Fund; $577,471 from the Emerging Growth Fund; $629,025 from the International Equity Fund; $593,291 from the Bond Fund; $863,851 from the Intermediate-Term Bond Fund; $402,773 from the Government Securities Fund; $176,340 from the Convertible Securities Fund; $87,732 from the California Intermediate Tax-Free Bond Fund (an additional $245,284 in fees were voluntarily reduced); $6,250,527 from the Diversified Money Market Fund; $906,618 from the U.S. Government Money Market Fund; $2,383,235 from the 100% U.S. Treasury Money Market Fund (an additional $476,647 in fees were voluntarily reduced); and $462,600 from the California Tax-Free Money Market Fund (an additional $925,201 in fees were voluntarily reduced).

         For the fiscal year ended July 31, 1997, Union Bank of California received the following investment advisory fees: $666,964 from the Growth Fund (an additional $121,712 in fees were voluntarily reduced); $1,986,575 from the Income Equity Fund (an additional $658 in fees were voluntarily reduced); $1,025,689 from the Balanced Fund; $1,158,537 from the Value Momentum Fund; $254,574 from the Blue Chip Growth Fund; $229,671 from the Emerging Growth Fund; $218,664 from the International Equity Fund (an additional $9,751 in fees were voluntarily reduced); $294,637 from the Bond Fund (an additional $188,247 in fees were voluntarily reduced); $388,609 from the Intermediate-Term Bond Fund; $137,014 from the Government Securities Fund; $67,657 from the Convertible Securities Fund; $506 from the California Intermediate Tax-Free Bond Fund (an additional $41,978 in fees were voluntarily reduced); $2,181,976 from the Diversified Money Market Fund; $838,857 from the U.S. Government Money Market Fund; $1,377,080 from the 100% U.S. Treasury Money Market Fund (an additional $129,101 in fees were voluntarily reduced); and $124,611 from the California Tax-Free Money Market Fund (an additional $266,840 in fees were voluntarily reduced).

         For the fiscal year ended January 31, 1997,(1) Union Bank of California, N.A. received the following investment advisory fees: $1,630,000 from the Balanced Fund; $1,599,000 from the Value Momentum Fund; $437,000 from the Blue Chip Growth Fund; $428,000 from the Emerging Growth Fund; $413,000 from the International Equity Fund (an additional $49,000 in fees were voluntarily waived); $711,000 from the Intermediate-Term Bond Fund; $243,000 from the Government Securities Fund; $116,000 from the Convertible Securities Fund; $1,000 from the California Intermediate Tax-Free Bond Fund (an additional $49,000 in fees were voluntarily waived); $2,773,000 from the HighMark Diversified Money Market Fund; and $126,000 from the California Tax-Free Money Market Fund (an additional $265,000 in fees were voluntarily waived).(2)

         For the fiscal year ended July 31, 1996, Union Bank of California received the following investment advisory fees: $180,047 from the Growth Fund (an additional $182,161 in fees were voluntarily reduced); $1,722,014 from the Income Equity Fund (an additional $33,207 in fees were voluntarily reduced); $277,708 from the Bond Fund (an additional $256,561 in fees were voluntarily reduced); $944,226 from the U.S. Government Money Market Fund; and $1,203,300 from the 100% U.S. Treasury Money Market Obligations Fund.

         For the fiscal year ended January 31, 1996, the Adviser's predecessor received the following investment advisory fees: $1,238,970 from the Balanced Fund; $1,169,765 from the

--------

         (1) See "ADDITIONAL INFORMATION - Miscellaneous" for an explanation of the different fiscal year ends for each Fund.

         (2) Each of these Funds is the accounting survivor of a reorganization of two mutual funds. All fees paid by these Funds (or sub-advisory fees paid with respect to these Funds) for a fiscal year end of January 31 represent the fees paid by the accounting survivor prior to the reorganization.

Value Momentum Fund; $288,983 from the Blue Chip Growth Fund; $255,357 from the Emerging Growth Fund; $300,582 from the International Equity Fund (an additional $76,243 in fees were voluntarily waived); $648,012 from the Intermediate-Term Bond Fund; $185,894 from the Government Securities Fund; $77,050 from the Convertible Securities Fund; $3,065 from the California Intermediate Tax-Free Bond Fund (an additional $61,451 in fees were voluntarily waived); $2,002,595 from the HighMark Diversified Money Market Fund; and $113,705 from the California Tax-Free Money Market Fund (an additional $237,331 in fees were voluntarily waived).

THE SUB-ADVISORS


         The Advisor and Bank of Tokyo-Mitsubishi Trust Company ("BTMT") have entered into a sub-advisory agreement which relates to the Emerging Growth and Convertible Securities Funds. Prior to July 28, 1998, BTMT also served as the Sub-Advisor to the Blue Chip Growth Fund and Government Securities Fund. The Advisor and AXA Asset Management Partenaires ("AXA") have entered into a sub-advisory agreement which relates to the International Equity Fund. Prior to January 1, 1998, Tokyo-Mitsubishi Asset Management (U.K.), Ltd. ("TMAM") served as the International Equity Fund's Sub-Advisor. The Advisor and Brandes Investment Partners LP ("Brandes") have entered into a sub-advisory agreement which relates to the Small Cap Value Fund (BTMT, together with AXA and Brandes, are hereafter collectively, the "Sub-Advisors").



         Under its sub-advisory agreement, BTMT is entitled to a fee which is calculated daily and paid monthly at an annual rate of .30% of the average daily net assets of the Convertible Securities Fund and .50% of the average daily net assets of the Emerging Growth Fund. Such fee is paid by the Advisor, and BTMT receives no fees directly from a Fund. For the fiscal year ended July 31, 1998, BTMT received sub-advisory fees of $336,872 with respect to the Blue Chip Growth Fund (for the period August 1, 1997 to July 27, 1998); $36,920 with respect to the Emerging Growth Fund; $159,228 with respect to the Government Securities Fund (for the period August 1, 1997 to December 31, 1997); and $88,170 with respect to the Convertible Securities Fund. For the period ended July 31, 1997, BTMT received sub-advisory fees of $127,287 with respect to the Blue Chip Growth Fund; $143,545 with respect to the Emerging Growth Fund; $54,805 with respect to the Government Securities Fund; and $33,828 with respect to the Convertible Securities Fund. For the fiscal years ended January 31, 1997 and 1996, BTMT, or its predecessor, Bank of Tokyo Trust Company received sub-advisory fees of: $218,366 and $144,472, respectively, with respect to the Blue Chip Growth Fund; $267,497 and $159,198, respectively, with respect to the Emerging Growth Fund; $97,150 and $74,358, respectively, with respect to the Government Securities Fund; and $58,100 and $37,745, respectively, with respect to the Convertible Securities Fund.

         BTMT operates as a subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. BTMT was established in 1955 and has been providing asset management services since 1965.



         Under its sub-advisory agreement, AXA is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the International Equity Fund. Such a fee is paid by the Advisor, and AXA receives no fees directly from the International Equity Fund. For the period from January 1, 1998 to July 31, 1998, AXA received sub-advisory fees of $192,406. For the period from August 1, 1997 to December 31, 1997, TMAM received sub-advisory fees of $59,319. For the period ended July 31, 1997 and the fiscal year ended January 31, 1997, TMAM received sub-advisory fees of $72,131 and $145,865, respectively, with respect to the International Equity Fund.



         AXA operates as a subsidiary of the AXA Group. AXA was established in 1994.



         Under its sub-advisory agreement, Brandes is entitled to a fee which is calculated and paid monthly at the annual rate of .50% of the average of the market value of the assets of the Small Cap Value Fund allocated to Brandes. Such fee is paid by the Advisor, and Brandes receives no fees directly from the Small Cap Value Fund.


PORTFOLIO TRANSACTIONS


         Pursuant to the Investment Advisory Agreement, the Advisor determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Growth Fund, the Income Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Small Cap Value Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Advisor generally seeks competitive spreads or commissions on behalf of each of the Funds, HighMark Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor or the Sub-Advisors in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or the Sub-Advisors may receive orders for transactions by HighMark Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or the Sub-Advisors and does not reduce the advisory fees payable to the Advisor by HighMark Funds. Such information may be useful to the Advisor or the Sub-Advisors in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to HighMark Funds.



         Upon adoption by the Board of Trustees of certain procedures pursuant to Rule 17e-1 under the 1940 Act, HighMark Funds may execute portfolio transactions involving the payment of a brokerage fee through the Advisor, SEI Investments Distribution Co., and their affiliates in accordance with such procedures. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, Union Bank of California, or their affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.



         Investment decisions for each Fund of HighMark Funds are made independently from those for the other Funds or any other investment company or account managed by the Advisor or the Sub-Advisors. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Advisor or the Sub-Advisors believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or the Sub-Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for HighMark Funds, the Advisor or the Sub-Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Advisor, the Sub-Advisors, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Advisor and the Sub-Advisors, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

         During the fiscal year ended July 31, 1998, the following Funds paid the following aggregate brokerage commissions: Balanced Fund: $205,232; Blue Chip Growth Fund: $351,904; Emerging Growth Fund: $447,405; Growth Fund:
$465,576; Income Equity Fund: $638,230; Value Momentum Fund: $248,933; Convertible Securities Fund: $8,338; and International Equity Fund: $389,285. No brokerage was directed for any of the Funds. The following brokerage commissions were paid in the period ended July 31, 1997: Balanced Fund: $64,473; Blue Chip Growth Fund: $80,454; Emerging Growth Fund: $170,553; Growth Fund: $334,472; Income Equity Fund: $97,957; Value Momentum Fund: $118,620; Convertible Securities Fund: $990; and International Equity Fund: $58,381. The following brokerage commissions were paid in the fiscal year ended January 31, 1997:
$5,607 by the Convertible Securities Fund, $122,239 by the Value Momentum Fund, $133,907 by the Blue Chip Growth Fund, $159,120 by the Balanced Fund, $206,286 by the Emerging Growth Fund and $107,379 by the International Equity Fund. The following brokerage commissions were paid in the fiscal year ended July 31, 1996: $104,127 by the Growth Fund and $318,261 by the Income Equity Fund.


GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         The Advisor and the Sub-Advisors believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Advisor from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Advisor, or the Sub-Advisors, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Advisor and the Sub-Advisors and consider taking all action necessary in the circumstances.


         Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Advisor, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.


ADMINISTRATOR AND SUB-ADMINISTRATOR


         SEI Investments Mutual Funds Services (the "Administrator") serves as administrator to each of the Funds pursuant to the administration agreement dated as of February 15, 1997 between HighMark Funds and the Administrator (the "Administration Agreement").



         SEI Investments Mutual Funds Services is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investment Company ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other institutional mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, Boston 1784(R) Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, TIP Funds, ARK Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, TIP Institutional Funds, ARMADA Funds, The Expedition Funds and Oak Associates Funds.


         Pursuant to the Administration Agreement, the Administrator provides the Group with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Group. As described below, the Administrator has delegated part of its responsibilities under the Administration Agreement to Union Bank of California, N.A.


         For the fiscal year ended July 31, 1998 for its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees: $669,261 from the Growth Fund (an additional $85,839 in fees were voluntarily reduced); $847,789 from the Income Equity Fund (an additional $94,199 in fees were voluntarily reduced); $767,123 from the Balanced Fund (an additional $100,424 in fees were voluntarily reduced); $1,185,633 from the Value Momentum Fund (an additional $131,737 in fees were voluntarily reduced); $204,032 from the Blue Chip Growth Fund (an additional $22,670 in fees were voluntarily reduced); $129,931 from the Emerging Growth Fund (an additional $14,437 in fees were voluntarily reduced); $119,187 from the International Equity Fund (an additional $13,243 in fees were voluntarily reduced); $213,585 from the Bond Fund (an additional $23,732 in fees were voluntarily reduced); $310,986 from the Intermediate-Term Bond Fund (an additional $34,554 in fees were voluntarily reduced); $144,998 from the Government Securities Fund (an additional $16,111 in fees were voluntarily reduced); $52,902 from the Convertible Securities Fund (an additional $5,878 in fees were voluntarily reduced); $117,410 from the California Intermediate Tax-Free Bond Fund (an additional $15,796 in fees were voluntarily reduced); $3,750,316 from the Diversified Money Market Fund (an additional $416,702 in fees were voluntarily reduced); $543,971 from the U.S. Government Money Market Fund (an additional $60,441 in fees were voluntarily reduced); $1,715,929 from the 100% U.S. Treasury Money Market Fund (an additional $190,659 in fees were voluntarily reduced); and $832,681 from the California Tax-Free Money Market Fund (an additional $92,520 in fees were voluntarily reduced).



         For the fiscal year ended July 31, 1997, for its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees: $204,315 from the Growth Fund (an additional $22,032 in fees were voluntarily reduced); $605,282 from the Income Equity Fund (an additional $17,907 in fees were voluntarily reduced); $255,346 from the Balanced Fund (an additional $29,410 in fees were voluntarily reduced); $298,886 from the Value Momentum Fund (an additional $22,063 in fees were voluntarily reduced); $65,190 from the Blue Chip Growth Fund (an additional $4,683 in fees were voluntarily reduced); $44,080 from the Emerging Growth Fund (an additional $3,159 in fees were voluntarily reduced); $36,978 from the International Equity Fund (an additional $3,072 in fees were voluntarily reduced); $101,712 from the Bond Fund (an additional $25,352 in fees were voluntarily reduced); $118,137 from the Intermediate-Term Bond Fund (an additional $8,143 in fees were voluntarily reduced); $41,994 from the Government Securities Fund (an additional $2,987 in fees were voluntarily reduced); $17,347 from the Convertible Securities Fund (an additional $1,252 in fees were voluntarily reduced); $11,833 from the California Intermediate Tax-Free Bond Fund (an additional $2,604 in fees were voluntarily reduced); $1,141,740 from the Diversified Money Market Fund (an additional $88,254 in fees were voluntarily reduced); $439,141 from the U.S. Government Money Market Fund (an additional $14,294 in fees were voluntarily reduced); $815,457 from the 100% U.S. Treasury Money Market Fund (an additional $45,215 in fees were voluntarily reduced); and $207,633 from the California Tax-Free Money Market Fund (an additional $15,291 in fees were voluntarily reduced).

         For the fiscal year ended January 31, 1997, the Administrator received the following fees: $342,000 from the Balanced Fund; $336,000 from the Value Momentum Fund; $92,000 from the Blue Chip Growth Fund; $67,000 from the Emerging Growth Fund; $60,000 from the International Equity Fund; $179,000 from the Intermediate-Term Bond Fund; $61,000 from the Government Securities Fund; $24,000 from the Convertible Securities Fund; $13,000 from the California Intermediate Tax-Free Bond Fund; $1,163,000 from the HighMark Diversified Money Market Fund; and $164,00 from the California Tax-Free Money Market Fund.


         Through the fiscal year ended July 31, 1996 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services") served as HighMark Funds' administrator. For its services as administrator and expenses assumed pursuant to the administration agreement between BISYS Fund Services and HighMark Funds, BISYS Fund Services received a fee from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1996, BISYS Fund Services earned the following administration fees: $72,337 from the Growth Fund; $520,671 from the Income Equity Fund; $80,226 from the Bond Fund (an additional $43,205 in fees were voluntarily reduced); $472,171 from the U.S. Government Money Market Fund; and $601,680 from the 100% U.S. Treasury Money Market Fund.


         For the fiscal year ended January 31, 1996, the Administrator received the following fees: $276,935 from the Balanced Fund; $261,423 from the Value Momentum Fund; $288,983 from the Blue Chip Growth Fund; $42,746 from the Emerging Growth Fund; $54,149 from the International Equity Fund; $173,915 from the Intermediate-Term Bond Fund; $49,832 from the Government Securities Fund; $17,197 from the Convertible Securities Fund; $17,405 from the California Intermediate Tax-Free Bond Fund; $895,102 from the HighMark Diversified Money Market Fund; and $157,204 from the California Tax-Free Money Market Fund.




         The Administration Agreement became effective on February 15, 1997, unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement, as amended, will continue in effect until July 31, 1999. The Administration Agreement thereafter shall be renewed automatically for successive annual terms. The Administration Agreement is terminable at any time with respect to a particular Fund or HighMark Funds as a whole by either party without penalty for any reason upon 90 days' written notice by the party effecting such termination to the other party.


         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by HighMark Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.


         The Administration Agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and the Administrator shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and Union Bank of California, N.A., Union Bank of California, N.A. will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.05% of each Fund's average daily net assets.


SHAREHOLDER SERVICES PLANS


         HighMark Funds has adopted two Shareholder Services Plans, one for Fiduciary Class and Class A Shares, and one for Class B Shares (collectively, the "Services Plans") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi, Ltd., Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of a Fund. In consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of Shares of a Fund, pursuant to each plan.


         The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of a Fund.


         As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider has agreed to provide certain shareholder support services in connection with Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining Shareholder accounts; (ii) providing information periodically to Shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to Shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from Shareholders concerning their investments in Shares; (vi) forwarding Shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Shareholders; (vii) processing purchase, exchange and redemption requests from Shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting Shareholders in changing dividend options, account designations, and addresses;
(ix) providing subaccounting with respect to Shares beneficially owned by Shareholders; (x) processing dividend payments from HighMark Funds on behalf of the Shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.


EXPENSES


         HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Mutual Funds Services or SEI Investments Distribution Co., Securities and Exchange Commission fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.


DISTRIBUTOR


         SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997 between HighMark Funds and the Distributor for the Fiduciary Class and Class A Shares, and pursuant to a distribution agreement dated June 18, 1997 between HighMark Funds and the Distributor for Class B Shares (collectively, the "Distribution Agreements").


         Unless terminated, the Distribution Agreements will continue in effect until July 31, 1999 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreements or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreements, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements are terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreements terminate in the event of their assignment, as defined in the 1940 Act.

         The Distribution Plans. The operation of the Distribution Plans, the 0.25% fee payable under HighMark Funds' Distribution Plans to which the Class A Shares of the Funds are presently subject and the 0.75% fee to which the Class B Shares are presently subject are described in each such Fund's Prospectus under "SERVICE ARRANGEMENTS -The Distribution Plans." For the fiscal year ended July 31, 1998, the Distributor received in respect of the sale of Class A Shares distribution fees of: $26,261 from the Growth Fund; $46,119 from the Income Equity Fund; $24,891 from the Balanced Fund; $72,706 from the Value Momentum Fund; $2,480,819 from the Diversified Money Market Fund; $171,678 from the U.S. Government Money Market Fund; $1,720,731 from the 100% U.S. Treasury Money Market Fund; and $651,837 from the California Tax-Free Money Market Fund. For the fiscal year ended July 31, 1998, the Distributor received in respect of the sale of Class B Shares distribution fees of: $1 from the U.S. Government Money Market Fund; $3,364 from the Income Equity Fund; $10,778 from the Value Momentum Fund; $3,192 from the Growth Fund; and $1,282 from the Balanced Fund.


         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of that Fund's Retail Shareholders. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.


         Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.


TRANSFER AGENT AND CUSTODIAN SERVICES


         State Street Bank and Trust Company performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). As each Fund's transfer agent, State Street Bank and Trust Company processes purchases and redemptions of each Fund's Shares and maintains each Fund's Shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a Shareholders's account.


         Under the Transfer Agency Agreement, HighMark Funds has agreed to pay State Street Bank and Trust Company annual fees at the rate of $18,000 per Retail class/per Fund. The Distributor has agreed to pay State Street Bank and Trust Company annual fees at the rate of $15,000 per Fiduciary class/per Fund. In addition, there will be an annual account maintenance fee of $25.00 per account and IRA Custodial fees totaling $15.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. State Street Bank and Trust Company may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.



         Union Bank of California, N.A. serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 23, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.


         Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to each Fund at an annual rate of .01% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on a transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.


AUDITORS


         The financial statements of HighMark Funds for the period ended July 31, 1998, incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent accountants, as set forth in their report also incorporated by reference into this Statement of Additional Information, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, are counsel to HighMark Funds and will pass upon the legality of the Shares offered hereby.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES


         HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of seventeen series of Shares, representing units of beneficial interest in the Growth Fund, the Income Equity Fund, the Balanced Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Small Cap Value Fund, the Bond Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund. As described in the Prospectuses, selected Funds have been divided into three classes of Shares, designated Class A and Class B Shares (collectively, "Retail Shares") and Fiduciary Shares.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, Retail and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.


         As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.


         Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of HighMark Funds voting without regard to series.

         Although not governed by Rule 18f-2, Retail Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.


SHAREHOLDER AND TRUSTEE LIABILITY


         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that Shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.


         The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.



THE REORGANIZATION OF THE IRA FUND AND HIGHMARK FUNDS



         As of June 23, 1988, pursuant to an Agreement and Plan of Reorganization between the IRA Fund, HighMark Funds, and the Bank of California, substantially all of the assets of the IRA Fund's Income Equity Portfolio, and Bond Portfolio were transferred to HighMark Funds' Income Equity Fund, and Bond Fund, respectively, in exchange for such Fund's Shares, and substantially all of the assets of the IRA Fund's Short Term Portfolio were transferred to one or more of HighMark Funds' Money Market Funds in exchange for Shares of such Money Market Fund or Funds. Prior to June 23, 1988, the aggregate total return and average annual total return of the Bond Fund and Income Equity Fund reflect the aggregate total return and average annual total return of the IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio, respectively. The IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio both received investment advice from the same division of the Bank of California subsequently known as Pacific Alliance Capital Management and eventually reorganized as HighMark Capital Management, Inc. and had investment objectives, policies and restrictions substantially similar to those of the Bond Fund and the Income Equity Fund, respectively. However, potential investors should be aware that both the nature and amount of fees and expenses of the IRA Fund Bond Portfolio and the Bond Fund and those of the IRA Fund Income Equity Portfolio and the Income Equity Fund differ.

CALCULATION OF PERFORMANCE DATA


         From time to time, articles relating to the performance, rankings, and other investment characteristics of mutual funds and their investment advisors, including the Funds and the Advisor, may appear in national, regional, and local publications. In particular, some publications may publish their own rankings or performance reviews of mutual funds and their investment advisors, including the Funds and the Advisor. Various mutual fund or market indices may also serve as a basis for comparison of the performance of the Funds with other mutual funds or mutual fund portfolios with comparable investment objectives and policies. In addition to the indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, references to or reprints from the following publications may be used in HighMark Funds' promotional literature: IBC/Donoghue's Money Fund Report, Ibbotson Associates of Chicago, MorningStar, Lipper Analytical Services, Inc., CDA/Wiesenberger Investment Company Services, SEI Financial Services, Callan Associates, Wilshire Associates, MONEY Magazine, Pension and Investment Age, Forbes Magazine, Business Week, American Banker, Fortune Magazine, Institutional Investor, Barron's National Business & Financial Weekly, The Wall Street Journal, New York Times, San Francisco Chronicle and Examiner, Los Angeles Times, U.S.A. Today, Sacramento Bee, Seattle Times, Seattle Daily Journal of Commerce, Seattle Post/Intelligence, Seattle Business Journal, Tacoma New Tribune, Bellevue Journal-American, The Oregonian, Puget Sound Business Journal, Portland Chamber of Commerce and Portland Daily Journal of Commerce/Portland Business Today. Shareholders may call toll free 1-800-433-6884 for current information concerning the performance of each of the Funds.


         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within HighMark Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds. In addition, the California Tax- Free Fund may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         Based on the seven-day period ended July 31, 1998 (the "base period" for the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund), the yield of the Diversified Money Market Fund's Class A Shares and Fiduciary Shares was 4.91% and 5.15%, respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 5.03% and 5.29%, respectively; the yield of the U.S. Government Money Market Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.76%, 4.32% and 5.01%, respectively, and the effective yield of the Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.88%, 4.42% and 5.14%, respectively; the yield of the 100% U.S. Treasury Money Market Fund's Class A Shares and Fiduciary Shares was 4.57% and 4.82% respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.67% and 4.93% respectively; and the yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 2.71% and 2.96% respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 2.74% and 3.00%, respectively. The yield of each Fund's Class A Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each Fund's Class A Shares, Class B Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.


         Based on the thirty-day period ended July 31, 1998, the yield of the Diversified Money Market Fund's Class A Shares and Fiduciary Shares was 4.88% and 5.12% respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 5.00% and 5.26%, respectively; the yield of the U.S. Government Money Market Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.76%, 4.32% and 5.00%, respectively, and the effective yield of the Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.87%, 4.42% and 5.13%, respectively; the yield of the 100% U.S. Treasury Money Market Fund's Class A Shares and Fiduciary Shares was 4.55% and 4.80%, respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.65% and 4.92%, respectively; and the yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 2.49% and 2.73%, respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 2.51% and 2.77%, respectively. The yield of each Fund's Class A Shares, Class B Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the thirty-day period, and multiplying the net change by 365/30 (or approximately twelve months). The effective yield of each Fund's Class A Shares, Class B Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the thirty-day period, raising that sum to a power equal to 365/30, and subtracting 1 from the result.

      Based on the seven-day period ended July 31, 1998, the tax-equivalent yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 4.49% and 4.90% respectively (using a federal income tax rate of 39.6%), and 5.49% and 5.99% respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.54% and 4.97%, respectively (using a federal income tax rate of 39.6%), and 5.55% and 6.07%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%).


         Based on the thirty-day period ended July 31, 1998, the tax-equivalent yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 4.12% and 4.52%, respectively (using a federal income tax rate of 39.6%), and 5.04% and 5.53%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.16% and 4.59%, respectively (using a federal income tax rate of 39.6%), and 5.08% and 5.61%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%).


         The tax-equivalent yield of the Class A Shares and Fiduciary Shares, respectively, of the California Tax-Free Fund was computed by dividing that portion of the yield of the Class that is tax-exempt by 1 minus the stated income tax rate (or rates) and adding the product to that portion, if any, of the yield of the Class that is not tax-exempt. The tax-equivalent effective yield of the Fund's Class A Shares and Fiduciary Shares, respectively, was computed by dividing that portion of the effective yield of the Class which is tax-exempt by 1 minus the stated income tax rate (or rates) and adding to that portion, if any, of the effective yield of the Class that is not tax-exempt.


         For the year ended July 31, 1998, the one-year average annual total return of the Diversified Money Market Fund's Class A and Fiduciary Shares was 5.01% and 5.27%, respectively; of the U.S. Government Money Market Fund's
Class A and Fiduciary Shares was 4.90% and 5.16%, respectively; of the 100% U.S. Treasury Money Market Fund's Class A and Fiduciary Shares was 4.75% and 5.02%, respectively; and of the California Tax-Free Money Market Fund's Class A and Fiduciary Shares was 2.89% and 3.14%, respectively.


         For the period ended July 31, 1998, the five-year average annual total return of the Diversified Money Market Fund's Class A and Fiduciary Shares was 4.54% and 4.78%, respectively; of the U.S. Government Money Market Fund's Class A and Fiduciary Shares was 4.41% and 4.48%, respectively; of the 100% U.S. Treasury Money Market Fund's Class A and Fiduciary Shares was 4.29% and 4.35%, respectively; and of the California Tax-Free Money Market Fund's Class A and Fiduciary Shares was 2.72% and 3.04%, respectively.

         For the period since commencement of operations of each class of shares of the Funds through July 31, 1998, the average annual total return of the Diversified Money Market Fund's Class A Shares (class inception on May 28,
1991) and Fiduciary Shares (commencement of operations on February 2, 1991) was 4.33% and 4.65%, respectively; of the U.S. Government Money Market Fund's Class A Shares (class inception on December 1, 1990), Class B Shares (class inception on February 2, 1998) and Fiduciary Shares (commencement of operations on August 10, 1987) was 5.35%, 5.35% (annualized) and 5.36%, respectively; of the 100% U.S. Treasury Money Market Fund's Class A Shares (class inception on December
1, 1990) and Fiduciary Shares (commencement of operations on August 10, 1987) was 5.26% and 5.29%, respectively; and of the California Tax-Free Money Market Fund's Class A Shares (class inception on June 25, 1991) and Fiduciary Shares (commencement of operations on June 10, 1991) was 2.66% and 2.98%, respectively.


         Prior to June 23, 1988 (the date on which the Income Equity Fund and the Bond Fund commenced operations as a result of the reorganization involving the IRA Fund Income Equity Portfolio and the IRA Fund Bond Portfolio, respectively, as described under "ADDITIONAL INFORMATION - The Reorganization of the IRA Fund and HighMark Funds" above), the total return and average annual total return of the Income Equity Fund and the Bond Fund reflects the total return and average annual total return of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio, respectively. Each IRA Fund Portfolio received investment advice from the same division of the Bank of California subsequently known as Pacific Alliance Capital Management and then reorganized as HighMark Capital Management, Inc, and had substantially similar investment objectives, policies, and restrictions of the Fund into which it was reorganized. However, potential investors in the Income Equity Fund, and the Bond Fund should be aware that both the nature and amount of fees and expenses of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio differ from the Fund into which the respective IRA Fund Portfolios were reorganized. See "Management of HighMark Funds - Investment Advisor" and the Statements of Operations in the Financial Statements with respect to the Income Equity Fund, and the Bond Fund and the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio for the applicable period ended July 31, 1989 and June 22, 1988 contained in this Statement of Additional Information.


         The performance figures relating to the Class A Shares and Class B Shares reflect the sales charge and distribution fees to which each Class is subject. Because only Class A Shares and Class B Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Class A Shares and Class B Shares will be lower than that relating to the Funds' Fiduciary Shares.


         With respect to Fiduciary Shares, for the one-year period ended July 31, 1998, average annual total returns were as follows: for the Income Equity -- 10.79%, Value Momentum -- 9.22%, Growth -- 22.59%, Emerging Growth -- 3.37%, Blue Chip Growth -- 8.67%, Balanced -- 7.31%, International Equity -- (0.82)%, Convertible Securities -- 3.02%, Government Securities -- 7.08%, Intermediate-Term Bond -- 6.37%, Bond -- 7.41% and California Intermediate Tax-Free Bond Funds -- 4.75%.

         With respect to Class A Shares, for the one-year period ended July 31, 1998, average annual total returns (with maximum sales load) were as follows: for the Income Equity -- 5.53%, Value Momentum -- 4.06%, Growth -- 16.76%, Balanced -- 2.27%, Intermediate- Term Bond -- 3.17%, Bond -- 4.22% and California Intermediate Tax-Free Bond Funds -- 1.51%. For the same period, average annual total returns (without sales load) were as follows: for the Income Equity -- 10.50%, Value Momentum -- 8.96%, Growth -- 22.26%, Balanced -- 7.12%, Intermediate-Term Bond -- 6.38%, Bond -- 7.47%, California Intermediate Tax-Free Bond Funds -- 4.66%.



         With respect to Fiduciary Shares, for the five year period through July 31, 1998, average annual total returns were as follows: for the Income Equity -- 17.54%, Value Momentum -- 19.73%, Balanced -- 13.75%, Intermediate-Term Bond -- 5.52% and Bond Funds -- 5.70%.



         With respect to Class A Shares, for the five year period through July 31, 1998, average annual total returns (with maximum sales load) were as follows: for the Value Momentum -- 18.48%, Balanced -- 12.56% and
Intermediate-Term Bond Funds -- 4.87%. For the same period, average annual total returns (without sales load) were as follows: for the Value Momentum -- 19.57%, Balanced -- 13.59% and Intermediate-Term Bond -- 5.50%.



         With respect to Fiduciary Shares, for the ten year period through July 31, 1998, average annual total returns were as follows: for the Income Equity -- 15.12% and Bond Funds -- 8.17%.



         With respect to Fiduciary Shares, for the period since commencement of operations of each of the Funds through July 31, 1998, average annual total returns were as follows: for the Income Equity -- 15.88% (commencement of operations on February 9, 1984), Value Momentum -- 18.12% (commencement of operations on February 1, 1991), Growth -- 21.76% (commencement of operations on November 18, 1993), Emerging Growth -- 12.11% (commencement of operations on February 1, 1994), Blue Chip Growth -- 17.92% (commencement of operations on February 1, 1994), Balanced -- 13.21% (commencement of operations on February 1,
1991), International Equity -- 6.24% (commencement of operations on February 1,
1995), Convertible Securities -- 9.26% (commencement of operations on February 1, 1994), Government Securities -- 5.14% (commencement of operations on February 1, 1994), Intermediate-Term Bond -- 7.63% (commencement of operations on February 1, 1991), Bond -- 9.34% (commencement of operations on February 15,
1984) and California Intermediate Tax-Free Bond Funds -- 4.84% (commencement of operations on October 15, 1993).

         With respect to Class A Shares, for the period since commencement of operations of each of the Funds through July 31, 1998, average annual total returns (with maximum sales load) were as follows: for the Income Equity -- 19.38% (class inception on June 20, 1994), Value Momentum -- 17.49% (class inception on April 2, 1994), Growth -- 24.46% (class inception on June 20,
1994), Balanced -- 12.51% (class inception on November 13, 1992), Intermediate-Term Bond -- 6.18% (class inception on February 3, 1992), Bond -- 7.12% (class inception on June 20, 1994) and California Intermediate Tax-Free Bond Funds -- 4.12% (class inception on October 15, 1993). For the same period, average annual total returns (without sales load) were as follows: for the Income Equity -- 20.73%, Value Momentum -- 18.34%, Growth -- 25.87%, Balanced -- 13.42%, Intermediate-Term Bond -- 6.67%, Bond -- 7.91% and California Intermediate Tax-Free Bond Funds -- 4.78%.



         With respect to Class B Shares, for the period since commencement of operations (class inception on February 2, 1998) of each of the Funds through July 31, 1998, average annual total returns (annualized), with maximum sales load, were as follows: for the Income Equity -- 8.10%, Value Momentum -- (1.06)%, Growth -- 23.71% and Balanced Funds -- (0.68)%. For the same period, average annual total returns, without sales load, were as follows: for the Income Equity -- 13.10%, Value Momentum -- 3.94%, Growth -- 28.71% and Balanced Funds -- 11.32%.

         Each Fund's respective average annual total return and/or aggregate total return was calculated by determining the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period (utilizing, when appropriate, performance information from the applicable IRA Fund Portfolio prior to June 23, 1988) that would equate the initial amount invested to the ending redeemable value of the investment; in the case of the average annual total return, this amount (representing the Fund's total return) was then averaged over the relevant number of years. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from changes in Share price and reinvestment of dividends and capital gains distributions.


         For the thirty-day period ended July 31, 1998, the yield for the Class A, Class B and Fiduciary Shares of the Growth Fund was 0%, 0% and 0%, respectively; for the Class A, Class B and Fiduciary Shares of the Income Equity Fund was 1.00%, 0.41% and 1.34%, respectively; for the Class A, Class B and Fiduciary Shares of the Balanced Fund was 2.25%, 1.75% and 2.61%, respectively; for the Class A, Class B and Fiduciary Shares of the Value Momentum Fund was 0.89%, 0.18% and 1.19%, respectively; for the Fiduciary Shares of the Emerging Growth Fund was 0.29%, respectively; for the Class A and Fiduciary Shares of the Intermediate-Term Bond Fund was 5.30% and 5.47%, respectively; for the Class A and Fiduciary Shares of the California Intermediate Tax-Free Bond Fund was 3.83% and 3.95%, respectively; for the Class A and Fiduciary Shares of the Bond Fund was 5.48% and 5.68%, respectively; for the Fiduciary Shares of the Blue Chip Growth Fund was 0.14%; for the Fiduciary Shares of the International Equity Fund was 0%; for the Fiduciary Shares of the Convertible Securities Fund was 2.89%; and for the Government Securities Fund was 5.02%. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


         Standardized Yield = 2 [(a-b + 1)(6) - 1]
                                  ---
                                  cd

The symbols above represent the following factors:

a =      dividends and interest earned during the 30-day period.
b =      expenses accrued for the period (net of reimbursements).
c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. Because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ.





         All performance information presented is based on past performance and does not predict future performance.


MISCELLANEOUS

         Prior to April 28, 1997, the California Tax-Free Money Market Fund, the HighMark Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund and, prior to May 1, 1997, the Convertible Securities Fund did not yet operate as HighMark Funds. Prior to operating as HighMark Funds, each Fund had a fiscal year end of January 31 (rather than July 31). Most of the financial and investment information (e.g., fees paid to service providers and portfolio turnover) presented in this Statement of Additional Information and in the Prospectuses is based on a Fund's fiscal year end. Each of these Funds is the accounting survivor of a reorganization of two mutual funds. All fees paid by these Funds (or sub-advisory fees paid with respect to these Funds) for a fiscal year end of January 31 represent the fees paid by the accounting survivor prior to the reorganization. As a result, for each of these Funds, and for the Diversified Money Market Fund and the Balanced Fund, for the fiscal year ended July 31, 1997, the financial and investment information is provided for the period February 1, 1997 through July 31, 1997. Therefore, for these Funds for each prior fiscal year, the financial and investment information is provided for the period February 1 through January 31.

         For all of the other Funds information for a fiscal year is provided for the period August 1 through July 31 (or such other shorter period if the Fund began operations after August 1).


         HighMark Funds is not required to hold meetings of Shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


         HighMark Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of HighMark Funds.


         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.


         The 1998 Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 1998. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such

Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

         No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


         As of November 18, 1998, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds. As of November 18, 1998, HighMark Funds believes that Union Bank of California was the shareholder of record of 97.95% of the Fiduciary Shares of the Growth Fund, 84.03% of the Fiduciary Shares of the Income Equity Fund, 78.98% of the Fiduciary Shares of the Balanced Fund, 97.29% of the Fiduciary Shares of the Bond Fund, 99.69% of the Fiduciary Shares of the Intermediate-Term Bond Fund, 94.99% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 8.59% of the Fiduciary Shares of the Government Securities Fund, 17.61% of the Fiduciary Shares of the Convertible Securities Fund, 84.76% of the Fiduciary Shares of the Value Momentum Fund, 39.68% of the Fiduciary Shares of the Blue Chip Growth Fund, 51.38% of the Fiduciary Shares of the Emerging Growth Fund, 97.47% of the Fiduciary Shares of the U.S. Government Money Market Fund, 97.16% of the Fiduciary Shares of the Diversified Money Market Fund, 95.20% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and 99.84% of the Fiduciary Shares of the California Tax-Free Money Market Fund. As of November 18, 1998, HighMark Funds believes that Bank of Tokyo Trust Company was the shareholder of record of 87.07% of the Fiduciary Shares of the Government Securities Fund, 82.37% of the Fiduciary Shares of the Convertible Securities Fund, 60.31% of the Fiduciary Shares of the Blue Chip Growth Fund, and 48.26% of the Fiduciary Shares of the Emerging Growth Fund.


         As of November 18, 1998, HighMark Funds believes that Union Bank of California had voting power with respect to 35.28% of the Growth Fund Fiduciary Shares, 11.91% of the Income Equity Fund Fiduciary Shares, 11.85% of the Balanced Fund Fiduciary Shares, 6.77% of the Bond Fund Fiduciary Shares, 19.13% of the Value Momentum Fund Fiduciary Shares, and 57.14% of the International Equity Fund Fiduciary Shares.

         The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of November 18, 1998.

                               5% OR MORE OWNERS

                       INCOME EQUITY FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

The Kendall Jackson Fndtn. Inc.                                                 5.48%
Wendy Petersen
421 Aviation Blvd.
Santa Rosa, CA  95403-1069

                       INCOME EQUITY FUND - CLASS B SHARES

         Name and Address                                              Percentage of Ownership of Record

Sergey Tikhomirov                                                               6.03%
c/o Gary Dunn CPA
1690 West Shaw, Suite 210
Fresno, CA  93711-3516

                      INCOME EQUITY FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record
Lane & Company                                                                  50.36%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

Union Bank                                                                      33.67%
Lane & Co. Reinvest
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

         Name and Address                                              Percentage of Beneficial Ownership

Union Bank of California 401(k) Plan                                            11.91%
350 California Street
San Francisco, CA  94104


                     VALUE MOMENTUM FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Mellon Bank NA Trustee for Dept.                                                10.41%
  of Personnel Admin. of State of California
Attn:  Wally Adebayo
One Cabot Road, Mail Zone 028-003I
Medford, MA  02155-5141

Lane & Company                                                                  84.76%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

Union Bank of California Retirement Plan                                         9.79%
350 California Street
San Francisco, CA  94104

Union Bank of California 401(k) Plan                                             9.34%
350 California Street
San Francisco, CA  94104


                          GROWTH FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

The Kendall Jackson Fndtn. Inc.                                                  6.16%
Wendy Petersen
421 Aviation Blvd.
Santa Rosa, CA  95403-1069


                         GROWTH FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Lane & Company                                                                  97.95%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

Union Bank of California Retirement Plan                                        17.78%
350 California Street
San Francisco, CA  94104

Union Bank of California 401(k) Plan                                            17.50%
350 California Street
San Francisco, CA  94104

                         BALANCED FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record
Ty Yeh                                                                           7.50%
Yeh Family Trust
U/A 9/11/91
2048 Studebaker Rd.
Long Beach, CA  90815-3539


                         BALANCED FUND - CLASS B SHARES

         Name and Address                                              Percentage of Ownership of Record

Union Bank of California Cust.                                                   5.73%
IRA of Joji Yoshida
Rollover
5218 Carmen St.
Torrance, CA  90503-6318

                        BALANCED FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

American Express Trust Company                                                   9.58%
As Agent for NBC Savings and Retirement Plan
Attn:  Nancy Jendro Trust Operations
P.O. Box 534
Minneapolis, MN  55440-0534

PFTC.  Trustee Nissan Empl. Sav. Pln.                                            5.20%


Putnam Investments DCPA
Nissan Motor Corporation
Location 31
P.O. Box 9740
Providence, RI  02940-9740

Lane & Company                                                                  78.98%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

Nissan Motor Corp USA                                                           5.20%
P.O. Box 191
Gardena, Ca  90248-0191

Nummi Savings Plan                                                              9.32%
45500 Fremont Blvd.
Fremont, CA  94538

NEC America, Inc                                                                9.58%
8 Old Sod Farm Road
Melville, NY  11747

Union Bank of California 401(k) Plan                                            11.85%
350 California Street
San Francisco, CA  94104


                      SMALL CAP VALUE FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

Elizabeth Pearce                                                                 7.48%
135 Driftwood
Marina Del Ray, CA  90292-5734

Charles J. Bommarito                                                            11.84%
1101 Chardonnay Way
Modesto, CA  95351-5113

Union Bank TTBE.                                                                16.32%
IRA of Clark R. Gates
Rollover IRA
2090 Pacific Ave., #404
San Francisco, CA  94109-2248

Small Business Plan P.S.                                                        41.11%
Union Bank of California TTBE.
Thomas J. Gram, Prof. Corp. P/Adm.
5800 Shellmound St., Suite 210
Emeryville, CA  94608-1931

Union Bank TTBE.                                                                8.22%
IRA of Janice Anderson Gram
Rollover IRA
8 Venado Drive
Tiburon, CA  94920-1626


                      SMALL CAP VALUE FUND - CLASS B SHARES

         Name and Address                                              Percentage of Ownership of Record
Hayakawa Trust                                                                   31.43%
William N. Hayakawa
U/A 03/09/1995
4805 Terra Granada Dr., #1B
Walnut Creek, CA  94595-4088

David Benvenuti MD TTBE.                                                         63.91%
The Ret. Tr. David Benvenuti MD Inc.
106 Linda Isle
Newport Beach, CA  92660-7210

                     SMALL CAP VALUE FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record
Lane & Company                                                                  99.27%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

Union Bank of California Retirement Plan                                        99.02%
350 California Street
San Francisco, CA  94104


                     EMERGING GROWTH FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

BOTT Pension                                                                    48.26%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas, Fl. 10
New York, NY  10020-1104

Lane & Company                                                                  51.38%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

                    BLUE CHIP GROWTH FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

BOTT Pension                                                                    60.31%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas, Fl. 10
New York, NY  10020-1104

Lane & Company                                                                  39.68%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

         Name and Address                                              Percentage of Beneficial Ownership

TDK USA Pension Plan                                                            6.43%
12 Harbor Park Drive
Port Washington, NY  11050

BTM U.S. Agency Retirement Plan                                                 15.91%
1251 Avenue of the Americas
New York, NY  11020

                 CONVERTIBLE SECURITIES FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

BOTT Pension                                                                    82.37%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas, Fl. 10
New York, NY  10020-1104

Lane & Company                                                                  17.61%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

BTM U.S. Agency Retirement Plan                                                 33.16%
1251 Avenue of the Americas
New York, NY  11020

TDK USA Pension Plan                                                             5.61%
12 Harbor Park Drive
Port Washington, NY  11050


                  GOVERNMENT SECURITIES FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

BOTT Pension                                                                    87.07%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas, Fl. 10
New York, NY  10020-1104


Lane & Company                                                                  8.59%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

BTM U.S. Agency Retirement Plan                                                 14.21%
1251 Avenue of the Americas
New York, NY  10020

Marubeni America Retirement Plan                                                7.95%
450 Lexington Avenue
New York, NY  10017

Tokio Marine Retirement Plan                                                     7.04%
101 Park Avenue
New York, NY  10178

TDK USA Pension Plan                                                             6.89%
12 Harbor Park Drive
Port Washington, NY  11050

                           BOND FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

Northwestern Trst. & Advisory Co. TTBE                                           6.98%
1201 3rd Ave., Suite 2010
Seattle, WA  98101-3026

Exchange Bank TTBE                                                               6.00%
FBO Helen Kelly Trust
P.O. Box 208
Santa Rosa, CA  95402-0208

Alice A. Swenning Trust                                                          6.51%
The Swenning Fam. TTBE
U/A 9/23/91
1447 21st Ave.
Kingsburg, CA  93631-2027

P&H Metal Products Corp.                                                        9.80%
George Paikos David Long TTBE
U/A 07/01/93
27795 Avenue Hopkins
Valencia, CA  91355-1223

                          BOND FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Lane & Company                                                                  59.84%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

Union Bank                                                                      37.45%
Lane & Co. Reinvest
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


         Name and Address                                              Percentage of Beneficial Ownership

Union Bank of California 401(k) Plan                                             6.77%
350 California Street
San Francisco, CA  94104

Nummi Hourly Retirement Plan                                                     5.18%
45500 Fremont Blvd.
Fremont, CA  94538


                  INTERMEDIATE-TERM BOND FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record
National Financial Services Corp.                                                91.76%
  for Exclusive Benefit of Our Cust.
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                 INTERMEDIATE-TERM BOND FUND - FIDUCIARY SHARES



         Name and Address                                              Percentage of Ownership of Record

Lane & Company                                                                  99.69%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

Henry & Marcy Tenenblatt Trust                                                  12.74%
Henry Tenenblatt
U/A 08/03/87
16323 Shadow Mountain
Pacific Palisades, CA  90272-2353

Bill S. Tsutagawa                                                                6.28%
Yuriko Tsutagawa
2242 Valley Rd.
Oceanside, CA  92056-3107

Peter Johnson                                                                   21.10%
10350 N. Torrey Pines Rd., #100
La Jolla, CA  92037-1018

Larry Strasbaugh                                                                 6.16%
2555 W. Poza Road
Santa Margarita, CA  93453-9621

The Featherston Trust                                                            6.11%
Lawrence H. Featherston
U/A 10/19/95
1300 S. Montezuma Way
West Covina, CA  91791-3738

Aaron Belokamen                                                                  6.62%
Lilian Belokamen
11610 Bellagio Rd.
Los Angeles, CA  90049-2113


          CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Lane & Company                                                                  94.99%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109


                  INTERNATIONAL EQUITY FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Beneficial Ownership

Nummi Hourly Retirement Plan                                                     5.72%
45500 Fremont Blvd
Fremont, CA  94538

Union Bank of California Retirement Plan                                        57.14%
350 California Street
San Francisco, CA  94104


                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

National Financial Services Corp                                                99.38%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908


                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Union Bank                                                                      78.98%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

Union Bank                                                                      18.18%
Lane & Co Reinvest
Attn:  Kathleen Heilman
PO Box 120109
San Diego, CA  92112-0109

                U.S GOVERNMENT MONEY MARKET FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

National Financial Services Corp                                                98.48%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908


                U.S GOVERNMENT MONEY MARKET FUND - CLASS B SHARES

         Name and Address                                              Percentage of Ownership of Record

Zenadia F. Loreto                                                               43.01%
18225 Camino Bello #2
Rowland Heights, CA 91748-2642

Kendall Cho Cust                                                                18.88%
Andrew Cho UTMA CA
12110 Rivera
Tustin, CA 92782-1207

Kendall Cho Cust                                                                18.88%
Addison Cho UTMA CA
12110 Rivera
Tustin, CA 92782-1207

Kendall Cho Cust                                                                18.88%
Austin Cho UTMA CA
12110 Rivera
Tustin, CA 92782-1207

               U.S GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Union Bank                                                                      97.47%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602


Name and Address                                                       Percentage of Beneficial Ownership

RCM Capital Management                                                           5.28%
7200 Wisconsin Avenue # 1001
Bethesda, MD  20814-4813

City of Hope National Medical Center                                             8.26%
1500 East Duarte Road
Duarte, CA  91010-0269


              100% U.S TREASURY MONEY MARKET FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

National Financial Services Corp                                                99.68%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908


             100% U.S TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Union Bank                                                                      95.20%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602


Name and Address                                                       Percentage of Beneficial Ownership

Weber Metals, Inc.                                                               5.84%
P.O. Box 318
Paramount, CA  90723-0318


             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES

         Name and Address                                              Percentage of Ownership of Record

National Financial Services Corp                                                99.19%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908


            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

         Name and Address                                              Percentage of Ownership of Record

Union Bank                                                                      99.84%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

                                    APPENDIX


         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch IBCA, and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):


         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.



         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


         Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):


         AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


         AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


         BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


         AA+      High credit quality.  Protection factors are strong.

         AA       Risk is modest but may vary slightly from time to


         AA-      time because of economic conditions.



         A+       Protection factors are average but adequate. However,

         A        risk factors are more variable and greater in periods

         A-       of economic stress.



Description of the three highest long-term debt ratings by Fitch IBCA (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):


         AAA Obligations which have the highest rating assigned by Fitch IBCA. Capacity for timely repayment principal and interest is extremely strong relative to other obligors in the same country.


         AA Obligations for which capacity for timely repayment of principal and interest is very strong relative to other obligors in the same country. The risk attached to these obligations differs only slightly from the country's highest rated debt.


         A Obligations for which capacity for timely repayment of principal and interest is strong relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.


Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)


Moody's description of its three highest short-term debt ratings:


         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                             - Leading market positions in well-established industries.


                             -  High rates of return on funds employed.

                                  -Conservative capitalization structures with moderate reliance on debt and ample asset protection.


                                  -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


                                  -Well-established access to a range of
                                  financial markets and assured sources of alternate liquidity.


         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



S&P's description of its three highest short-term debt ratings:



         A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


         A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):



         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



         D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


Fitch IBCA's description of its three highest short-term debt ratings:


         Fl Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.


         F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'Al' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.


         F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

Short-Term Loan/Municipal Note Ratings


Moody's description of its two highest short-term loan/municipal note ratings:



MIG-1/VMIG-1             This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG-2/VMIG-2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.


Short-Term Debt Ratings


Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.


The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.


The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.


         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".


         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                              FINANCIAL STATEMENTS



The Independent Auditors' Report for HighMark Funds for the fiscal year ended July 31, 1998, audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 1998, and unaudited Financial Statements for HighMark Funds for the period ended January 31, 1998 are all incorporated by reference to the Annual and Semi-Annual Reports of HighMark Funds, dated as of such dates, which have been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, SEI Investments Distribution Co. at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456 or by telephoning toll-free at 1-800-734-2922.

PART C.  OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:

                  Included in Part A:

                  --       Certain Financial Information.

                  Included in Part B:

                  The following financial statements have been incorporated into the Statement of Additional Information by reference to HighMark Funds' Annual Report to Shareholders, dated July 31, 1998:

                  -- Report of Independent Certified Public Accountants for HighMark Funds at July 31, 1998.

                           -- Statements of Assets and Liabilities for HighMark Funds at July 31, 1998.

                           -- Statements of Operations for HighMark Funds for the year ended July 31, 1998.

                           -- Statements of Changes in Net Assets for HighMark Funds for the year ended July 31, 1998.

                           -- Schedules of Portfolio Investments for HighMark Funds at July 31, 1998.

                           -- Notes to Financial Statements for HighMark Funds dated July 31, 1998.

                           -- Financial Highlights for HighMark Funds for the year ended July 31, 1998. All required financial statements are included in Part B hereof. All other financial statements and schedules are inapplicable.

         (b)      Exhibits:

                  (1)      (a)      Declaration of Trust, dated March 10, 1987,
                           is incorporated by reference to Exhibit (1)(a) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant's

                           Registration Statement on Form N-1A.

                           (b) Amendment to Declaration of Trust, dated April 13, 1987, is incorporated by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant's Registration Statement on Form N-1A.

                           (c) Amendment to Declaration of Trust, dated July 13, 1987, is incorporated by reference to Exhibit (1)(c) of Pre-Effective Amendment No. 2 (filed July 24, 1987) to Registrant's Registration Statement on Form N-1A.

                           (d) Amendment to Declaration of Trust, dated July 30, 1987, is incorporated by reference to Exhibit (1)(d) of Pre-Effective Amendment No. 3 (filed July 31, 1987) to Registrant's Registration Statement on Form N-1A.

                           (e) Amendment to Declaration of Trust, dated October 18, 1996, is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 18 (filed November 8, 1996) to Registrant's Registration Statement on Form N-1A.

                           (f) Amendment to Declaration of Trust, dated December 4, 1996, is incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 19 (filed December 13, 1996) to Registrant's Registration Statement on Form N-1A.

                  (2)      (a)      Amended and Restated Code of Regulations,
                           dated June 5, 1991, is incorporated by reference to
                           Exhibit 2 of Post-Effective Amendment No. 7 (filed September 30, 1991) to Registrant's Registration Statement on Form N-1A.

                           (b) Amendment to Amended and Restated Code of Regulations, dated December 4, 1991, is incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                  (3)      None.

                  (4)      None.

                  (5)      (a)      Investment Advisory Agreement between
                           Registrant and

                           HighMark Capital Management, Inc., dated as of September 1, 1998 (the "Investment Advisory Agreement"), is filed herewith.

                           (b) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bank of Tokyo-Mitsubishi Trust Company, dated as of September 1, 1998 (the "BOTM Sub-Advisory Agreement") is filed herewith.

                           (c) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and AXA Asset Management Partenaires dated as of September 1, 1998 (the "AXA Sub-Advisory Agreement") is filed herewith.

                           (d) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Brandes Investment Partners, L.P. (the "Brandes Sub-Advisory Agreement") dated as of September 1, 1998 is filed herewith.

                  (6)      (a)      Distribution Agreement between the
                           Registrant and SEI Financial Services Company is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 20 (filed February 25,
                           1997) to Registrant's Registration Statement on Form N-1A.

                           (b) Form of Distribution and Service Agreement for Class B Shares between Registrant and SEI Investments Distribution Co. incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                  (7)      None.

                  (8)      (a)      Custodian Agreement between Registrant and
                           The Bank of California, N.A., dated as of December 23, 1991, as amended as of September 15, 1992 (the "Custodian Agreement"), is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                           (b) Amended and Restated Schedule A to the Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                           (c) Form of Amended and Restated Schedule B to the Custodian Agreement is incorporated by reference to Exhibit (8)(c) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                           (d) Form of Securities Lending and Reverse Repurchase Agreement Services Client Addendum to Custodian Agreement is incorporated by reference to Exhibit (8)(d) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                  (9)      (a)      Administration Agreement between Registrant
                           and SEI Fund Resources incorporated by reference to
                           Exhibit 9(a) of Post-Effective Amendment No. 20 (filed February 25, 1997) to Registrant's Registration Statement on Form N-1A.

                           (b) Form of Sub-Administration Agreement between SEI Fund Resources and Union Bank of California, N.A. is incorporated by reference to Exhibit 9(e) of Post-Effective Amendment No. 19 (filed December 13, 1996) to Registrant's Registration Statement on Form N-1A.

                           (c) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 20 (filed February 25, 1997) to Registrant's Registration Statement on Form N-1A.

                           (d) Form of Shareholder Service Provider Agreement for the Registrant is incorporated by reference to Exhibit 9(n) of Post-Effective Amendment No. 19 (filed December 13, 1996) to Registrant's Registration Statement on Form N- 1A.

                           (e) Form of Shareholder Service Plan for the Registrant is incorporated by reference to
                                    Exhibit 9(q) of Post-Effective Amendment No.
                                    19 (filed December 13, 1996) to Registrant's
                                    Registration Statement on Form N-1A.

                           (f) Form of Shareholder Service Plan for Class B for the Registrant is incorporated by reference to Exhibit (9)(f) of

                                    Post-Effective Amendment No. 22 (filed June
                                    18, 1997) to Registrant's Registration
                                    Statement on Form N-1A.

                  (10)              Opinion and Consent of Counsel as to
                           legality of shares being registered is filed herewith.

                  (11)(a)  Consent of Deloitte & Touche LLP is filed herewith.

                  (11)(b)  Consent of Ropes & Gray, is filed herewith.

                  (12)     None.

                  (13)     None.

                  (14)     None.

                  (15)     (a)      Restated Shareholder Services Plan with
                           respect to the Fiduciary Shares is filed herewith.

                           (b) Restated Distribution and Shareholder Services Plan with respect to the Class A Shares is filed herewith.

                           (c) Form of Distribution and Shareholder Services Plan relating to the Class B Shares of the Income Funds and the Equity Funds is incorporated by reference to Exhibit (15)(f) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                  (16)     (a)      Performance Calculation Schedules
                           concerning: the seven-day yield and effective yield of the Class A and Class B Shares of the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund, the Tax-Free Fund, and the California Tax-Free Fund; the seven-day tax-equivalent yield and tax-equivalent effective yield of the Class A and Class B Shares of the Tax-Free Fund and the California Tax-Free Fund; and the average annual total return of the Income Equity Fund and Bond Fund for the one-year, five-year, and inception-to-date periods are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 6 (filed September 27,
                           1990) to Registrant's Registration Statement on Form N-1A.

                           (b) Yield Calculation Schedules concerning the seven-day tax-equivalent yield and tax-equivalent effective yield (for California and Oregon income tax purposes) of the Class A and Class B Shares of the 100% U.S. Treasury Obligations Fund are incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 7 (filed September 30, 1991) to Registrant's Registration Statement on Form N-1A.

                           (c)      Performance Calculation Schedules
                                    concerning: (i) the seven-day and thirty-day yield and effective yield of the Class A and Class B Shares of the U.S. Government Money Market Fund, the Diversified Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund; (ii) the seven-day and thirty-day tax-equivalent yield (using a Federal income tax rate of 31%) and tax-equivalent effective yield (using a Federal income tax rate of 31%) of the Class A and Class B Shares of the California Tax-Free Fund; (iii) the seven-day and thirty-day tax-equivalent yield (using a Federal income tax rate of 31% and a California income tax rate of 9.3%) and tax- equivalent effective yield (using a Federal income tax rate of 31% and a California income tax rate of 9.3%) of the Class A and Class B Shares of the California Tax-Free Fund; (iv) the average annual total return of the Class A and Class B Shares of the U.S. Government Money Market Fund, the Diversified Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund for the one-year, three-year and inception-to-date periods and the aggregate total return of the Class A and Class B Shares of each such Fund for the year-to-date, quarterly and monthly periods;
                                    (v) the thirty-day yield of the Bond Fund;
                                    (vi) the average annual total return of the Bond Fund and the Income Equity Fund for the one-year, three-year, five-year and inception-to-date periods and the aggregate total return of each such Fund for the year-to-date, quarterly and monthly periods; and (vii) the distribution rate (excluding and including capital gains) over a twelve-month period for the Bond Fund and Income Equity Fund, are incorporated by reference to Exhibit 16(c) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                           (17)     Financial Data Schedules.

                           (18) Form of Amended Multiple Class Plan for HighMark Funds adopted by the Board of Trustees on June 18, 1997 is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                  Omitted per instruction of letter from Barry D. Miller, Associate Director, United States Securities and Exchange Commission, to Craig S. Tyle, General Counsel, Investment Company Institute (October 2, 1998).

ITEM 27.          INDEMNIFICATION

                  Article IX, Section 9.2 of the Registrant's Declaration of Trust, filed or incorporated by reference as Exhibit (1) hereto, provides for the indemnification of Registrant's trustees and officers. Indemnification of the Registrant's principal underwriter, custodian, investment adviser, administrator, transfer agent, and fund accountant is provided for, respectively, in Section 6 of the Distribution Agreement, filed or incorporated by reference as Exhibit 6(a) hereto,
                  Section 16 of the Custodian Agreement, filed or incorporated by reference as Exhibit 8 hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as
                  Exhibit 5 hereto, Section 5 of the Administration Agreement, filed or incorporated by reference as Exhibit 9(a) hereto,
                  Section 6 of the Transfer Agency and Service Agreement, filed or incorporated by reference as Exhibit 9 (c) hereto, and
                  Section 7 of the Fund Accounting Agreement, filed or incorporated by reference as Exhibit 9(e) hereto. Registrant has obtained from a major insurance carrier a trustees and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  HighMark Capital Management, Inc. (the "Advisor") performs investment advisory services for Registrant. The Advisor offers a wide range of investment management services to its clients in California, Oregon, and Washington and around the world. The Advisor is a subsidiary of UnionBanCal Corporation, a publicly traded corporation, a majority of the shares of which are owned by the Bank of Tokyo-Mitsubishi, Limited.

                  To the knowledge of Registrant, none of the directors or officers of the Advisor, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Advisor also hold positions with UnionBanCal Corporation, the Bank of Tokyo-Mitsubishi and/or the Bank of Tokyo-Mitsubishi's other subsidiaries.

                  Listed below are the directors and certain principal executive officers of the Advisor, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:


Position with                                                                                      Type of
the Advisor                    Name                      Principal Occupation                      Business
-----------                    ----                      --------------------                      --------
Director, Chairman of the      Susumu Hanada             Deputy Group Head                         Banking
Board, and Chief                                         Trust & Private Financial Services
Executive Officer                                        Group
                                                         Union Bank of California
                                                         475 Sansome Street
                                                         San Francisco, CA 94104

Director, President, and       Clark R. Gates            President and COO                         Investment
Chief Operating Officer                                  HighMark Capital Management               Management
                                                         475 Sansome Street
                                                         San Francisco, CA 94104

Director                       Yoshihiko Someya          Deputy Chairman, Credit and               Banking
                                                         Administration
                                                         Head of Trust & Private Financial
                                                         Services Group
                                                         Union Bank of California
                                                         Director, UnionBanCal Corp.
                                                         400 California Street
                                                         San Francisco, CA  94104

Director                       Tsutomu Nakagawa          Executive Vice President and Manager,     Banking
                                                         Office of the President
                                                         Union Bank of California
                                                         400 California Street
                                                         San Francisco, CA  94104

Director and Chief             Patrick G. Dodson         Senior Vice President                     Banking
Financial Officer                                        Trust & Private Financial Services
                                                         Group Systems and Operations
                                                         Union Bank of California
                                                         475 Sansome Street
                                                         San Francisco, CA 94104

Secretary                      Olga J. Sanchez           Vice President and Senior Counsel         Banking
                                                         Union Bank of California
                                                         400 California Street
                                                         San Francisco, CA  94104

Managing Director, Chief       Luke C. Mazur             c/o HighMark Capital Management           Investment
Investment Officer                                       475 Sansome Street                        Management
                                                         San Francisco, CA  94104

Managing Director, Mutual      R. Gregory Knopf          c/o HighMark Capital Management           Investment
Funds                                                    445 S. Figueroa Street                    Management
                                                         Los Angeles, CA  90071

Managing Director, Sales       Terry L. Chambless        c/o HighMark Capital Management           Investment
and Marketing                                            445 S. Figueroa Street                    Management
                                                         Los Angeles, CA  90071

Managing Director, Support     Milton M. Fukuda          c/o HighMark Capital Management           Investment
Services                                                 475 Sansome Street                        Management
                                                         San Francisco, CA  94104

Managing Director,             Kevin A. Rogers           c/o HighMark Capital Management           Investment
Portfolio Management                                     18300 Von Karman Avenue                   Management
Group                                                    Irvine, CA  92715



ITEM 29.          PRINCIPAL UNDERWRITER

                  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

                  Registrant's distributor, SEI Investments Distribution Co. acts as distributor for:


                  SEI Daily Income Trust                    July 15, 1982
                  SEI  Liquid Asset Trust                   November 29, 1982
                  SEI Tax Exempt Trust                      December 3, 1982
                  SEI Index Funds                           July 10, 1985
                  SEI Institutional Managed Trust           January 22, 1987
                  SEI Institutional International Trust     August 10, 1988
                  The Advisors' Inner Circle Fund           November 14, 1991
                  The Pillar Funds                          February 28, 1992
                  CUFUND                                    May 1, 1992
                  STI Classic Funds                         May 29, 1992
                  First American Funds, Inc.                November 1, 1992
                  First American Investment Funds, Inc.     November 1, 1992
                  The Arbor Fund                            January 28, 1993
                  Boston 1784 Funds (R)                     June 1, 1993
                  The PBHG Funds, Inc.                      July 16, 1993
                  Morgan Grenfell Investment Trust          January 3, 1994
                  The Achievement Funds Trust               December 27, 1994
                  Bishop Street Funds                       January 27, 1995
                  CrestFunds, Inc.                          March 1, 1995
                  STI Classic Variable Trust                August 18, 1995
                  ARK Funds                                 November 1, 1995
                  Monitor Funds                             January 11, 1996
                  SEI Asset Allocation Trust                April 1, 1996
                  TIP Funds                                 April 28, 1996
                  SEI Institutional Investments Trust       June 14, 1996
                  First American Strategy Funds, Inc.       October 1, 1996
                  ARMADA Funds                              March 8, 1997
                  TIP Institutional Funds                   January 1, 1998
                  Oak Associates Funds                      February 27, 1998
                  The Nevis Funds, Inc.                     June 29, 1998
                  The Parkstone Group of Funds              September 14, 1998

                  The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                  Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

                                                     Position and Office                Positions and Offices
                  Name                               With Underwriter                   With Registrant
                  ----                               ----------------                   ---------------
                  Alfred P. West, Jr.                Director, Chairman of the Board             --
                                                       of Directors
                  Henry W. Greer                     Director                                    --
                  Carmen V. Romeo                    Director                                    --
                  Gilbert L. Beebower                Executive Vice President                    --
                  Richard B. Lieb                    Executive Vice President                    --
                  Dennis J. McGonigle                Executive Vice President                    --
                  Robert M. Silvestri                Chief Financial Officer & Treasurer         --
                  Leo J. Dolan, Jr.                  Senior Vice President                       --
                  Carl A. Guarino                    Senior Vice President                       --
                  Larry Hutchison                    Senior Vice President                       --

                                                     Position and Office                    Positions and Offices
                  Name                               With Underwriter                       With Registrant
                  ----                               ----------------                       ---------------
                  Jack May                           Senior Vice President                           --
                  Hartland J. McKeown                Senior Vice President                           --
                  Barbara J. Moore                   Senior Vice President                           --
                  Kevin P. Robins                    Senior Vice President,                 Vice President,
                                                       General Counsel &                      Secretary
                                                       Secretary
                  Patrick K. Walsh                   Senior Vice President                           --
                  Robert Aller                       Vice President                                  --
                  Gordon W. Carpenter                Vice President                                  --

                  Todd Cipperman                     Vice President and Assistant           Vice President,
                                                       Secretary                              Assistant Secretary
                  Robert Crudup                      Vice President and Managing                     --
                                                       Director
                  Barbara Doyne                      Vice President                                  --
                  Jeff Drennen                       Vice President                                  --
                  Vic Galef                          Vice President and Managing                     --
                                                       Director
                  Lydia A. Gavalis                   Vice President & Assistant             Vice President,
                                                       Secretary                              Assistant Secretary
                  Greg Gettinger                     Vice President & Assistant                      --
                                                       Secretary
                  Kathy Heilig                       Vice President                                  --
                  Jeff Jacobs                        Vice President                                  --
                  Samuel King                        Vice President                                  --
                  Kim Kirk                           Vice President & Managing
                                                       Director                                      --
                  John Krzeminski                    Vice President & Managing                       --
                                                       Director
                  Carolyn McLaurin                   Vice President & Managing                       --
                                                       Director
                  W. Kelso Morrill                   Vice President                                  --
                  Mark Nagle                         Vice President                         President
                  Joanne Nelson                      Vice President                                  --
                  Joseph M. O'Donnell                Vice President & Assistant             Vice President,
                                                       Secretary                              Assistant Secretary
                  Sandra K. Orlow                    Vice President & Secretary             Vice President,
                                                                                              Assistant Secretary
                  Cynthia M. Parrish                 Vice President & Assistant Secretary            --
                  Kim Rainey                         Vice President                                  --
                  Rob Redican                        Vice President                                  --
                  Maria Rinehart                     Vice President                                  --
                  Mark Samuels                       Vice President & Managing Director              --
                  Steve Smith                        Vice President                                  --
                  Daniel Spaventa                    Vice President                                  --
                  Kathryn L. Stanton                 Vice President & Assistant                      --
                                                       Secretary
                  Lynda J. Striegel                  Vice President & Assistant             Vice President,
                                                       Secretary                              Assistant Secretary
                  Lori L. White                      Vice President & Assistant                      --

                                                       Secretary
                  Wayne M. Withrow                   Vice President & Managing Director              --


ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

                  (1) HighMark Capital Management, Inc., 475 Sansome Street, San Francisco, CA 94104 (records relating to its function as investment advisor).

                  (2) Union Bank of California, N.A., 400 California Street, San Francisco, CA 94104 (records relating to its functions as custodian, sub-administrator and sub-transfer agent).

                  (3) SEI Investments Mutual Funds Services, Oaks, Pennsylvania 19456 (records relating to its functions as administrator).

                  (4) SEI Investments Distribution Co. (formerly SEI Financial Services Company), Oaks, Pennsylvania 19456 (records relating to its function as distributor).

                  (5) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as transfer agent).

                  (6) Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 (the Registrant's Declaration of Trust, Code of Regulations and Minute Books).

ITEM 31.          MANAGEMENT SERVICES

                  None.

ITEM 32.          UNDERTAKINGS

                  Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

                  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                     NOTICE

         A copy of the Amended and Restated Agreement and Declaration of Trust of HighMark Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment No. 25 to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, D.C., on the 30th day of November, 1998.


                                               HighMark Funds

                                               By:  */s/ Mark E. Nagle
                                                    ---------------------------
                                                    Mark E. Nagle
                                                    President and
                                                    Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Capacity                            Date
---------                                   --------                            ----
*/s/ Mark E. Nagle                          President and                       November 30, 1998
 -----------------
Mark E. Nagle                               Chief Executive Officer

*/s/ Robert DellaCroce                      Comptroller and Chief               November 30, 1998
 ---------------------
Robert DellaCroce                           Financial Officer

*/s/ Thomas L. Braje                        Trustee                             November 30, 1998
 ----------------------
Thomas L. Braje

*/s/ David A. Goldfarb                      Trustee                             November 30, 1998
 ---------------------
David A. Goldfarb

*/s/ Joseph C. Jaeger                       Trustee                             November 30, 1998
 -----------------------
Joseph C. Jaeger

*/s/ Frederick J. Long                      Trustee                             November 30, 1998
 ----------------------
Frederick J. Long

*/s/ William R. Howell                      Trustee                             November 30, 1998
 ----------------------
William R. Howell

*/s/ Paul Smith                             Trustee                             November 30, 1998
 ----------------------
Paul Smith

*By: /s/ Martin E. Lybecker
     ----------------------------
     Martin E. Lybecker
     Attorney-In-Fact

                                  Exhibit Index

Exhibit No.                                          Description                            Page
-----------                                          -----------                            ----
5(a)              Investment Advisory Agreement between Registrant and
                  HighMark Capital Management, Inc.

5(b)              Investment Sub-Advisory Agreement between HighMark Capital
                  Management, Inc. and Bank of Tokyo-Mitsubishi Trust Company

5(c)              Investment Sub-Advisory Agreement between HighMark Capital
                  Management, Inc. and AXA Asset Management Partenaires

5(d)              Investment Sub-Advisory Agreement between HighMark Capital
                  Management, Inc. and Brandes Investment Partners, L.P.

10 Opinion and Consent of Counsel as to legality of shares being registered

11(a)             Consent of Deloitte & Touche LLP.

11(b)             Consent of Ropes & Gray.

15(a)             Restated Shareholder Services Plan with respect to the
                  Fiduciary Shares.

15(b) Restated Distribution and Shareholder Services Plan with respect to the Class A Shares

27                Financial Data Schedules.